UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.      )
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Check the appropriate box:
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☐   Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12
Everest Group, Ltd.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Everest Group, Ltd.
Proxy Statement 2025
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 14, 2025
TO THE SHAREHOLDERS OF EVEREST GROUP, LTD.:
The Annual General Meeting of Shareholders of Everest Group, Ltd., a Bermuda company (the “Company”), will be held at Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda on May 14, 2025 at 10:00
a.m., local time, for the following purposes:
1.To elect John J. Amore, William F. Galtney Jr., John A. Graf, Meryl Hartzband, John Howard, Gerri
Losquadro, Hazel McNeilage, Roger M. Singer and Jim Williamson as directors of the Company, each to serve for a one-year period to expire at the 2026 Annual General Meeting of Shareholders or until such director’s successor shall have been duly elected or appointed or until such director’s office is otherwise vacated.
2.To appoint KPMG, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2025 and authorize the Company’s Board of Directors, acting through its Audit Committee, to determine the independent auditor’s remuneration.
3.To approve, by non-binding advisory vote, 2024 compensation paid to the Company’s Named Executive
Officers (as defined herein).
4.To approve the Everest Group, Ltd. 2025 Employee Stock Purchase Plan.
5.To approve amendments (the “Amendments”) to the Company’s bye-laws (as further described in the
Proxy Statement).
6.To consider and act upon such other business, if any, as may properly come before the meeting and any and all adjournments thereof.
The Company’s financial statements for the year ended December 31, 2024, together with the report of the
Company’s auditor in respect of those financial statements, as approved by the Company’s Board of
Directors, will be presented at this Annual General Meeting.
Only shareholders of record identified in the Company’s Register of Members at the close of business on
March 17, 2025 are entitled to notice of, and vote at, the Annual General Meeting.
This Proxy Statement, the attached Notice of Annual General Meeting, the Annual Report of the Company
for the fiscal year ended December 31, 2024 (including financial statements) and the enclosed Proxy Card are first being mailed to the Company’s shareholders on or about April 14, 2025.
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to vote by internet or telephone as directed on the enclosed proxy or by signing and dating the proxy and returning it promptly in the postage prepaid envelope provided.
By Order of the Board of Directors
Jim Williamson
President & Chief Executive Officer
April 11, 2025
Hamilton, Bermuda
Table of Contents

GENERAL INFORMATION ..........................................................................................................................................	1
PROXY STATEMENT SUMMARY ...............................................................................................................................	2
PROPOSAL NO. 1 — ELECTION OF DIRECTORS ...................................................................................................	7
PROPOSAL NO. 2 — APPOINTMENT OF INDEPENDENT AUDITORS ...............................................................	18
PROPOSAL NO. 3 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION .........................	19
PROPOSAL NO. 4 — APPROVAL OF EVEREST GROUP, LTD. EMPLOYEE STOCK PURCHASE PLAN .........	20
PROPOSAL NO. 5 — APPROVAL OF AMENDMENTS TO THE BYE-LAWS .......................................................	22
THE BOARD OF DIRECTORS AND ITS COMMITTEES ..........................................................................................	25
BOARD STRUCTURE AND RISK OVERSIGHT .........................................................................................................	29
BOARD COMMITTEES ................................................................................................................................................	32
COMMON SHARE OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS ..............................................	37
PRINCIPAL BENEFICIAL OWNERS OF COMMON SHARES ................................................................................	38
DIRECTORS’ COMPENSATION .................................................................................................................................	39
EXECUTIVE OFFICERS ................................................................................................................................................	41
COMPENSATION DISCUSSION AND ANALYSIS ...................................................................................................	43
COMPENSATION PRACTICES ...................................................................................................................................	46
THE COMPANY’S COMPENSATION PHILOSOPHY AND OBJECTIVES ............................................................	48
COMPENSATION OF EXECUTIVE OFFICERS ........................................................................................................	67
PAY VERSUS PERFORMANCE DISCLOSURE ..........................................................................................................	71
CEO PAY RATIO DISCLOSURE ..................................................................................................................................	77
EMPLOYMENT, CHANGE OF CONTROL AND OTHER AGREEMENTS ............................................................	78
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ..............................................	83
MISCELLANEOUS — GENERAL MATTERS ...............................................................................................................	84
APPENDIX A — INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES ......................................	86
APPENDIX B — EVEREST GROUP, LTD. 2025 EMPLOYEE STOCK PURCHASE PLAN .....................................	89
APPENDIX C — PROPOSED AMENDMENTS TO EVEREST GROUP, LTD. BYE-LAWS .....................................	104
2025 Proxy Statement   1
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 14, 2025
at Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda at 10:00 a.m. local time.
The proxy statement and annual report to shareholders are available at
https://investors.everestglobal.com/financials/annual-reports-and-proxy-statements/default.aspx
PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
May 14, 2025
GENERAL INFORMATION
The enclosed Proxy Card is being solicited on behalf of the Board of Directors (the “Board”) of Everest Group, Ltd., a
Bermuda company (the “Company”, “Everest Group” or, unless the context otherwise requires, “Everest”) for use at the
2025 Annual General Meeting of Shareholders (the “AGM”), to be held on May 14, 2025, and at any adjournment thereof. It may be revoked at any time before it is exercised by giving a later-dated proxy, notifying the Corporate
Secretary of the Company in writing at the Company’s registered office at Clarendon House, 2 Church Street, Hamilton
HM 11, Bermuda, or voting in person at the Annual General Meeting. All shares represented at the meeting by properly executed proxies will be voted as specified and, unless otherwise specified, will be voted: (1) for the election of John J.
Amore, William F. Galtney Jr., John A. Graf, Meryl Hartzband, John Howard, Gerri Losquadro, Hazel McNeilage, Roger
M. Singer and Jim Williamson as directors of the Company; (2) for the appointment of KPMG LLP (“KPMG”), an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending
December 31, 2025 and for authorizing the Board acting through its Audit Committee to determine the independent auditor’s remuneration; (3) for the approval, by non-binding advisory vote, of the 2024 compensation paid to the Named
Executive Officers (as defined herein); (4) for the approval of the Everest Group, Ltd. 2025 Employee Stock Purchase Plan
and (5) for the approval of amendments to the Company’s bye-laws (as further described in this Proxy Statement).
Only shareholders of record at the close of business on March 17, 2025 will be entitled to vote at the meeting. On that date, 52,378,142 Common Shares, par value $.01 per share (“Common Shares”), were outstanding. However, this amount includes 9,719,971 Common Shares held by Everest Re Advisors, Ltd. (“Re Advisors”), the Company’s subsidiary.
As provided in the Company’s Bye-laws, Re Advisors may vote only 9.9% of its shares. The outstanding share amount also excludes 58,727 shares with no voting rights. The limitation of Re Advisors voting shares to 5,185,436 and the exclusion of 58,727 shares with no voting rights results in 47,784,880 Common Shares entitled to vote.
The election of each nominee for director and the approval of all other matters to be voted upon at the Annual General
Meeting require the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum consisting of no fewer than two persons present in person or by proxy holding in the aggregate more than 50%
of the issued and outstanding Common Shares entitled to attend and vote at the Annual General Meeting. The Company has appointed inspectors of election to count votes cast in person or by proxy. Common Shares owned by shareholders who are present in person or by proxy at the Annual General Meeting but who elect to abstain from voting will be counted towards the presence of a quorum. However, such Common Shares and Common Shares owned by shareholders and not voted in person or by proxy at the Annual General Meeting (including “broker non- votes”) will not be included in any tally of votes cast and will therefore have no effect on the outcomes of votes to elect a director or approve any other matter before the shareholders.
All references in this document to “$” or “dollars” are references to the currency of the United States of America.
The Company knows of no specific matter to be brought before the Annual General Meeting that is not referred to in the attached Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters. To be properly made, a shareholder proposal must comply with the
Company’s Bye-laws and, in order for any matter to come before the meeting, it must relate to matters referred to in the attached Notice of Annual General Meeting.
2   2025 Proxy Statement
Proxy Statement Summary
PROXY STATEMENT
SUMMARY
This summary highlights certain information contained in the Company’s Proxy Statement. The summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement carefully.
Voting Matters and Board’s Voting Recommendations

Proposal	Board’s Voting Recommendation		Page
Election of Director Nominees (Proposal 1)	✓	FOR ALL DIRECTOR NOMINEES	7
Appointment of KPMG as Company Auditor (Proposal 2)	✓	FOR	18
Non-Binding Advisory Vote on Executive Compensation (Proposal 3)	✓	FOR	19
Approval of the Everest Group, Ltd. 2025 Employee Stock Purchase Plan (Proposal 4)	✓	FOR	20
Approval of Bye-Law Amendments (as further described herein) (Proposal 5)	✓	FOR	26
Director Nominees

			Committee Membership
Name	Age	Director Since	AC	CC	EC	IPC	NGC	RMC	TCC
John J. Amore IND	76	2012	•	•			CHAIR	•
William F. Galtney Jr. IND	72	1996	•	•	•		•	CHAIR
John A. Graf IND	65	2016	•	•		CHAIR	•		•
Meryl Hartzband IND	70	2019	CHAIR	•		•	•		•
John Howard IND	58	2025	•	•			•
Gerri Losquadro IND	74	2014	•	CHAIR			•	•
Hazel McNeilage IND	68	2022	•	•			•	•	CHAIR
Roger M. Singer IND	78	2010	•	•			•
Jim Williamson President and CEO	51	2025			•	•		•	•
KEY
• Member
IND Independent
AC Audit Committee
CC Compensation Committee
EC Executive Committee
IPC Investment Policy Committee
NGC Nominating and Governance Committee
RMC Risk Management Committee
TCC Technology and Cyber Committee
2025 Proxy Statement   3
Proxy Statement Summary
Corporate Governance Highlights

Board Practices	•Annual Board and Committee Self-Assessments
•Code of Business Conduct and Ethics for Directors and Executive Officers
•Succession Planning and Implementation Process
•Strategy and Risk Management Oversight
•Human Capital Management Oversight
•Newly formed Technology and Cyber Committee
10
Size of Board
3
Women Director
Nominees
3
Board Committees
Chaired by Women
*
Board Independence Standards
The Board has adopted director independence standards as set forth by the New York Stock
Exchange (“NYSE”).
Director Independence on Key Committees
The Board’s Audit, Compensation and Nominating and Governance Committees are composed entirely of independent directors.
No Over-Boarding
No member of the Board of Directors sits on the board of directors of more than two other publicly traded companies.
*Board to be reduced to 9 members (3 women, 6 men) upon conclusion of the AGM
4   2025 Proxy Statement
Proxy Statement Summary

Shareholder Protections	•Majority Vote Standard for Director Election
•Annual Election of All Directors
•Independent Board Chair
•Independent Lead Director
•Regular Executive Sessions of Non-Management Directors
•Shareholder Access. No minimum share ownership or holding threshold is necessary to nominate qualified director to Board.
Compensation Best Practices:

What We Do		What We Don’t Do
✓	Annual Say on Pay Advisory Vote	œ	No “gross-up” payments by the Company of any “golden parachute” excise taxes upon a change in control
✓	Maintain a broad-based Clawback Policy	œ	No single trigger for change in control
✓	Align compensation with strategic goals and individual performance	œ	No separate change-in-control agreement for the CEO(3)
✓	Evaluate peer groups annually	œ	Prohibition on hedging or pledging of Company stock
✓	Engage independent compensation consultant	œ	No liberal share recycling
✓	Award Performance Share Units as an element of long-term incentive compensation
✓	Engage with shareholders on executive compensation practices
✓	Maintain stock ownership guidelines for Executive Officers(1) and Non-Management Directors(2)
(1)Six times base salary for CEO; three times base salary for other Named Executive Officers (as defined herein).
(2)Five times annual retainer.
(3)CEO participates in the Senior Executive Change in Control Plan (“CIC Plan”), along with the other Named Executive Officers.
(1)Please see Appendix A for explanations and available reconciliations of the non-generally accepted accounting principles (“GAAP”) measures used described Company performance in this Proxy Statement.
(2)Gross Written Premium growth is presented on a comparable basis, reflecting constant currency basis and excluding reinstatement premiums
(3)Excludes approximately $68 million of profit commission related to loss reserve releases. When including this profit commission, Everest’s reported attritional combined ratio was 88.1% for the year ended December 31, 2024.
(4)Gross Written Premium growth, Attritional Combined Ratio, Net Operating Income, TSR and Net Operating Income ROE are non-GAAP measures.
Please see Appendix A for further information and available reconciliations.
(5)TSR unless otherwise noted herein, means annual growth in book value per common share outstanding (excluding Net Unrealized Depreciation/
appreciation of Fixed Maturity, available for sale investments) plus dividends per share.
2025 Proxy Statement   5
Proxy Statement Summary
Shareholder Outreach
We are committed to ensuring that we understand our
50%
of Shares
Outstanding
In the first quarter of 2025, we
reached out to shareholders
holding approximately
shareholders’ priorities and potential concerns, and that our shareholders understand our corporate governance and executive compensation programs. This includes how our executive
compensation program rewards the achievement of our strategic objectives and aligns the interests of our Named Executive Officers
(as defined herein) and the Company’s shareholders. Periodically, we conduct shareholder outreach and consider input in governance and operations. In the first quarter of 2025, we conducted outreach with our shareholders. There was appreciation among investors for the opportunity to engage in outreach discussions.
2024 Financial Results(1)

Gross Written Premium $18.2 billion	Gross Written Premium Growth 9.1%(2)(4)	Combined Ratio 102.3% Attritional Combined Ratio 87.6%(3)(4)

Net Income $1.4 billion Net Operating Income(4) $1.3 billion	Total Shareholder Return(4)(5) 9.2%	Net Operating Income ROE 9.0%(4)
2024 Financial results reflected Everest’s resilience amidst challenging business conditions. Despite another year exceeding $100 billion in global insured losses from natural catastrophes, the Company’s Reinsurance business achieved total written premium of approximately $13 billion and an 89.7% total combined ratio. In the global
Insurance business, total gross written premium was over $5 billion in 2024, with excellent returns from many business lines, particularly North America and international Property and Specialty. The Company also advanced the international insurance strategy, and achieved several important milestones in Insurance, including $1.5 billion of gross written premium. In 2024, Everest took decisive action to address the impact of social inflation and legal system abuse on the North American Casualty insurance business, including aggressive underwriting and strengthening its reserves to position the Company for sustainable profitability.
On a consolidated basis, the Company earned $1.4 billion of net income in the fiscal year ended December 31, 2024
(“fiscal year 2024”). Gross written premiums grew by 9.1% to $18.2 billion, and the Company generated $1.3 billion of net operating income and a 9.0% after-tax operating return on equity.(2) In fiscal year 2024, the Company generated a
Total Shareholder Return (“TSR”) of 9.2% and net investment income increased over $500 million to approximately
$2.0 billion.
In 2024, we increased our quarterly dividend and returned $334 million to shareholders in the form of dividends.
6   2025 Proxy Statement
Proxy Statement Summary
Ratings
Our primary metric for measuring financial performance is TSR, defined as annual growth in book value per common share outstanding (excluding Net
A+
A.M. Best
A1
Moody’s
A+
Standard & Poor’s

Total Shareholder Return
26.5%
9.2%
5.4%
2022
2023
2024

Operating Income
USD Millions
$1,065
$2,776
$1,289
2022
2023
2024

TSR, a non-GAAP measure, is defined as annual growth in book value per common share outstanding (excluding Net Unrealized Depreciation/appreciation of Fixed Maturity, available for sale investments) plus dividends per share. Operating Income, also referred to as after-tax operating income (loss) is also a non-GAAP measure. Please see Exhibit A for further information.
Unrealized Depreciation/appreciation of Fixed Maturity, available for sale investments) plus dividends per share
2025 Proxy Statement   7
Proposal No. 1 — Election of Directors
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The Board recommends that you vote FOR the director nominees described below. Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies.
At the 2025 Annual General Meeting (“AGM”), the nominees for director positions are to be elected to serve until the 2026
Annual General Meeting of Shareholders or until their qualified successors are elected or until such director’s office is otherwise vacated. At its regularly scheduled meeting in February 2025, the Nominating and Governance Committee
recommended to the Board the nominations of John J. Amore, William F. Galtney Jr., John A. Graf, Meryl Hartzband, Gerri
Losquadro, Hazel McNeilage, Roger M. Singer, Joseph V. Taranto and Jim Williamson, all of whom are currently directors of the Company. The Board accepted the Nominating and Governance Committee’s recommendations, and each nominee accepted his or her nomination.  By resolution adopted by unanimous written consent on March 24, 2025, the Board amended the slate (i) to exclude Mr. Taranto, in light of his preference to retire from the Board, thereby determining that
Mr. Taranto’s service on the Board would terminate upon the conclusion of the AGM on May 14, 2025 ,and (ii) to include
John Howard, who was elected to the Board effective March 6, 2025.  Additionally, the Board voted to reduce the size of the Board to nine members following the AGM.  It is not expected that any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable prior to the meeting, proxies will be voted for such persons as the Board shall recommend, unless the Board reduces the number of directors accordingly. There are no arrangements or understandings between any director or any nominee for election as a director and any other person pursuant to which such person was selected as a director or nominee.
Important Factors in Assessing Board Composition
The Nominating and Governance Committee strives to maintain an engaged, independent Board with broad and diverse experience, skills and judgment that is committed to representing the long-term interests of our shareholders. In evaluating director candidates and considering incumbent directors for nomination to the Board, the Nominating and
Governance Committee considers each nominee’s character, independence, leadership, financial literacy, personal and professional accomplishments, industry knowledge and experience.
For incumbent directors, the factors also include attendance and past performance on the Board and its committees.
Each director nominee has a demonstrated record of accomplishment in areas relevant to the Company’s business and qualifications that contribute to the Board’s ability to effectively function in its oversight role.
The Nominating and Governance Committee seeks current and potential directors who will collectively bring to the
Board a variety of skills, including:
•Leadership: Demonstrated ability to hold significant leadership positions and effectively manage complex organizations is important to evaluating and developing key management talent.
•Insurance and/or Reinsurance Industry Experience: Experience in the insurance and/or reinsurance markets is critical to strategic planning and oversight of our business operations.
•Risk Management: Experience in identifying, assessing and managing risks is critical to oversight of current and emerging organizational and systemic risks in order to inform and adapt the Company’s strategic planning.
•Regulatory: An understanding of both the laws and regulations that impact our heavily regulated industry and the impact of government actions and public policy are important to oversight of insurance operations.
•Finance and Accounting: Financial experience and literacy are essential for understanding and overseeing our financial reporting, investment performance and internal controls to ensure transparency and accuracy.
•Corporate Governance: Understanding of corporate governance matters is essential to ensuring effective governance of the Company and protecting shareholder interests.
•Business Operations: A practical understanding of developing, implementing and assessing our business operations and processes and experience making strategic decisions, including the assessment of our operating plan, risk management and long-term sustainability strategy, are critical to the oversight of our business.
•Information Technology/Cybersecurity: In addition, comprehensive oversight requires an understanding of information systems, data and technology used in our business operations and processes, the role of data and technology systems in relation to our corporate strategy as well as a recognition of the risk management aspects of cyber risks and cybersecurity.
•International: Experience in and knowledge of global insurance and financial markets are especially important in understanding and reviewing our business and strategy.
In addition to evaluating a director candidate’s technical skills relevant to the success of a large, publicly traded company in today’s business environment, our Board considers additional factors, including candidates’ educational, personal and professional background, their understanding of our business and technology, and the geographic, educational and professional backgrounds, skill sets and perspectives of our Board as a whole. Each director must demonstrate critical thinking skills, clear business ethics, an appreciation for the Company’s cultural values and a commitment to the sustainability of the Company and its business. The Nominating and Governance Committee’s objective is to recommend a group that can
8   2025 Proxy Statement
Proposal No. 1 — Election of Directors
best perpetuate the success of our business and represent shareholder interests through the exercise of sound judgment leveraging its experience and perspectives.
2025 Proxy Statement   9
Proposal No. 1 — Election of Directors
Information Concerning Director Nominees
Each nominee’s biography below includes a summary of the key skills and experience of such nominee that contribute to the director’s ability to effectively oversee the Company and act in the long-term best interests of shareholders.
JOHN J. AMORE
Age: 76
Director Since: September 2012
Committees:
•Audit
•Compensation
•Nominating and Governance (Chair)
•Risk
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Finance and Accounting
•Corporate Governance
•Business Operations
•Human Capital Management
•International
•Risk Management
•Regulatory
•Claims
•Sustainability
Background:
Mr. Amore retired in 2010 from the Group Executive Committee of Zurich Financial Services Group, now known as Zurich
Insurance Group, Ltd. (“Zurich”), for which he continued to act as a consultant through 2012. From 2004 through 2010, he served as CEO of Zurich’s Global General Insurance business segment after having served as CEO of Zurich’s North
America Corporate business division from 2001 through 2004. He became CEO of Zurich U.S. in 2000, having previously served as CEO of the Zurich U.S. Specialties business unit. Before joining Zurich in 1992, he was Vice Chairman of
Commerce and Industry Insurance Company, a subsidiary of American International Group, Inc. (“AIG”). Mr. Amore
served as a delegate for the Geneva Association and is an Overseer Emeritus of the Board of Overseers for the School of
Risk Management, Insurance and Actuarial Science at St. John’s University in New York. He is also a member of the Board of Directors of the W. F. Casey Foundation, Brooklyn, New York and the Board of Trustees and Finance, Audit and
Investment Committees of Embry-Riddle Aeronautical University.
10   2025 Proxy Statement
Proposal No. 1 — Election of Directors
WILLIAM F. GALTNEY JR.
Age: 72
Director Since: March 1996
Independent
Committees:
•Audit
•Compensation
•Executive
•Nominating and Governance
•Risk (Chair)
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Finance and Accounting
•Investments
•Mergers and Acquisitions
•Corporate Governance
•Business Operations
•Risk Management
•Regulatory
•International
•Claims
•Marketing and Branding
Background:
Mr. Galtney served as a director of Everest Reinsurance Holdings, Inc. (“Everest Holdings”), which is now a subsidiary of the Company, from March 1996 to February 2000. Thereafter he became a director of the Company upon the restructuring of Everest Holdings. Since April 1, 2005, he has been President and CEO of Galtney Group, Inc., a property and casualty healthcare insurance and reinsurance broker. Prior thereto, he was President (from June 2001 until
December 31, 2004) and Chairman (until March 31, 2005) of Gallagher Healthcare Insurance Services, Inc. (“GHIS”), a
wholly-owned subsidiary of Arthur J. Gallagher & Co. (“Gallagher”). From 1983 until its acquisition by Gallagher in June
2001, Mr. Galtney was the Chairman and CEO of Healthcare Insurance Services, Inc. (predecessor to GHIS), a managing general and surplus lines agency previously indirectly owned by The Galtney Group, Inc.
2025 Proxy Statement   11
Proposal No. 1 — Election of Directors
JOHN A. GRAF
Age: 65
Director Since: May 2016
Independent
Committees:
•Audit
•Compensation
•Nominating and Governance
•Investment Policy (Chair)
•Technology and Cyber
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Corporate Governance
•Risk Management
•Finance and Accounting
•Investments
•International
•Business Operations
•Regulatory
Background:
Mr. Graf serves as the Non-Executive Vice Chairman of Global Atlantic Financial Group (“Global Atlantic”) and joined its
Board of Directors upon Global Atlantic’s acquisition of Forethought Financial Group (“Forethought Financial”) in 2014.
He served as Chairman and CEO of Forethought Financial from 2006 to 2014. He serves on the Audit, Risk and
Compliance Committees of Global Atlantic. Mr. Graf also serves on the Board of ALM First Financial, a financial services and organization performance company. Until December 2015, he served as a non-executive director of QBE Insurance
Group Limited where he chaired the Investment and Personnel Committees. In 2005, he served as Chairman, CEO and
President of AXA Financial, Inc. where he also served as Vice Chairman of the Board and President and Chief Operating
Officer of its subsidiaries, AXA Equitable Life Insurance Company and MONY Life Insurance Company. From 2001
through 2004 he was the Executive Vice President of Retirement Savings at AIG, as well as Vice Chairman and member of the Board of Directors of AIG, SunAmerica, following AIG’s acquisition of American General Corporation in 2001, where he served as Vice Chairman.
12   2025 Proxy Statement
Proposal No. 1 — Election of Directors
MERYL HARTZBAND
Age: 70
Director Since: May 2019
Independent
Committees:
•Audit (Chair)
•Compensation
•Investment Policy
•Nominating and Governance
•Technology and Cyber
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Finance and Accounting
•Investments
•International
•Mergers and Acquisitions
•Corporate Governance
•Business Operations
•Regulatory
•Risk Management
Background:
Ms. Hartzband retired in 2015 as a founding partner of Stone Point Capital (“Stone Point”), where she also served as the firm’s Chief Investment Officer. Previously, from 1982 to 1999, she served as Managing Director at J.P. Morgan & Co., specializing in private equity investments in the financial services industry. Ms. Hartzband currently serves on the Board of Directors at Conning Holdings, Ltd., a global investment management firm with $214 billion in assets under management, Generali Investment Holdings, a holding company for various asset management firms, and Octagon
Credit Investors, LLC, a CLO manager with $34 billion in assets under management. She formerly served on the Board of
Directors of Greenhill & Co. (which was acquired by Mizuho Financial Group, Inc. in November 2023). She has previously been a director at The Navigators Group, Inc., Travelers Property Casualty Corp., AXIS Capital Holdings Limited, ACE
Limited and numerous portfolio companies of Stone Point. Ms. Hartzband holds a Bachelor of Arts degree with honors from Cornell University College of Arts and Sciences and a Master of Business Administration with honors in Finance from Columbia Graduate School of Business.
2025 Proxy Statement   13
Proposal No. 1 — Election of Directors
JOHN HOWARD
Age: 58
Director Since: March 2025
Independent
Committees:
•Audit
•Compensation
•Nominating and Governance
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Finance and Accounting
•Corporate Governance
•Business Operations
•Mergers and Acquisitions
•Risk Management
•Claims
•Investments
Background:
Mr. Howard retired as CEO of Truist Insurance Holdings (“TIH”) in 2025 and currently serves Vice Chair of TIH, and as a member of TIH’s Board of Managers. Starting in September 2004, Mr. Howard served in several senior executive positions a TIH and its predecessors and subsidiaries, including President, Insurance Services at the BISYS Group, Inc.,
President and Chief Executive Officer, Crump Group, Inc. and Senior Executive Vice President of Truist Financial
Corporation. Prior to that, Mr. Howard served in executive leadership positions at Prudential Financial, Inc., Conseco, Inc.
and General Electric Company. He currently serves on the Board of Directors of Compre Group, a privately held global specialty reinsurance company.  He also serves on the Insurance Policy Committee of the Board of Governors of the
Federal Reserve System, the Council of Insurance Agents and Brokers, The Institutes, and the Maurice R. Greenberg
School of Risk Management, Insurance, and Actuarial Science at St. John’s University. Mr. Howard holds a Bachelor of
Arts in Economics from Columbia University and a Master of Business Administration from Duke University, Fuqua School of Business.
14   2025 Proxy Statement
Proposal No. 1 — Election of Directors
GERRI LOSQUADRO
Age: 74
Director Since: May 2014
Independent
Committees:
•Audit
•Compensation (Chair)
•Nominating and Governance
•Risk
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Corporate Governance
•Finance and Accounting
•Human Capital Management
•Risk Management
•Business Operations
•International
•Information Technology/Cybersecurity
•Claims
Background:
Ms. Losquadro retired in 2012 as Senior Vice President and Head of Global Business Services at Marsh & McLennan
Companies, Inc. (“MMC”) and served on the MMC Global Operating Committee. Prior to becoming a senior executive at
MMC, Ms. Losquadro was a Managing Director and senior executive at Guy Carpenter, where she was responsible for brokerage of global reinsurance programs, including all insurance lines, treaty and facultative and the development and execution of Guy Carpenter’s account management program. From 1986 to 1992, Ms. Losquadro held senior leadership positions at AIG’s American Home Insurance Company and AIG Risk Management. From 1982 to 1986, she served as
Manager of Special Accounts of Zurich.
2025 Proxy Statement   15
Proposal No. 1 — Election of Directors
HAZEL MCNEILAGE
Age: 68
Director Since: November 2022
Independent
Committees:
•Audit
•Compensation
•Nominating and Governance
•Risk
•Technology and Cyber (Chair)
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•International Experience
•Life Insurance Industry Experience
•Information Technology/Cybersecurity
•Finance and Accounting
•Human Capital Management
•Investments
•Corporate Governance
•Business Operations
•Regulatory
•Risk Management
•Sustainability
Background:
Ms. McNeilage was Head of EMEA for Northern Trust’s Asset Management business and served as a member of the company’s global and international management teams. She held various executive roles in global investment management at Principal Financial, including Global Head of Distribution and Head of International Investments,
and she was part of the executive team that successfully navigated the business through the financial crisis. Earlier in her career, Ms. McNeilage served as Head of Investment Consulting for Asia Pacific with Towers Perrin. She currently serves as an independent non-executive director and Chair of the Human Capital & Compensation Committee of
Reinsurance Group of America (“RGA”). She also serves on the boards of directors of RGA’s Bermuda based subsidiaries,
RGA Americas Reinsurance Company Ltd. and RGA Global Reinsurance Company Ltd. Ms. McNeilage serves on the board of trustees and as Chair of the Finance and Investment Committee at Scholarship America. She was formerly a director of AITi Global, previously Alvarium Tiedemann Holdings and on the advisory board of 9th Gear Technologies.
Ms. McNeilage is a Fellow of both the Institute and Faculty of Actuaries (UK) and the Institute of Actuaries of Australia.
She earned certificates from Carnegie Mellon University and Harvard University in cybersecurity, a certificate from
Massachusetts Institute of Technology in artificial intelligence, and she is a Board Leadership Fellow of the National
Association of Corporate Directors. Ms. McNeilage earned a Bachelor of Science (Hons) degree from the University of
Lancaster, England.
16   2025 Proxy Statement
Proposal No. 1 — Election of Directors
ROGER M. SINGER, INDEPENDENT LEAD DIRECTOR
Age: 78
Director Since: February 2010
Independent Lead Director since: 2022
Committees:
•Audit
•Compensation
•Nominating and Governance
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Corporate Governance
•Finance and Accounting
•Regulatory
•International
•Legal
•Mergers and Acquisitions
Background:
Mr. Singer was elected as director of Everest Reinsurance (Bermuda), Ltd. (“Bermuda Re”) and Everest International
Reinsurance, Ltd. (“International Re”), both Bermuda subsidiaries of the Company, on January 17, 2012. Mr. Singer,
currently retired, was the Senior Vice President, General Counsel, and Secretary to OneBeacon Insurance Group LLC
(formerly known as CGU Corporation) and its predecessors, CGU Corporation and Commercial Union Corporation, from
August 1989 through December 2005. He continued to serve as director and consultant to OneBeacon Insurance Group
LLC and its twelve subsidiary insurance companies through 2006. Mr. Singer served with the Commonwealth of
Massachusetts as the Commissioner of Insurance from July 1987 through July 1989 and as First Deputy Commissioner of
Insurance from February 1985 through July 1987. He has also held various positions in state and federal government, including Assistant Secretary, Office of Consumer Affairs and Business Regulation, Commonwealth of Massachusetts,
Assistant Attorney General, Office of the Massachusetts Attorney General and Staff Attorney, Federal Trade Commission.
2025 Proxy Statement   17
Proposal No. 1 — Election of Directors
JIM WILLIAMSON, PRESIDENT &
CHIEF EXECUTIVE OFFICER
Age: 51
Director Since: January 2025
Non-Independent
Committees:
•Investment Policy
•Risk
•Executive
•Technology and Cyber
Qualifications and Skills
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•International
•Finance and Accounting
•Risk Management
•Business Operations
•Regulatory
•Mergers and Acquisitions
•Claims
•Marketing and Branding
Background:
Mr. Williamson is President and Chief Executive Officer of the Company, a position he has held since being named
Acting Chief Executive Officer on January 5, 2025. Previously, Mr. Williamson served as Executive Vice President and
Group Chief Operating Officer of the Company, a position he held since joining Everest in 2020. In May 2021,
Mr. Williamson also took on additional responsibilities as Head of Reinsurance for Everest and in March 2024, his role was expanded to include leadership of Everest’s global reinsurance and insurance businesses. In April 2024, Mr.
Williamson was elected as the Chair of the Reinsurance Association of America. Mr. Williamson currently serves as a
Director of Everest Reinsurance Holdings, Inc. and he formerly served as a Director of International Re, Bermuda Re and
Everest Re, each of which are subsidiaries of the Company. Prior to joining Everest, Mr. Williamson spent seven years with Chubb Limited (“Chubb”) in various positions, including as Division President, North America Small Business from
January 2016 until September 2020. Mr. Williamson also spent over eight years at The Hartford Financial Services Group,
Inc. (“The Hartford”), where he began his insurance career as a casualty underwriter and later led the underwriting and service operation for the small business insurance franchise. Over the years, at The Hartford, Chubb and now Everest,
Mr. Williamson has worked in all aspects of the property and casualty, commercial and consumer lines industry, both in the United States and internationally, running large and successful businesses. He has also had functional responsibilities for actuarial, technology and claims organizations during his career. Mr. Williamson holds an Master of Business
Administration from The Wharton School at the University of Pennsylvania and a Bachelor of Science degree from
Bryant College.
18   2025 Proxy Statement
Proposal No. 2 — Appointment of Independent Auditors
PROPOSAL NO. 2 — APPOINTMENT OF INDEPENDENT AUDITORS
The Board recommends that you vote FOR the appointment of KPMG, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2025 and the authorization of the
Board acting by the Audit Committee of the Board to determine the independent auditor’s remuneration. Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies.
The Audit Committee has evaluated the qualifications and independence of KPMG and has recommended their appointment as the Company’s independent auditor for the fiscal year ending December 31, 2025. In making its recommendation, the Audit Committee has reviewed both the audit scope and estimated fees for professional services for the coming year. Representatives of KPMG will be present at the 2025 Annual General Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.
On June 2, 2023, the Audit Committee completed a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Following that process, on June 2, 2023, the Company informed PwC that it was being replaced as the Company’s independent registered public accounting firm for the 2024 fiscal year. PwC continued as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
The reports of PwC on the Company’s consolidated financial statements for the two fiscal years ended December 31,
2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two fiscal years ended December 31, 2023 and December 31, 2022, and during the subsequent interim period through June 2, 2023, there were (1) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports, and (2) no reportable events of the type listed in paragraphs (A) through (D) of Item
304(a)(1)(v) of Regulation S-K.
The Company provided PwC with a copy of its disclosures prior to its filing with the SEC and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not PwC agrees with the above statements. The letter from PwC was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 6, 2023.
2025 Proxy Statement   19
Proposal No. 3 — Non-Binding Advisory Vote on Executive Compensation
PROPOSAL NO. 3 — NON-BINDING ADVISORY VOTE ON
EXECUTIVE COMPENSATION
The Board recommends that you vote FOR the non-binding advisory approval of the Named Executive Officers’
compensation. Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies. Proxies given by beneficial holders to shareholders of record may not be so voted unless beneficial holders specify a vote in their proxies.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act.
As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis”, the
Company’s executive compensation program is designed to attract, reward and retain talented executives whose abilities are critical to the success of the Company and its long-term goals of profitability and strong shareholder returns. Please read the “Compensation Discussion and Analysis” section for additional details about our executive compensation programs, including information about the fiscal year 2024 compensation of our Named Executive Officers.
Shareholders are being asked to indicate their support for the Company’s Named Executive Officer compensation as described in this Proxy Statement, which includes the “Compensation Discussion and Analysis” section and the compensation tables and related narrative disclosure. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to express their views on our Named Executive Officers’ compensation. In 2024, this proposal received the support of 93% of votes cast. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Board recommends that you vote “FOR” on an advisory basis the compensation of the Named Executive Officers.
The Company annually presents its shareholders with a say on pay proposal. The next non-binding, advisory vote on
NEO compensation will be held at the Annual General Meeting in 2026.
You have the opportunity to vote for, against or abstain from voting on the following resolution related to executive compensation:
RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.
The say on pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the
Board. However, the Board and the Compensation Committee value the opinions of the Company’s shareholders and will review the voting results and consider shareholder concerns.
20   2025 Proxy Statement
Proposal No. 4 — Employee Stock Purchase Plan
PROPOSAL NO. 4 — APPROVAL OF EVEREST GROUP, LTD. 2025
EMPLOYEE STOCK PURCHASE PLAN
The Board recommends the stockholders vote FOR the approval of (i) the Everest Group, Ltd. 2025 Employee Stock
Purchase Plan (the “2025 ESPP”) and (ii) the reservation of 500,000 shares of the Company’s common stock for issuance under the 2025 ESPP.
On February 27, 2025, the Board unanimously adopted the 2025 ESPP, subject to stockholder approval. The 2025 ESPP provides an opportunity for eligible employees to purchase shares of our common stock through payroll deductions at a discount and acquire and maintain an equity interest in the Company, thereby strengthening their commitment to our success and aligning their interests with those of our stockholders.
Stockholders are being asked to consider and approve the 2025 ESPP, which will reserve an aggregate amount of
500,000 of the Company’s common shares for issuance pursuant to grants made under the 2025 ESPP.
As of March 17, 2025 (the “Record Date”), a total of 47,784,880 shares of our common stock were outstanding. The 2025
ESPP share reserve will represent approximately 1% of the total number of shares of our common stock outstanding as of the Record Date.
Description of the Material Features of the 2025 ESPP
The following is a summary of the material features of the 2025 ESPP. This summary is qualified in its entirety by reference to the complete text of the 2025 ESPP, which is contained in Appendix B to this proxy statement.
Purpose of the 2025 ESPP
The purpose of the 2025 ESPP is to provide employees of the Company and its participating subsidiaries with the opportunity to purchase the Company’s common shares at a discount through accumulated payroll deductions during successive offering periods. We believe that the 2025 ESPP enhances such employees’ sense of participation in our performance, aligns their interests with those of our stockholders and is a necessary and powerful incentive and retention tool that benefits our stockholders. Accordingly, our Board believes that approval of the 2025 ESPP is in the best interest of the Company, and our Board recommends that stockholders vote for approval of the 2025 ESPP.
We operate in a highly competitive and challenging marketplace in which our success depends to a great extent on our ability to attract and retain high-caliber employees. If approved, the 2025 ESPP is expected to be a significant part of our overall equity compensation strategy, especially with respect to our non-executive employees. We believe that offering the 2025 ESPP is important to our ability to maintain competitiveness. By providing eligible employees with a convenient means of acquiring an equity interest in the Company through payroll deductions, we expect to enhance such employees’ incentive for continued employment.
The 2025 ESPP includes two components. One component is designed to allow our eligible employees to purchase common stock in a manner intended to qualify for favorable tax treatment under Section 423 of the Code. The second component is designed to allow the Company to facilitate grants to non-U.S. employees by granting purchase rights that are not intended to qualify for such favorable tax treatment, as described below.
Effective Date
If approved by stockholders, the 2025 ESPP will become effective on May 14, 2025. However, no offering periods will commence under the 2025 ESPP until such time and subject to such terms and conditions as may be determined by the
Compensation Committee. The term of the 2025 ESPP will continue until terminated by the Compensation Committee.
Eligibility and Administration
The Compensation Committee will administer and will have authority to interpret the terms of the 2025 ESPP and determine eligibility of participants. The Compensation Committee may designate certain of the Company’s subsidiaries as participating “designated companies” in the 2025 ESPP and may change these designations from time to time.
Employees of the Company and its participating designated companies are eligible to participate in the 2025 ESPP if they meet the eligibility requirements under the 2025 ESPP established from time to time by the Compensation
Committee. However, an employee may not be granted rights to purchase shares under the 2025 ESPP if such employee, immediately after the grant, would own (directly or through attribution) shares possessing 5% or more of the total combined voting power or value of all classes of common shares or other classes of stock. Consistent with
Section 423 of the Code, the Compensation Committee may provide that other groups of employees, including without limitation those who do not meet designated service requirements or those whose participation would be in violation of applicable foreign laws, will not be eligible to participate in the ESPP.
Eligible employees become participants in the 2025 ESPP by enrolling and authorizing payroll deductions by the deadline established by the Compensation Committee prior to the first day of the applicable offering period. Non-
2025 Proxy Statement   21
Proposal No. 4 — Employee Stock Purchase Plan
employee directors and consultants are not eligible to participate in the 2025 ESPP. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.
As of the date of this proxy statement, the Company had approximately 3,056 employees who would have been eligible to participate in the 2025 ESPP had the 2025 ESPP been in operation on such date and the subsidiaries for whom such employees work had been designated as participating designated companies under the 2025 ESPP.
Shares Available for Purchase under the 2025 ESPP
A total of 500,000 shares of the Company’s common stock will be reserved for issuance pursuant to grants made under the 2025 ESPP. The number of shares subject to the 2025 ESPP may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Changes in Capitalization and Effect of Certain
Corporate Transactions.” We cannot precisely predict the share usage under the 2025 ESPP as it will depend on a range of factors including the level of employee participation, the contribution rates of participants, the trading price of the
Company’s common shares and the Company’s future hiring activity. Any shares distributed pursuant to a purchase right may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market. If a purchase right expires or is terminated, surrendered or canceled without being exercised, in whole or in part, the number of shares subject to the purchase right will again be available for issuance and will not reduce the aggregate number of shares available under the 2025 ESPP.
Participating in an Offering
This section summarizes key features of offerings under the 2025 ESPP that are intended to qualify for favorable U.S.
federal tax treatment under Section 423 of the Code.
•Offering Periods and Purchase Periods. Shares of the Company’s common stock will be offered under the 2025
ESPP during offering periods. The length of the offering periods under the 2025 ESPP will be determined by the
Compensation Committee and may be up to 27 months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The purchase date for each offering period will be the last day of such offering period, or, if determined by the Compensation Committee, the last day of each purchase period occurring within the offering period, on which outstanding purchase rights are exercised.
Offering periods under the 2025 ESPP will commence when determined by the Compensation Committee. The
Compensation Committee may, in its discretion, modify the terms of future offering periods.
•Enrollment and Contributions. The 2025 ESPP permits participants to purchase common stock through payroll deductions of up to a specified dollar amount or a specified percentage of their eligible compensation specified by the Compensation Committee. A participant may discontinue plan participation as provided in the 2025
ESPP, and a participant may reduce the amount of his or her contributions for an offering period. In addition, no employee may purchase more than $25,000 worth of our Common Stock (determined based on the fair market value of the shares at the time such rights are granted) in each calendar year during which such rights are outstanding.
•Purchase Rights. On the first trading day of each offering period, each participant will automatically be granted a purchase right to purchase shares of the Company’s common stock. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically on the purchase date at the applicable purchase price. Specifically, the Compensation Committee may establish a maximum number of shares that may be purchased by a participant, or by all participants in the aggregate, during any offering period or any single purchase date within an offering period.
•Purchase Price. The purchase price of the shares will not be less than 85% of the fair market value of the
Company’s common shares on the first trading day of the offering period or on the purchase date, whichever is lower.
•Withdrawal and Termination of Employment. Participants may voluntarily end their participation in the 2025
ESPP before the end of an offering period and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation in the 2025 ESPP ends automatically upon a participant’s termination of employment.
Changes in Capitalization and Effect of Certain Corporate Transactions
In the event of certain changes in our capitalization, the Compensation Committee will appropriately and equitably adjust (i) the number and kind of  shares reserved under the 2025 ESPP, (ii) any limit on the number of shares that may be purchased by any participant during an offering or purchase period, (iii) the number of shares subject to each purchase right and (iv) the purchase price of shares that may be purchased by any participant during an offering period. However, the Compensation Committee may not make any adjustment or take any other action in connection with a transaction that would cause the 2025 ESPP to fail to satisfy the requirements of Section 423 of the Code.
22   2025 Proxy Statement
Proposal No. 4 — Employee Stock Purchase Plan
If, in connection with a corporate transaction, the successor corporation refuses to assume or substitute outstanding purchase rights, any offering periods then in progress shall be shortened with a new purchase date prior to the proposed sale or merger. For purposes of the 2025 ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction in which the Company is a party; or (iv) any “person,” as such term is defined in Sections 13(d) and 14(d) of the Exchange
Act, becomes the owner, directly or indirectly, of more than 50% of our outstanding securities.
Non-U.S. Participants
The Compensation Committee may provide special terms, establish supplements to, or amendments, revisions or alternative versions of, the 2025 ESPP, subject to the share limits described above, in order to facilitate grants of purchase rights subject to the laws and/or stock exchange rules of countries outside of the United States.
Transferability
A participant may not transfer rights granted under the 2025 ESPP other than by will or the laws of descent and distribution, and such rights are generally exercisable only by the participant.
Plan Amendment and Termination
The Compensation Committee may amend or terminate the 2025 ESPP at any time. Generally, however, no amendment or termination may materially impair any outstanding purchase rights without the holders’ consent. The Compensation
Committee must obtain stockholder approval of any amendment to the 2025 ESPP to the extent necessary to comply with applicable law or NYSE rules.
Material U.S. Federal Income Tax Consequences
The U.S. federal income tax consequences of the 2025 ESPP under current income tax law are summarized in the following discussion. This discussion addresses the general tax principles applicable to the 2025 ESPP, and is intended for general information only. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.
Under the 2025 ESPP, the Compensation Committee may grant purchase rights that are intended to qualify under the provisions of Section 423 of the Code. Under such offerings, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the 2025 ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted a purchase right. In addition, the employee will not recognize taxable income upon the purchase of shares. Upon a subsequent sale or disposition, the participant generally will be subject to tax in an amount that depends upon the length of time that the participant holds the shares prior to disposing of them. If the shares are sold or disposed of more than two years after the date of grant and more than one year after the date of purchase, or if the participant dies while holding the shares (the “Holding Periods”), the participant (or the participant’s estate) will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (ii) the excess of the fair market value of the shares at the time the purchase right was granted over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are held for the Holding Periods but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price. The Company will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares, or the sale of such shares by a participant, where such participant holds such shares for at least the Holding Periods.
If the shares are sold or otherwise disposed of before the expiration of the Holding Periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and the Company will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the Holding Periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and the Company will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.
THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE
DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF PURCHASE RIGHTS UNDER THE 2025
ESPP. AMONG OTHER ITEMS, THIS DISCUSSION DOES NOT ADDRESS ANY TAX CONSEQUENCES UNDER THE LAWS
OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE
2025 Proxy Statement   23
Proposal No. 4 — Employee Stock Purchase Plan
UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND
INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.
New Plan Benefits
Benefits under the 2025 ESPP will depend on employee enrollment and contribution elections, and the fair market value of the shares at various future dates. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2025 ESPP.
The closing price of the Company’s common shares as of the Record Date was $365.06.
Registration with the SEC
If the 2025 ESPP and the accompanying share reserve are approved by stockholders, we expect to file a Registration
Statement on Form S-8 with the SEC to register the common shares that will be issuable under the 2025 ESPP.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of common shares present in person or represented by proxy at the AGM and entitled to vote on this proposal is required for the approval of the 2025 ESPP and the accompanying shares reserve.
24   2025 Proxy Statement
PROPOSAL NO. 5 — APPROVAL OF AMENDMENTS TO EVEREST
GROUP, LTD. BYE-LAWS
The Board recommends that you vote FOR the amendment to Bye-laws 23, 24, 25 and 26 of the Company’s Bye-laws
(the “Bye-laws Amendment Proposal”). Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies. The Board determined that the Bye-laws Amendment Proposal was in the best interests of the
Company’s shareholders and approved, confirmed and ratified the Bye-laws Amendment Proposal, subject to the approval of the shareholders of the Company at the 2025 Annual General Meeting.  The Board also recommended the amendments to the Bye-laws to the shareholders for approval. You have the opportunity to vote for, against or abstain from voting on the following resolution related to amending the Company’s Bye-laws:
RESOLVED, that the amendment of Bye-laws 23, 24, 25 and 26 as described in the Bye-laws Amendment Proposal in this
Proxy Statement, is hereby APPROVED.
In connection with the decision by our current Chairman, Joseph V. Taranto, to retire from the Board and not stand for re-election at the 2025 Annual General Meeting, the Board determined to appoint an independent director, John A.
Graf, as the new Chairman upon the conclusion of the 2025 Annual General Meeting. The Board is recommending the proposed amendments to the Bye-laws reflecting the appointment of an independent Chairman by clarifying the Officer roles for the Company and eliminating references to the Chairman being an Officer since our executive Chairman is retiring and an independent director will serve as the new Chairman.  It is proposed that Bye-laws 23, 24, 25 and 26 be deleted in their entirety and replaced as follows:
23. Officers of the Company
The Officers of the Company shall consist of a President and Chief Executive Officer and Secretary and
such additional Officers as the Board may from time to time determine to be necessary or advisable in the conduct of the affairs of the Company, all of whom shall be deemed to be Officers for the purposes of these Bye-laws. The same individual may hold two or more offices in the Company.
24. Appointment of Officers
The Secretary and additional Officers, if any, shall be appointed by the Board from time to time; provided, that the President and Chief Executive Officer may appoint any Officer ranking equal or junior to a Vice President, and such appointee shall be deemed to be an Officer for the purposes of these Bye-laws.
25. Remuneration of Officers
The Officers shall receive such remuneration as the Board may from time to time determine; provided, that the
President and Chief Executive Officer shall be entitled to determine the remuneration for those Officers appointed by the President and Chief Executive Officer pursuant to Bye-law 24.
26. Duties of Officers
The Officers shall have such powers and perform such duties in the management, business and affairs of the
Company as may be delegated to them from time to time by these Bye-laws, or the Board or, in the case of those Officers appointed by the President and Chief Executive Officer pursuant to Bye-law 24, the President and
Chief Executive Officer.
The foregoing proposed amendments to the Company’s Bye-laws are qualified in their  entirety by reference to the full text of the Company’s Bye-laws. A marked version of these provisions of the Company’s Bye-laws reflecting the changes from the Company’s current Bye-Laws is attached to this Proxy Statement as Appendix C.
Vote Required
The Board has approved the Bye-laws Amendment Proposal set forth above in this Proxy Statement, subject to the approval of the shareholders of the Company at the 2025 Annual General Meeting. The affirmative vote of at least a majority of common shares present in person or represented by proxy at the Annual General Meeting and entitled to vote on this proposal is required for the approval of the Bye-laws Amendment Proposal. If approved, the Bye-laws
Amendment Proposal set forth above will become effective immediately following the 2025 Annual General Meeting.
2025 Proxy Statement   25
The Board of Directors and its Committees
THE BOARD OF DIRECTORS AND ITS COMMITTEES
The Board of Directors: Key Skills & Experience

	John J. Amore	William F. Galtney Jr.	John A. Graf	Meryl Hartzband	John Howard	Gerri Losquadro	Hazel McNeilage	Roger M. Singer	Jim Williamson
Executive Leadership	•	•	•	•	•	•	•	•	•
Insurance Industry Experience	•	•	•	•	•	•	•	•	•
Reinsurance Industry Experience	•	•	•	•	•	•	•	•	•
Claims	•	•			•	•		•	•
Human Capital Management	•					•	•
Sustainability	•						•
Risk Management	•	•	•	•	•	•	•		•
Regulatory	•	•	•	•		•		•	•
Finance/Capital Management and Accounting	•	•	•	•	•	•	•	•	•
Corporate Governance	•	•	•	•	•	•	•	•
Business Operations	•	•	•	•	•	•	•	•	•
International	•	•	•	•		•	•	•
Investments		•	•	•	•		•
Mergers & Acquisitions		•	•	•	•			•	•
Information Technology/ Cybersecurity						•	•
Legal								•
Marketing & Branding		•							•

Director Tenure

3
2
4
0-4 Years
5-10 Years
10+ Years

Director Age

2
3
4
51-60 Years
61-70 Years
71+ Years

26   2025 Proxy Statement
The Board of Directors and its Committees
Corporate Governance
The Company’s commitment to strong corporate governance helps us compete effectively, sustain our success amid volatile operating conditions and build long-term shareholder value.
Role of the Board
Governance is a continuing focus at the Company, starting with the Board and extending to management and all employees. The Board reviews the Company’s policies and business strategies and advises and counsels the CEO and the other executive officers who manage the Company’s businesses. In addition, we solicit feedback from our shareholders and engage in discussions with various other stakeholders on governance issues and improvements.
Board Committees and Their Roles
The Board conducts its business through its meetings and meetings of its committees. The Board maintains Audit,
Nominating and Governance, Compensation, Executive, Investment Policy and Risk Committees. In September 2024,
the Board also formed a new Technology and Cyber Committee. NYSE listing standards require that each of the Audit,
Compensation and Nominating and Governance Committees consist entirely of independent directors with written charters addressing such committee’s purpose and responsibilities and that the performance of such committees be evaluated annually.
•Audit Committee
The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements, the
Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s internal audit function.
•Compensation Committee
The Compensation Committee is primarily responsible for discharging the Board’s responsibilities relating to the compensation of the Company’s officers at the level of Senior Vice President and above, as well as the
Treasurer, Secretary and Chief Internal Audit Officer; reviewing the Compensation Discussion and Analysis with management; and evaluating whether compensation arrangements create risks to the Company. The
Compensation Committee Charter further includes human capital management as part of the Compensation
Committee’s responsibilities.
•Executive Committee
The Executive Committee was created to engage in special projects at the behest of the full Board, as well as serve as the Board’s delegated representative on emergent matters when a full convening of the Board is impractical.
•Nominating and Governance
The Nominating and Governance Committee is charged with annually determining the appropriate size of the
Board, identifying individuals qualified to become new Board members consistent with the criteria adopted by the Board in the Corporate Governance Guidelines, recommending to the Board the director nominees for the next annual meeting of shareholders, annually evaluating and recommending to the Board any appropriate changes to the Corporate Governance Guidelines and overseeing the Company’s strategy and policies regarding environmental and social risks, stewardship and sustainability. The Nominating and Governance
Committee also reviews the Board’s governance standards to ensure that they continue to reflect best practices as articulated by shareholders, observed in peer practices and recommended by advisors.
•Investment Policy Committee
The Investment Policy Committee oversees asset allocation and the selection of external investment managers, as well as the overall risk profile of the Company’s portfolio. It further oversees the performance of the
Company’s investment portfolio.
•Risk Management Committee
The Risk Management Committee (the “Risk Committee”) was created to oversee the Company’s Enterprise Risk
Management (“ERM”) practices and principles, including identifying, monitoring and overseeing the overall risk management functions of the Company, establishing the Company’s risk appetite and tolerance levels and reviewing the Company’s assessment of operational risks. The Risk Committee fosters discussion among executives and directors on complex underwriting opportunities, strategy, product development, loss mitigation and hedging strategies as well as emerging risks.
•Technology and Cyber Committee
The primary purpose of the Technology and Cyber Committee is to assist the Board in its oversight of information technology governance, strategy, delivery and risk management, including cybersecurity and data privacy.
2025 Proxy Statement   27
The Board of Directors and its Committees
The Board operates its committees in a collaborative fashion, with meetings of each committee generally being open to informational attendance by non-committee Board members and executives. This fosters rigorous discussion, cross-
committee information sharing and risk identification and allows for better-informed oversight.
Membership on Board Committees

Name	Audit	Compensation	Executive	Investment Policy	Nominating and Governance	Risk Committee	Technology and Cyber
John J. Amore*	•	•			CHAIR	•
William F. Galtney Jr.*	•	•	•		•	CHAIR
John A. Graf*	•	•		CHAIR	•		•
Meryl Hartzband*	CHAIR	•		•	•		•
John Howard*	•	•			•
Gerri Losquadro*	•	CHAIR			•	•
Hazel McNeilage*	•	•			•	•	CHAIR
Roger M. Singer*	•	•			•
Joseph V. Taranto**			•	•
Jim Williamson			•	•		•	•
2024 Meetings	4	4	0	4	4	4	1
*Denotes independent director
** Denotes director in 2024 who is not standing for re-election at the AGM
During fiscal year 2024, the Board held four regularly scheduled meetings. Each then serving director attended at least
75% of the total number of meetings of the Board and meetings of all committees of the Board on which the director served either in person or through an alternate director appointment as permitted by the Company’s Bye-laws and the
Bermuda Companies Act 1981. The directors are expected to attend the Annual General Meeting pursuant to the
Company’s Corporate Governance Guidelines. All then serving directors attended the 2024 Annual General Meeting of
Shareholders.
Director Independence
The criteria for determining director “independence” are the director independence requirements set forth by the NYSE, as incorporated into our Corporate Governance Guidelines, which can be found on our Company website at https://
www.everestglobal.com/us-en/investor-relations/governance. No director shall be deemed to be “independent” unless the Board shall have affirmatively determined that no material relationship exists between such director and the
Company other than the director’s service as a member of our Board or any Board committee.
Enhanced Audit Committee Independence Requirements
The members of our Audit Committee must meet the following additional independence requirements:
•no director who is a member of the Audit Committee will be deemed independent if such director is affiliated with the Company or any of its subsidiaries in any capacity, other than in such director’s capacity as a member of our Board, the Audit Committee or any other Board committee or as an independent subsidiary director; and
•no director who is a member of the Audit Committee will be deemed independent if such director receives, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees received in such director’s capacity as a member of our Board, the Audit
Committee or any other Board committee, or as an independent director of any subsidiary of the Company and fixed amounts of compensation under a retirement plan, including deferred compensation, for prior service with the Company (provided such compensation is not contingent in any way on continued service).
28   2025 Proxy Statement
The Board of Directors and its Committees
Enhanced Compensation Committee Independence Requirements
The members of our Compensation Committee must meet the following additional independence requirements:
•no director shall be considered independent who:
i.is currently an officer (as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934 (the “Exchange
Act”)) of the Company or any subsidiary of the Company, or is otherwise employed by the Company or any subsidiary of the Company;
ii.receives compensation, either directly or indirectly, from the Company or any subsidiary of the
Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to
Item 404(a) of Regulation S-K; or
iii.possesses an interest in any other transaction for which disclosure would be required pursuant to Item
404(a) of Regulation S-K.
In assessing the independence of members of the Compensation Committee, the Board will consider all factors specifically relevant to determining whether a director has a relationship with the Company that is material to such member’s ability to be independent from management in connection with his or her duties, including but not limited to
(i) the source of his or her compensation, including any consulting, advisory, or other compensatory fee paid by the
Company to such director and (ii) whether such director is affiliated with the Company, any subsidiary of the Company or an affiliate of any subsidiary of the Company.
Independence Determination
Our Board has affirmatively determined that Mses. Hartzband, Losquadro and McNeilage and Messrs. Amore, Galtney,
Graf, Howard and Singer each meet the criteria for independence for Board members referred to above. Moreover, all members of the Audit Committee and Compensation Committee meet the further requirements for independence set forth with respect to those committees.
The Board considered whether these directors had any material relationships with the Company, its affiliates or the
Company’s external auditor and concluded that none of them had a relationship that impaired his or her independence.
The Board based its determination on personal discussions with the directors and a review of each director’s responses to an annual questionnaire. The questionnaire responses form the basis for reviewing a director’s financial transactions involving the Company that are disclosed by a director, regardless of the amounts involved in any such transaction. This annual review is performed in compliance with the Company’s Bye-laws and the Bermuda Companies Act 1981, and the resulting independence determinations are approved by resolution of the Board. Directors are also subject to the
Company’s Ethics Guidelines, which require full and timely disclosure to the Company of any situation that may result in a conflict or appearance of a conflict.
Additionally, in accordance with our Corporate Governance Guidelines and the disclosure requirements set forth in Bye-
law 21(b) of the Company’s Bye-laws (which in turn requires compliance with the Bermuda Companies Act 1981), each director must disclose to the other directors any potential conflicts of interest he or she may have with respect to any matter under discussion. If a director is disqualified because of a conflict, he or she must refrain from voting on a matter in which he or she may have a material interest.
2025 Proxy Statement   29
Board Structure and Risk Oversight
BOARD STRUCTURE AND RISK OVERSIGHT
Board Composition and Refreshment
Our Board believes that it is essential that directors represent a broad range of perspectives, skills and experience. These distinct skills are important because they contribute to more effective decision-making and risk management. The
Nominating and Governance Committee is responsible for Board composition, including recommending a slate of candidates that is well qualified to oversee our business and represent shareholder interests by exercising sound judgment honed by diverse experiences and perspectives.
When evaluating qualifications, experiences and backgrounds of director candidates, the Board reviews and discusses many aspects of a candidate’s background, such as education, professional experience, personal accomplishment and differences in viewpoints and skills. Our Board’s Nominating and Governance Committee is committed to expanding its pool of director candidates to ensure the inclusion of highly qualified candidates who have specifically identified skills to complement those of incumbent directors. To assist with the search, the Nominating and Governance Committee may engage an external search firm to identify qualified candidates. The Nominating and Governance Committee determines the appropriate size of the Board and evaluates its composition through its annual independent self-assessment process.
In March 2025, the Company’s Board increased its size to ten directors and elected John Howard as a new director.
Mr. Howard brings over thirty years of diversified insurance and senior executive leadership experience at top financial services organizations where he has built and transformed businesses, teams, and insurance portfolios to deliver growth and value. In late March 2025, the Board voted to reduce the size of the Board to nine members following the AGM in light of Mr. Taranto’s decision to retire from the Board.
The Board believes it is best served by having a mix of short, medium and long-tenured directors. Recognizing the value of continuity of directors who have experience with the Company, there are no limits on the number of terms for which a director may hold office.
The rotation of committee chairs is another integral part of Everest’s board refreshment process. Rotating committee chairs ensures that all directors have the opportunity to serve in leadership positions and encourages the emergence of diverse perspectives. Two of the three Board committees mandated by NYSE rules are chaired by women.
Ms. Losquadro serves as Chair of the Compensation Committee, and Ms. Hartzband serves as Chair of the Audit
Committee. Additionally, the recently formed Technology and Cyber Committee is chaired by Ms. McNeilage.
Leadership Structure
The Board reviews the Company’s leadership structure from time to time to ensure that it serves the best interests of the shareholders and positions the Company for future success. Following the AGM, our Board’s leadership structure will consist of the Independent Lead Director, an independent Chairman of the Board and independent committee chairs.
We believe that this leadership structure provides strong Board leadership and engagement while leveraging the benefit of experience with the (re)insurance industry. This leadership structure emphasizes a team approach to the appropriate balance of leadership, independent oversight and strong corporate governance.
The CEO is responsible for setting the strategic direction, culture and day-to-day leadership and performance of the
Company, while remaining cognizant of and fully up-to-date on the current dynamics of the market, such as where risk factors lie and where growth opportunities and potential exist. During 2024, Juan Andrade served as the Company’s
President and CEO. As previously disclosed, in the Company’s Current Report on Form 8-K dated as of January 8, 2025, effective January 3, 2025, Mr. Andrade left Everest and on January 5, 2025, the Board appointed Jim Williamson, the
Company’s Executive Vice President and Chief Operating Officer, to serve as Acting Chief Executive Officer. Effective
January 8, 2025, Mr. Williamson was appointed to the Board. On January 22, 2025, the Board appointed Mr. Williamson as President and Chief Executive Officer, effective immediately.
The Chairman of the Board, among other things, consults with the CEO in setting the agenda for the Board meetings and presides over meetings of the full Board.
In 2022, the independent directors  selected the Independent Lead Director in order to promote independent leadership of the Board. The Independent Lead Director facilitates deliberation and feedback of the independent directors and presides over executive sessions of the Board. In addition, the Independent Lead Director serves as a liaison and facilitates communication between the Chairman and the independent directors, including on substantive matters of governance involving the Board.
The Chairman and Independent Lead Director work together to provide oversight of the Company’s direction while seeking to maintain best practices in corporate governance. Further, our CEO, Chairman and Independent Lead Director
work closely to discuss strategic initiatives for the Company. This tripartite leadership framework allows different points of view to be given appropriate weight at Board meetings and aims to ensure that no single viewpoint is given disproportionate deference.
30   2025 Proxy Statement
Board Structure and Risk Oversight
The Board believes that, going forward, it is in the best interests of the Company for Mr. Graf to serve as Board chairman, given his leadership experience during nine years of service on the Board, his experience as a senior executive and board member at several financial services companies and his knowledge of the (re)insurance industry and financial markets. In addition, as discussed above, Mr. Graf satisfies the independence requirements set forth in the NYSE listed company manual and by SEC rules.  Besides Mr. Williamson, the slate of director nominees is entirely comprised of independent directors, all of whom satisfy the NYSE criteria for independence. Mr. Roger M. Singer served as the
Independent Lead Director in 2024.
As part of each scheduled meeting of the Board, the directors who are not officers of the Company meet in executive session outside the presence of management to determine and discuss any items including those that should be brought to the attention of management.
The Independent Lead Director: Role and Responsibilities
The responsibilities of the Independent Lead Director include:
•Coordinating executive sessions of the independent members of the Board without management present;
•Authorization to call meetings of the independent directors;
•Serving as a liaison between the Chairman and the other independent directors and leading a forum for independent director feedback at executive sessions;
•Communicating regularly with the CEO and the other directors on matters of Board governance;
•Assisting in Board meeting agenda preparation in consultation with the Chairman;
•Assuring that all Board members carry out their responsibilities as directors;
•If requested and when appropriate, consulting and communicating directly with shareholders as the independent representative of the Board.
Board Role in Risk Oversight
Prudent risk management is part of our Company’s culture and is a key priority for our Board. Given the complex risk-
based nature of our businesses, the Board has divided its risk management responsibilities between financial and operational risks. Financial risk oversight is within the purview of the Audit Committee, with the risk characteristics of the investment portfolio overseen by the Investment Policy Committee, operational risks overseen by the Risk
Management Committee (“Risk Committee”), and technology and cybersecurity risk overseen by the Technology and Cyber Committee.
In accordance with NYSE requirements, the Company’s Audit Committee Charter provides that the Audit Committee has the responsibility to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control its risk profile, including the Company’s financial risk assessment and risk management guidelines.
The Board has adopted a formal Risk Appetite Statement that is reviewed annually and establishes upper boundaries on risk taking in certain areas of the Company, including assets, investments and property and casualty business, natural catastrophe exposure and potential maximum loss. To monitor the Company’s compliance with the Board’s Risk
Appetite Statement with greater focus across the Company’s key operational areas of underwriting, exposure management, emerging risks and technology, the Board established a separate Risk Committee. To manage the Risk
Appetite Statement adopted by the Board, the Company developed an ERM process for managing the Company’s risk tolerance profile on a holistic basis. The objective of ERM is to provide an internal framework for assessing risk – both to manage downside threats, as well as to identify upside opportunities – with the ultimate goal of enhancing shareholder value. Company-wide ERM is coordinated through a centralized unit (the “ERM Unit”) responsible for implementing a risk management framework that identifies, assesses, monitors, controls and communicates the Company’s risk exposures.
The ERM Unit is overseen by our Chief Risk Officer and is staffed and supported with seasoned and accredited actuarial, accounting and management staff.
The Risk Committee reviews ERM status with the Chief Risk Officer each quarter to assess operational and systemic risks.
The Board also oversees identification and management of risk at the Board committee level. While each Board committee is responsible for evaluating the Company’s operational risks falling within its area, the Board is kept informed of the respective committees’ activities and actions through committee reports.
2025 Proxy Statement   31
Board Structure and Risk Oversight
In order to monitor compliance and liaise with the Board regarding the Company’s ERM activities, we created the
Enterprise Risk Committee (“ERC”). The ERC oversees additional aspects of risk management, including establishing our risk management principles, policies and risk appetite levels in collaboration with the Board. The ERC, in turn, created the Underwriting Risk Committee, Financial Risk Committee and Operational Risk Committee, each of which reports to the ERC. These committees meet quarterly to review their status and plans, initiate new efforts and produce a quarterly risk management report disclosing key risks. The Underwriting Risk Committee monitors underwriting performance and risk, including underwriting controls, while the Financial Risk Committee monitors financial risk, including the cost of capital, liquidity and investor confidence. The Operational Risk Committee monitors operational risk and functional compliance with risk management policies. The ERC reports directly to the Board. Further, our Emerging Risk
Committee, which also was created by and reports to the ERC, identifies, analyzes, evaluates and monitors emerging risks that could generate opportunities or material adverse consequences for the Company and then translates those insights into actionable strategic recommendations to senior management.
Cybersecurity
Our Board views cybersecurity risk as an enterprise-wide concern that involves people, processes and technology and accordingly has treated cybersecurity risk as a Board-level oversight matter. In recognition of the importance of technology, cybersecurity and data privacy risks to the Company and its subsidiaries, the Board established the
Technology & Cyber Committee in September 2024. The purpose of this new Board committee is to oversee technology and cybersecurity, including data and information security risk, and to assist the Board with its oversight of information technology governance, strategy, delivery and risk oversight, including cybersecurity and data privacy. Both the
Company’s Chief Information Security Officer (“CISO”) and Chief Information Officer (“CIO”) provide reports to the
Board, and through the Technology & Cyber Committee, on cybersecurity matters on a periodic basis. For further information on cybersecurity risk management, strategy and governance, please see the Company’s 2024 Annual Report on Form 10-K, as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2025.
32   2025 Proxy Statement
Board Committees
BOARD COMMITTEES
Audit Committee
The principal purposes of the Company’s Audit Committee, as set forth in its Charter, are to oversee the integrity of the
Company’s financial statements and the Company’s compliance with legal and regulatory requirements, oversee the independent registered public accounting firm, evaluate the independent registered public accounting firm’s qualifications and independence and oversee the performance of the Company’s internal audit function. The Company’s
Chief Internal Audit Officer reports directly to the Chair of the Audit Committee. The Audit Committee meets with the
Company’s management, Chief Internal Audit Officer and the independent registered public accounting firm, both separately and together, to review the Company’s internal control over financial reporting and financial statements, audit findings and significant accounting and reporting issues. The Audit Committee reviews its Charter annually and revises it as necessary to comply with all applicable laws, rules and regulations. The Audit Committee Charter is available on the
Company’s website at https://www.everestglobal.com/us-en/investor-relations/governance.
No member of the Audit Committee may serve on the Audit Committee of more than two other public companies unless the Board has determined that such service will not affect such member’s ability to serve on the Company’s Audit
Committee.
Based upon their significant financial experience gained in various leadership and operational roles regarding financial assessment and reporting, the Board has determined that all members of the Audit Committee are financially literate and qualify as “audit committee financial experts,” as defined by the rules of the SEC, have accounting or related financial management expertise as required by NYSE listing standards and are “independent” under SEC rules and NYSE listing standards.
Audit Committee Report
The Audit Committee has reviewed and discussed with management, which has primary responsibility for the financial statements, and with KPMG, the Company’s independent auditors for fiscal year 2024, the audited financial statements for the year ended December 31, 2024 (the “Audited Financial Statements”). In addition, the Audit Committee has discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”)
Auditing Standard No. 1301 “Communications with Audit Committees.” The Audit Committee has received the written disclosures and the letter from KPMG, required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG its independence.
The Audit Committee also has discussed with Company management and KPMG such other matters and received such assurances from them as the Audit Committee deemed appropriate. Representatives of KPMG will be present at the
2025 Annual General Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.
The Audit Committee devoted substantial time in 2024 to discussing with the Company’s independent auditors and internal auditors the status and operating effectiveness of the Company’s internal control over financial reporting. The
Audit Committee’s oversight involved several meetings, both with management, and with the independent auditors outside the presence of management, to monitor the preparation of management’s report on the effectiveness of the
Company’s internal controls. The meetings reviewed in detail the standards that were established, the content of management’s assessment and the auditors’ testing and evaluation of the design and operational effectiveness of the internal controls. As reported in the Company’s Annual Report on Form 10-K filed February 27, 2025, the independent auditors concluded that, as of December 31, 2024, the Company maintained, in all material respects, effective internal control over financial reporting based upon the criteria established in the Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.
Under its Charter and the Company’s “Audit and Non-Audit Services Pre-Approval Policy” (the “Pre-Approval Policy”), the
Audit Committee is required to pre-approve the audit and non-audit services to be performed by the independent auditors. The Pre-Approval Policy mandates specific approval by the Audit Committee for any service that has not received a general pre-approval or that exceeds pre-approved cost levels or budgeted amounts. For both specific and general pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent auditors are best positioned to provide the most effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. It may determine, for each fiscal year, the appropriate ratio between the total amount of audit, audit-related and tax fees and a total amount of fees for certain permissible non-audit services classified below as “All Other Fees”. All such factors are considered as a whole, and no one factor is determinative. The Audit Committee further considered whether the performance by KPMG and
PricewaterhouseCoopers (“PwC”) of the non-audit related services disclosed below is compatible with maintaining their independence. The Audit Committee approved all the audit-related fees, tax fees and all other fees for 2024 and 2023.
2025 Proxy Statement   33
Board Committees
The fees billed to the Company by KPMG for fiscal year 2024 and by PwC and its worldwide affiliates (the Company’s prior independent auditor) for 2023 are as follows:

	FY 2024	FY 2023
Audit Fees(1)	$5,988,684	$6,326,280
Audit-Related Fees(2)	$303,500	$759,430
Tax Fees(3)	$—	$1,074,118
All Other Fees(4)	$—	$39,500
(1)Audit fees include the annual audit and quarterly financial statement reviews, internal control audit (as required by the Sarbanes-Oxley Act of 2002), subsidiary audits and procedures required to be performed by the independent auditors to form an opinion on the Company’s consolidated financial statements. Audit fees also include statutory audits or financial audits of subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings. The amount shown for FY 2023 includes $422,000 of additional billings for audit services paid to PwC subsequent to the filing date of the 2024 Proxy
Statement.
(2)Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements. The amount shown for FY 2023 includes
$138,000 of additional billings for audit-related services paid to PwC subsequent to the filing date of the 2024 Proxy Statement.
(3)Tax fees include tax compliance, tax planning and tax advice and may be granted general pre-approval by the Audit Committee.
(4)All other fees are for accounting and research subscriptions.
Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended to the Board the inclusion of the Audited Financial Statements in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2024.
Audit Committee*
Meryl Hartzband (Chair)
John J. Amore
William F. Galtney Jr.
John A. Graf
Gerri Losquadro
Hazel McNeilage
Roger M. Singer
*Committee members as of February 25, 2025
Compensation Committee
The Compensation Committee exercises authority with respect to all compensation and benefits afforded all officers at the Senior Vice President level and above, and the Company’s Chief Accounting Officer, Treasurer, Chief Internal Audit
Officer and Secretary. In certain cases with respect to equity awards for eligible executive officers, the CEO makes recommendations to the Compensation Committee for discussion and review. The Compensation Committee also has oversight responsibilities for all of the Company’s compensation and benefit programs, including administration of the
Company’s shareholder approved 2020 Stock Incentive Plan (the “2020 Stock Incentive Plan”) and the Executive
Performance Annual Incentive Plan. The Compensation Committee further oversees all aspects of human capital management, including succession planning, talent development and employee engagement.
The Compensation Committee adopted a Charter which is available on the Company’s website at https://
www.everestglobal.com/us-en/investor-relations/governance. The Compensation Committee Charter, which is reviewed annually and revised as necessary to comply with all applicable laws, rules and regulations, provides that the
Compensation Committee may form and delegate authority to subcommittees or to committees of the Company’s subsidiaries when appropriate. This delegation of authority was not exercised by the Compensation Committee during
2024. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in this Proxy Statement under the heading “Compensation Discussion and Analysis”.
34   2025 Proxy Statement
Board Committees
Compensation Committee Report*
Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. The Compensation Committee has reviewed and discussed with management the
Compensation Discussion and Analysis contained in this Proxy Statement and based on this review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee
Gerri Losquadro (Chair)
John J. Amore
William F. Galtney Jr.
John A. Graf
Meryl Hartzband
Hazel McNeilage
Roger M. Singer
*Committee members as of February 26, 2025
Nominating and Governance Committee
The Nominating and Governance Committee is vested with the authority and responsibility to determine the appropriate size of the Board, to identify and recommend qualified individuals to be nominated as directors of the Company and to develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company. Further, the
Committee Chairman facilitates discussion of Board governance best practices in conjunction with management. The
Nominating and Governance Committee Charter is available on the Company’s website at https://www.everestglobal.com/
us-en/investor-relations/governance.
Shareholder Nominations for Director
The Nominating and Governance Committee will consider a shareholder’s nominee for director who is proposed in accordance with the procedures set forth in Bye-law 12 of the Company’s Bye-laws, which is available on the Company’s website or by mail from the Corporate Secretary’s office. In accordance with this Bye-law, written notice of a shareholder’s intent to make such a nomination at the 2026 Annual General Meeting of Shareholders must be received by the Secretary of the Company at the address listed below under “Shareholder and Interested Party Communications with Directors,” between November 12, 2025 and December 12, 2025. Such notice shall set forth the name and address, as it appears on the Register of Members, of the shareholder who intends to make the nomination; a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make such nomination; the class and number of shares of the Company which are held by the shareholder; the name and address of each individual to be nominated; a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder; such other information regarding any such nominee required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;
and the consent of any such nominee to serve as a director, if so elected. For shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card, the notice must be in writing and include information required by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.
As with any candidate for director, the Nominating and Governance Committee will consider a shareholder candidate nominated in accordance with the procedures of Bye-law 12 based solely on his/her character, judgment, education, training, business experience and expertise. In addition to complying with independence standards of the NYSE and the SEC, candidates for director must possess the highest levels of personal and professional ethics, integrity and values and be willing to devote sufficient time to perform their Board and committee duties. It is in the Company’s best interests that the Board be comprised of individuals whose skills, experience, perspectives and expertise complement those of the other Board members. The objective is to have a Board which, taken as a whole, is knowledgeable in the areas of insurance/reinsurance markets and operations, accounting (using GAAP and/or statutory accounting practices for insurance companies), financial management and investment, legal/regulatory, risk (including sustainability risk), technology (including cyber-risk and artificial intelligence) and any other areas that the Board or any of its committees deems appropriate in light of the continuing operations of the Company and its subsidiaries. Financial services-related experience, other relevant prior service, a familiarity with national, international and industry issues affecting the
Company’s operations and a candidate’s background and experience are also among the relevant criteria to be considered. Following interviews, meetings and such inquiries and investigations determined to be appropriate under the circumstances, the Nominating and Governance Committee makes its director recommendations to the Board. As a
2025 Proxy Statement   35
Board Committees
part of the annual self-evaluation process, the Nominating and Governance Committee assesses its adherence to the
Corporate Governance Guidelines.
Board Evaluation
The Board conducts an annual performance evaluation under the oversight of the Nominating and Governance
Committee Chair. The evaluation process entails the use of an outside law firm to conduct individual director interviews covering a wide array of topics that include, among other things, leadership, individual director assessment, training and
Board effectiveness to assist in candid discussions that identify and promote areas for improvement as well as successes.
Upon completion of the individual director interviews, the third-party firm summarizes the directors’ assessments and individual reviews into a report that is provided to the Chair of the Nominating and Governance Committee for
discussion with the Board.
The Board identifies successes and areas for improvement and establishes goals for the upcoming fiscal year.
Commitment to Sustainability at Everest
Our Company and Board believe that creation of long-term value for our shareholders implicitly requires the enactment and execution of business practices and strategies that, while delivering competitive returns, also contribute to the sustainability of the Company and its business. The Board has formally delegated to the Nominating and Governance
Committee oversight of the Company’s sustainability practices.  The Company’s Corporate Responsibility Report is available on the Company’s corporate website.
Risk Management Committee
The Company’s Risk Management Committee (“Risk Committee”) is central to the Board’s risk management function.
Given the nature of insurance as a commercial endeavor addressing risk, the Risk Committee serves a critical role in protecting the Company’s capital and ensuring management alignment with our shareholders. The Risk Committee focuses the Board’s attention on the Company’s most critical operational and systemic risk management capabilities. It is responsible for the general oversight of the Company’s ERM practices, including identifying, monitoring and overseeing the overall risk management functions of the Company, as well as establishing the Company’s risk appetite and tolerance levels. The Risk Committee further reviews the Company’s assessment of operational risk. Specific areas that fall within the purview of this Committee’s risk review include but are not limited to the following:
•underwriting, including complex underwriting and margin improvement opportunities
•capital allocation
•product development
•catastrophe risk
•expansion opportunities
•actuarial pricing and analytics
•de-risking
•loss mitigation and hedging strategies, including strategies involving third-party capital and the Company’s subsidiary Mt. Logan Re, Ltd. (“Mt. Logan”)
•deep dives into various product lines and whether to expand or discontinue such lines
•timely areas of concern that may arise from time to time during any given quarter or year, such as the impacts of
Covid-19 or the impacts of inflation on claims or invested assets and appropriate risk-management actions to take in response to any of the above.
Ultimately, the Risk Committee serves as an invaluable resource for timely input and robust dialogue among independent directors of the Company and Company executives. It also provides yet another lens through which to screen for undue or inappropriate risk-taking that may not be aligned with the long-term interests of the Company.
Further, it fosters an integrated, enterprise-wide approach to identifying and managing risk and provides an impetus toward improving the quality of risk reporting and monitoring, both for management and the Board. On no less than a quarterly basis, this Committee meets and receives updates and detailed reports from such officers of the Company as the Group Chief Operating Officer and senior personnel of the Reinsurance and Insurance Divisions, the Chief
Underwriting Officers of both the Insurance and Reinsurance Divisions, the Company’s Group Chief Risk Officer and the
Chief Reserving Actuary.
36   2025 Proxy Statement
Board Committees
Technology and Cyber Committee
The Board formed the Technology and Cyber Committee in September 2024 to focus on oversight of information technology governance, strategy, delivery and risk management, including cybersecurity and data privacy.
Specific areas that fall within the purview of the Technology and Cyber Committee’s review include, but are not limited to, the following:
•data and technology strategy
•emerging technologies, including artificial intelligence
•cybersecurity systems, controls, procedures, threat landscape and strategies
•technology resourcing, including utilization of third party providers
•risk assessment and management strategies and policies related to technology, data security and data privacy
•review of periodic third party assessments of cybersecurity and data privacy strategies
The Technology and Cyber Committee meets at least four times a year and receives updates and detailed reports from the Group Chief Information Officer and Group Chief Information Security Officer.
Corporate Governance Guidelines
The Company and the Board formalize many of our governance practices in the Corporate Governance Guidelines.
The Nominating and Governance Committee reviews and evaluates the Corporate Governance Guidelines periodically.
The text of the Corporate Governance Guidelines is posted on the Governance page on the Company’s website at
https://www.everestglobal.com/us-en/investor-relations/governance.
Ethics Guidelines and Code of Ethics for CEO and Senior Financial Officers
The Company’s Ethics Guidelines guide the Company’s decisions and behavior by seeking to hold all directors, officers and employees to the highest standards of integrity. The Ethics Guidelines and Index to Compliance Policies are posted on the Company’s website at https://www.everestglobal.com/us-en/investor-relations/governance.
In addition to being bound by the Ethics Guidelines provisions relating to ethical conduct, conflicts of interest and compliance with the law, the Company has adopted a Code of Ethics that applies to the CEO, Chief Financial Officer and senior financial officers in compliance with specific regulations promulgated by the SEC. The text of the Code of Ethics for the CEO and senior financial officers is posted on the Corporate Governance page on the Company’s website at
https://www.everestglobal.com/us-en/investor-relations/governance.
The Ethics Guidelines and Code of Ethics are also available in print to any shareholder who requests a copy from the
Corporate Secretary at the address below. In the event the Company makes any amendment to or grants any waiver from the provisions of its Ethics Guidelines or Code of Ethics, the Company intends to disclose such amendment or waiver on its website within five business days
Shareholder and Interested Party Communications with Directors
We reach out annually for feedback from our shareholders on concerns, suggestions for improvement and to identify emerging best practices in governance and shareholder values. Additionally, shareholders and interested parties are encouraged to communicate directly with the Board or with individual directors. All communications should be directed to the Company’s Corporate Secretary at the following address and in the following manner.
Everest Group, Ltd. Corporate Secretary
Seon Place, 4th Floor
141 Front Street
Hamilton, HM 19 Bermuda
Any such communication should prominently indicate on the outside of the envelope that it is intended for the Board, the Non-Management Directors or any individual director. Each communication addressed to an individual director and received by the Company’s Corporate Secretary from shareholders or interested parties, which is related to the operation of the Company and is not solely commercial in nature, will promptly be forwarded to the specified party.
Communications addressed to the “Board of Directors” or to the “Non-Management Directors” will be forwarded to the
Chairman of the Nominating and Governance Committee.
2025 Proxy Statement   37
Common Share Ownership by Directors and Executive Officers
COMMON SHARE OWNERSHIP BY DIRECTORS AND
EXECUTIVE OFFICERS
The following table sets forth the beneficial ownership of Common Shares as of March 17, 2025 by the directors of the
Company, the executive officers of the Company and by all directors and executive officers of the Company as a group.
Information in this table was furnished to the Company by the respective directors and Named Executive Officers (as defined herein). Information in this table regarding former Named Executive Officers is provided based on information available to the Company as of their respective dates of departure. Unless otherwise indicated in a footnote, each person listed in the table possesses sole voting power and sole dispositive power with respect to the shares shown in the table as owned by that person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(15)
John J. Amore	24,122	(1)	—%
William F. Galtney Jr.	67,864	(2)	—%
John A. Graf	16,578	(3)	—%
Meryl Hartzband	11,091	(4)	—%
John Howard	906	(5)	—%
Gerri Losquadro	13,779	(6)	—%
Hazel McNeilage	3,201	(7)	—%
Roger M. Singer	18,744	(8)	—%
Joseph V. Taranto	312,854	(9)	—%
Ricardo Anzaldua	3,714	(10)	—%
Mark Kociancic	34,971	(11)	—%
Jim Williamson	24,021	(12)	—%
Juan C. Andrade	35,550	(13)	—%
Mike Karmilowicz	11,659	(14)	—%
All directors, nominees and executive officers as a group (13 persons)	544,058		1.1%
Less than 1%
(1)Includes 1,812 restricted shares issued to Mr. Amore under the Company’s 2003 Non-Employee Director Equity Compensation Plan (“2003 Directors
Plan”) which may not be sold or transferred until the vesting requirements are satisfied.
(2)Includes 34,106 shares owned by various family related investments in which Mr. Galtney maintains a beneficial ownership and for which he serves as the
General Partner. Also includes 1,812 restricted shares issued to Mr. Galtney under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(3)Includes 1,812 restricted shares issued to Mr. Graf under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(4)Includes 1,812 restricted shares issued to Ms. Hartzband under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(5)Includes 906 restricted shares issued to Mr. Howard under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(6)Includes 1,812 restricted shares issued to Ms. Losquadro under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(7)Includes 1,987 restricted shares issued to Ms. McNeilage under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied
(8)Includes 1,812 restricted shares issued to Mr. Singer under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(9)Includes 19,330 shares owned by various family related trusts and investments in which Mr. Taranto maintains a beneficial ownership. Also, includes 936 restricted shares issued to Mr. Taranto under the 2003 Directors Plan and 876 restricted shares issued to Mr. Taranto under the Company’s 2020 Stock
Incentive Plan which may not be sold or transferred until the vesting requirements are satisfied.
(10)Includes 2,982 restricted shares issued to Mr. Anzaldua under the company’s 2020 stock incentive plan which may not be sold or transferred until the vesting requirements have been satisfied.
(11)Includes 18,010 restricted shares issued to Mr. Kociancic under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(12)Includes 17,802 restricted shares issued to Mr. Williamson under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(13)Includes no restricted shares issued to Mr. Andrade as all remaining restricted shares were forfeited by Mr. Andrade upon his resignation in January 2025.
(14)Includes 4,692 restricted shares issued to Mr. Karmilowicz under the company’s 2020 stock incentive plan which may not be sold or transferred until the vesting requirements have been satisfied.
(15)Based on 47,784,880 total Common Shares outstanding and entitled to vote as of March 17, 2025.
38   2025 Proxy Statement
Principal Beneficial Owners of Common Shares
PRINCIPAL BENEFICIAL OWNERS OF COMMON SHARES
To the best of the Company’s knowledge, the only beneficial owners of 5% or more of the outstanding Common Shares as of December 31, 2024 are set forth below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Everest Re Advisors, Ltd. Seon Place, 141 Front Street, 4th Floor Hamilton HM 19, Bermuda	9,719,971	(1)	18.5%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,334,147	(2)	10.3%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	3,832,094	(3)	7.1%
(1)Everest Re Advisors, Ltd., a direct wholly-owned subsidiary of the Company, had sole power to vote and direct the disposition of 9,719,971 Common
Shares as of December 31, 2024. According to the Company’s Bye-laws, the total voting power of any Shareholder owning more than 9.9% of the
Common Shares will be reduced to 9.9% of the total voting power of the Common Shares.
(2)The number of shares shown as owned is based on a Schedule 13G filed with the SEC on February 13, 2024 in which the Vanguard Group reported that it has no sole power to vote or direct the vote, shared voting power for 56,233 Common Shares, sole dispositive power with respect to 5,149,719
Common Shares and shared dispositive power with respect to 184,428 Common Shares. The corresponding percent of class is based upon the number of shares shown as owned compared to the total common shares outstanding for the Company as of December 31, 2024.
(3)The number of shares shown as owned us based on a Schedule 13G filed with the SEC on January 25, 2024 in which BlackRock, Inc. reported that it has sole power to vote or direct the vote of 3,423,846 Common Shares and sole dispositive power with respect to 3,832,094Common Shares.
The corresponding percent of class is based upon the number of shares shown as owned compared to the total common shares outstanding for the
Company as of December 31, 2024.
2025 Proxy Statement   39
Directors’ Compensation
DIRECTORS’ COMPENSATION
Each member of the Board who is not otherwise affiliated with the Company as an employee and/or officer (“Non-
Employee Director” or “Non-Management Director”) was compensated in 2024 for services as a director and was also reimbursed for out-of-pocket expenses associated with each meeting attended. Each Non-Employee Director is compensated in the form of an annual retainer and a discretionary equity grant.
The Board reviews director compensation annually. In reviewing compensation, the Board considered several factors, including the need to recruit and retain quality director candidates with expertise relevant to the Company’s objectives and attuned to the increased regulatory and shareholder focus on Board governance and oversight. The Board also considered the amount of time spent by directors in attending all scheduled Board and committee meetings, preparing for meetings, communicating with management throughout the year and attending various educational seminars. Our directors do not receive any additional compensation for serving as committee chairs or for attending regular Board and committee meetings or special meetings of individual committees or the Board.  By resolution of the Board adopted at its regularly scheduled February 2025 Board meeting, the Board determined that the individual serving as Chair will receive an amount added to that individual’s annual retainer.
Each Non-Employee Director or Alternate attended at least 75% of the aggregate of the total number of scheduled meetings of the Board and meetings of all committees of the Board in 2024, as well as an annual informational session in February to review and discuss corporate governance matters and long-term strategic plans for the Company.
Moreover, because we believe that a smaller board allows for greater exchange of ideas and more focused and efficient interaction with management, each Non-Employee Director in 2024 participated frequently in every meeting of the
Audit, Nominating and Governance, Compensation, Risk, Technology and Cyber and Investment Policy Committees,
irrespective of whether the director is a formal appointee to such committee or an invitee of the committee. Our directors believe they are at their most effective when working as a collective unit in sharing ideas, offering opinions and engaging in debate at all committee and Board meetings. Finally, various Non-Employee Directors attend and report back to the Board on educational seminars relating to changes in accounting rules and Financial Accounting Standards
Board (“FASB”) pronouncements, tax regulations, ERM, governance best practices, information technology and cybersecurity.
Each Non-Employee Director received a standard retainer of $125,000 in 2024, payable in the form of cash or Common
Shares at his or her election, and an equity award in the form of restricted shares equal in value to $325,000, for a total compensation value of $450,000. Beginning in 2025, the Board Chair will receive an additional annual retainer equal to
$300,000. Restricted shares vest over a three-year period payable in equal installments. Giving Non-Employee Directors an opportunity to receive their standard retainer in the form of Common Shares is intended to further align their interests with those of the Company’s shareholders. The value of Common Shares issued is calculated based on the average of the highest and lowest sale prices of the Common Shares on each installment date or, if no sale is reported for that day, the preceding day for which there is a reported sale.
In 2024, Mr. Taranto served as non-independent Chairman of the Board. In addition to working with the CEO and the
Corporate Secretary in scheduling, preparing agendas and ensuring information flow for Board meetings and recruiting and conducting orientation of new directors, he had enhanced duties, including, developing and maintaining business relationships beneficial to the Company at industry conferences and events; and providing support, advice and counsel on any special or extraordinary projects at the request of the Board. Accordingly, effective January 1, 2021, Mr. Taranto entered into a non-executive, part-time employment relationship with the Company’s affiliate, Everest Global, for a term of two years. Mr. Taranto’s employment with Everest Global was renewed on January 1, 2023 for a two-year term that expired on December 31, 2024. As an employee in 2024, Mr. Taranto received an annual base salary of $425,000 and was eligible to receive an annual equity award at the discretion of the Board not to exceed the value of any equity award granted to the non-executive members of the Board.
(1) Mr. Andrade, former director and former President and CEO of the Company, did not receive compensation for service as a director. Mr. Andrade’s compensation is set forth in the 2024 Summary Compensation Table. The 2024 Director Compensation Table does include the compensation of
Joseph V. Taranto, who was a part-time non-executive employee of the Company’s affiliate, Everest Global, in 2024. Mr. Howard did not serve on the
Board in 2024.
40   2025 Proxy Statement
Directors’ Compensation
The table below summarizes the compensation paid by the Company to directors for fiscal year 2024.(1)
2024 Director Compensation Table

Name	Fees Earned or Paid in Cash(2)	Share Awards(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(4)(5)	Total
John J. Amore	$125,000	$325,932	-	-	$14,206	$465,138
William F. Galtney Jr.	$125,000	$325,932	-	-	$14,206	$465,138
John A. Graf	$125,000	$325,932	-	-	$14,206	$465,138
Meryl Hartzband	$125,000	$325,932	-	-	$14,206	$465,138
Gerri Losquadro	$125,000	$325,932	-	-	$14,206	$465,138
Hazel McNeilage	$125,000	$325,932			$13,997	$464,929
Roger M. Singer	$125,000	$325,932	-	-	$24,206	$475,138
Joseph V. Taranto	$425,000	$325,932	-	-	$14,206	$765,138
(2)For their Board services in 2024, all of the directors elected to receive their retainer in cash except for Ms. Hartzband, who received 324 shares in compensation for her services.
(3)The amount shown is the aggregate grant date fair value of the 2024 grant computed in accordance with FASB Statement Accounting Standards
Codification Topic 718 (“FASB ASC Topic 718”) calculated by multiplying the number of shares by the fair market value (the average of the high and low of the Company’s stock price on the NYSE on the date of grant) (“FMV”) and otherwise using the methods and assumptions presented in Note 14 to the
Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2024. Each of the Non-Employee
Directors was awarded 888 restricted shares on February 29, 2024 at a fair market value of $367.04 per share.
(4)Dividends paid on each director’s restricted shares. For Mr. Singer, this amount also includes $10,000 in director fees for meetings attended as a director of both Bermuda Re and International Re.
(5)As of December 31, 2024, each director held the following number of outstanding restricted shares: Mr. Amore, 1,833; Mr. Galtney 1,833; Mr. Graf,
1,833; Ms. Hartzband, 1,833; Ms. Losquadro, 1,833; Ms. McNeilage, 1,806; Mr. Singer, 1,833; and Mr. Taranto, 1,833.
2025 Proxy Statement   41
Executive Officers
EXECUTIVE OFFICERS
Information Concerning Executive Officers
The following information has been furnished by the Company’s Executive Officers who are not also director nominees.
MARK KOCIANCIC
Age: 55
Mr. Kociancic is the Executive Vice President and Chief Financial Officer of the Company. He is also a Director and/or
Executive Vice President of the following Company subsidiaries: Everest Reinsurance Holdings, Inc., Everest Global
Services, Inc., Everest Preferred International Holdings, Ltd., Everest Re Advisors, Ltd., Everest International Holdings
(Bermuda), Ltd., Bermuda Re, International Re and Mt. Logan. He also serves as a Director, Executive Vice President and
Chief Financial Officer of Everest Re and as Non-Executive Director of Everest Insurance (Ireland), Designated Activity
Company. Mr. Kociancic joined the Company in October 2020, from SCOR SE (“SCOR”), where he served as Group Chief
Financial Officer from 2013 until joining Everest. He had previously served in various senior executive roles with SCOR’s
U.S. operations beginning in 2006, prior to being named Group Deputy Chief Financial Officer in 2012 and then Group
Chief Financial Officer. He holds a CPA designation from the Canadian Institute of Chartered Accountants and a CFA
designation from the Chartered Financial Analysts Institute.
RICARDO ANZALDUA
Age: 71
Mr. Anzaldua serves as Executive Vice President and General Counsel of Everest Group. He joined the Company in
June 2023 with over three decades of legal, corporate governance and (re)insurance industry expertise, spanning the
U.S., Bermuda and other global jurisdictions and industries. Most recently, Mr. Anzaldua was Executive Vice President,
General Counsel and Corporate Secretary for the Federal Home Loan Mortgage Corporation (“Freddie Mac”) between
January 2019 and March 2021 where he led the enterprise legal, corporate secretarial and board governance functions.
Prior to joining Freddie Mac, he was Executive Vice President and General Counsel of MetLife, Inc. (“MetLife”) where he oversaw global legal operations, global compliance and government relations. Prior to assuming his role at MetLife, he was General Counsel of the Property-Casualty Division of The Hartford. Mr. Anzaldua began his legal career at Cleary
Gottlieb Steen & Hamilton LLP, where he was a Partner and Chair of the Diversity Committee. He earned his Artium
Baccalaureus degree from Brown University and a Juris Doctor degree from Harvard Law School.
42   2025 Proxy Statement
Executive Officers
GAIL VAN BEVEREN
Age: 62
Ms. Van Beveren is Executive Vice President and Chief Human Resources Officer of the Company. In her role, Ms. Van
Beveren is responsible for developing and implementing strategies that support global Talent Acquisition, Retention,
Employee Development, Compensation, Benefits and various other talent management initiatives across all Everest offices. In addition to Ms. Van Beveren’s role as Chief Human Resources Officer, has responsibility for overseeing key global initiatives including the implementation of Employee Engagement Surveys. Ms. Van Beveren joined the Company
38 years ago as a Business Systems Analyst in Information Technology and since that time she has held various roles of increasing responsibility including Vice President and Senior Vice President in Human Resources. Ms. Van Beveren is a
graduate of Rutgers University, where she earned a Bachelor of Science degree in Economics and a Master of Science degree in Business Economics. She also has a CPCU designation from The Institutes CPCU Society.
2025 Proxy Statement   43
Compensation Discussion and Analysis
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis (the “CD&A”) provides a detailed description of the compensation of our
Named Executive Officers (“NEOs”), which include the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers for fiscal year 2024. In accordance with SEC rules, the CD&A includes compensation disclosure of our NEOs as of December 31, 2024, including Messrs. Andrade and Karmilowicz, who have since left the Company.

Named Executive Officer	Title
Juan C. Andrade	Former President & CEO
Mark Kociancic	Executive Vice President and Chief Financial Officer
Jim Williamson	Executive Vice President and Chief Operating Officer
Mike Karmilowicz	Former Executive Vice President and Chairman, Everest Global Insurance
Ricardo Anzaldua	Executive Vice President and General Counsel
During 2024, Juan Andrade served as the Company’s President and CEO. As previously disclosed, in January 2025,
Mr. Andrade left Everest. Effective January 5, 2025, the Board appointed Jim Williamson, the Company’s Executive Vice
President and Chief Operating Officer, to serve as Acting Chief Executive Officer, and effective January 8, 2025, as a member of the Board. Mr. Williamson was then appointed President and Chief Executive Officer on January 22, 2025.
Mike Karmilowicz served as Executive Vice President and Chairman, Everest Global Insurance during 2024. Mr.
Karmilowicz resigned from the Company for Good Reason (as defined in his Amended and Restated Employment
Agreement), and his employment terminated on March 1, 2025.
References in this CD&A to 2024 CEO compensation pertain to the compensation of our former CEO, Mr. Andrade.
Executive Summary
The Company’s executive compensation program is intended to align the interests of our executive officers with those of our shareholders. We stress merit-based performance awards, and we structure overall compensation to provide appropriate incentives to executives to optimize net earnings and increase book value per share. For 2024, the Named
Executive Officers received annual awards based largely on value-based financial performance metrics.
Our executive compensation program is designed and endorsed by the Compensation Committee. In designing the
Company’s executive compensation program, the Compensation Committee endeavors to reflect the core objectives of
(i) attracting and retaining a talented team of executives who will provide creative leadership and work to achieve success for the Company in a dynamic and competitive marketplace; (ii) supporting the execution of the Company’s business strategy and the achievement of long-term financial objectives; (iii) creating long-term shareholder value; and (iv) rewarding executives in a manner that is market competitive and seeks to incentivize executives to achieve long-term profitable financial results.
We believe that in 2024 our compensation structure appropriately incentivized the performance of our executive leadership team in light of the significant impact of social inflation and legal system abuse on the North American casualty business and another year of elevated global catastrophe activity.
We provide our clients protection against risk, and accordingly we expect intermittent volatility in our financial results.
Our executive compensation structure is designed to align management’s interest with that of our shareholders by incentivizing long-term value creation rather than short-term gains through strategies designed to normalize over the long term the financial impacts of episodic catastrophe volatility. In that regard, as stewards of our shareholders’ capital, our portfolio management strategies seek to minimize the impact of severe events on our capital. Among other things, this is accomplished by maintaining a business portfolio diversified by product line and geography and by employing a tactical approach to managing risk, including but not limited to de-risking our property exposures to reduce volatility during times of inadequate pricing and utilizing third party capital to leverage opportunity.
44   2025 Proxy Statement
Compensation Discussion and Analysis
2024 Financial Results
Everest’s 2024 financial performance demonstrated its resilience amidst challenging business conditions. Despite another year exceeding $100 billion in global insured losses from natural catastrophes, the Company’s Reinsurance business achieved total written premium of approximately $13 billion and an 89.7% total combined ratio. In the global
Insurance business, total gross written premium was over $5 billion, with excellent returns from many business lines, particularly North America and international Property and Specialty. The Company also advanced the international insurance strategy and achieved several important milestones in International Insurance, including $1.5 billion of gross written premium. Everest took decisive action to improve the portfolio and to address the impact of social inflation and legal system abuse on the North American Casualty insurance business, including aggressive underwriting and strengthening its reserves to position the Company for sustainable profitability.
On a consolidated basis, Everest grew its gross written premiums by 9.1% year over year to $18.2 billion, increased net investment income over $500 million to $2.0 billion, increased its quarterly dividend to $2.00 per common share and returned $334 million in capital to shareholders in the form of dividends. Overall financial results are shown below.

Gross Written Premium $18.2 billion	Gross Written Premium Growth 9.1%(1)(3)	Combined Ratio 102.3% Attritional Combined Ratio 87.6%(2)(3)

Net Income $1.4 billion Net Operating Income $1.3 billion(3)	TSR 9.2%(3)(4)	Net Operating Income ROE 9.0%(3)
(1)Gross Written Premium growth is presented on a comparable basis, reflecting constant currency basis and excluding reinstatement premiums
(2)Excludes approximately $68 million of profit commission related to loss reserve releases. When including this profit commission, Everest’s reported attritional combined ratio was 88.1% for the year ended December 31, 2024.
(3)Gross Written Premium growth, Attritional Combined Ratio, Net Operating Income, TSR and Net Operating Income ROE are non-GAAP measures. Please see Appendix A for further information and available reconciliations.
(4)TSR, unless otherwise noted herein, means annual growth in book value per common share outstanding (excluding Net Unrealized Depreciation/
appreciation of Fixed Maturity, available for sale investments) plus dividends per share.
Since going public in 1995, the Company has achieved compound annual growth in dividend-adjusted book value per share of 11%. As shown in the following chart, our cumulative returns have outperformed those of the S&P 500 index continuously since the year 2000, and by 2024 had achieved a level of cumulative returns that significantly exceeded those of the S&P 500.
2025 Proxy Statement   45
Compensation Discussion and Analysis
*Including Stock Appreciation & Dividends
Source: Bloomberg as of 12/31/2024
We have always emphasized prudent risk management and technical underwriting as the key tenets for building and sustaining long-term value for our shareholders. Our compensation structure properly reflects management’s alignment with our shareholders’ interests, especially during periods of significant macroeconomic dislocations, which have included a global pandemic, inflationary pressures, interest rate swings and a mortgage market crash accompanied by volatile equities markets, all in conjunction with episodic, extreme natural catastrophe events.
These results reinforce a strategic vision developed by experience, ingenuity and analytical rigor. While we are always mindful of the human and economic tolls associated with all forms of natural catastrophe losses, we are in the business of offering protection against volatility for our clients and customers while endeavoring to create long-term value for our shareholders, even during periods of extreme catastrophe activity. The fact that we have achieved consistent book value per share growth over time showcases our ability to manage such volatility over cycles through successful underwriting and risk management strategies grounded in an innovative culture that values sustainable performance and capital preservation. This unwavering commitment to long-term value creation for our shareholders is precisely the intention of our compensation philosophy.
46   2025 Proxy Statement
Compensation Practices
COMPENSATION PRACTICES
Compensation Practices and 2024 Say On Pay Vote

Say on Pay

Everest received a high level of voting approval, 93.35%,
for the Say on Pay advisory vote at its 2024 Annual General
Meeting. The Compensation Committee did not make any
significant changes to the structure of the Company’s
compensation program.

A primary focus of our Compensation Committee is ensuring that the Company’s executive compensation program serves the best interests of our shareholders while appropriately rewarding our executive leadership for their performance and seeks to incentivize executives to achieve long-term profitable financial results.
Our compensation program incorporates numerous best practices that address common shareholder priorities and advance the Company’s philosophy of long-term shareholder growth.
Highlights include:
•No separate change-in-control agreement for the CEO
•CEO and all participants in the CIC Plan are subject to double-trigger provisions
•No “gross-up” payments by the Company of any “golden parachute” excise taxes upon a change in control
•Incentive cash bonuses for all Named Executive Officers tied to specific Company financial performance metrics
•Beginning in 2025, the Named Executive Officers’ long-term incentive compensation is 50% in the form of
Performance Share Units (“PSUs”) that may only be earned upon satisfaction of specific Company financial performance metrics over a 3-year period and 50% restricted stock.
•Say on Pay Advisory Vote considered by shareholders annually
•Stock ownership and retention guidelines for executive vice presidents and above
•Clawback Policy (“Clawback Policy”) that covers current and former employees, including Named Executive
Officers, providing for forfeiture and repayment of any incentive-based compensation granted or paid to an individual during the period in which he or she engaged in material willful misconduct, including but not limited to fraudulent misconduct and, with respect to current and former executive officers, incentive-based compensation paid as a result of financial information that is subject to an accounting restatement, without regard to any misconduct.
2025 Proxy Statement   47
Compensation Practices
Alignment of CEO Compensation to Shareholder Return

900.00
800.00
700.00
600.00
500.00
400.00
300.00
200.00
100.00
0.00
Total Stock Return Index
5.9
6.6
6.8
10.5
17.4
21.3
6.5
8.2
8.8
8.8
7.1
7.6
8.6
8.9
9.1
9.9
7.9
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
CEO Compensation*
Total Stock Return Index**

*CEO Compensation is the total CEO compensation from the Summary Compensation Table for each of the years listed.
**Total Stock Return Index is a measure of performance and is calculated as the change in share price plus reinvestment of dividends, assuming an initial investment of $100.
Source: Nasdaq/Thomson
48   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
THE COMPANY’S COMPENSATION PHILOSOPHY AND
OBJECTIVES
The Company’s executive compensation program is designed to attract, motivate and retain highly talented individuals whose abilities are critical to the ongoing success of the Company. In this regard, the Company’s executive compensation program utilizes a dual approach. Firstly, the program has a short-term component consisting of a base salary and a performance-based cash bonus predominantly tied to a Company financial metric. Secondly, the
Compensation Committee rewards long-term performance through discretionary grants of time- and performance-
based equity awards tied to specific financial performance factors designed to closely align the interests of key executives with the longer-term interests of shareholders.
The Compensation Committee is guided by the following principles when making compensation decisions individually and collectively with respect to our executives:
•Compensation of executive officers is based on the level of job responsibility, contribution to the performance of the Company, individual performance in light of general economic and industry conditions, teamwork, resourcefulness and ability to manage our business.
•Compensation awards and levels are intended to be reasonably competitive with compensation paid by organizations of similar stature to both motivate the Company’s key employees and minimize the potential for disruptive and costly key employee turnover.
•Compensation is intended to align the interests of the executive officers with those of the Company’s shareholders by basing a significant part of total compensation on our executives’ contributions over time to the generation of shareholder value.
The Compensation Committee’s philosophy is to encourage management to act in the best interests of the Company and our shareholders even when such actions may temporarily reduce short-term profitability. Examples of those types of actions include the following:
•investments in our business in the form of human capital and intellectual resources, data and information technology systems;
•reserving methodologies and reserve positions;
•diversification of risk within our insurance and reinsurance portfolios;
•capital management strategies;
•long-term strategic growth initiatives;
•geographic diversification; and
•creativity in the development of new products.
2025 Proxy Statement   49
The Company’s Compensation Philosophy and Objectives
The components and key features of our executive compensation program are set forth in the following chart:
Components of the Company’s Compensation Program

	Short Term	Compensation Component*	Description	Key Features
			Fixed component of compensation intended to attract and retain top talent	Generally positioned near the median of our pay level peer group, but varies with individual skills, experience, responsibilities and performance
At-Risk Pay
Performance goals established at the
beginning of each fiscal year that
support long-term growth and
operational efficiencies
Intended to motivate annual
performance with respect to key
financial measures, coupled with
individual performance factors

For 2024, the maximum potential
cash bonus was tied to Adjusted Net
Operating Income ROE, as defined
below (60% weighting); final awards
also consider achievement of
individual goals (40% weighting)
All applicable NEOs were selected as
participants in the Executive
Performance Annual Incentive Plan
(“Executive Incentive Plan”) for 2024
with the maximum bonus potential
available for award to any participant
in the Executive Incentive Plan not to
exceed $3.5 million.

	Long Term	Long-Term Incentive Awards	At-risk, long-term, equity-based compensation to encourage multi- year performance and retention
Intended to motivate long-term performance with respect to key financial measures and align our NEOs’ interests with those of our shareholders
Tied to the rate of annual Net
Operating Income ROE and annual
TSR against target, measured
annually, as well as TSR relative to our
peer group over a three-year period,
measured cumulatively.
For 2024, payouts ranged from 0% of
target payout to 175% of target
payout, depending on performance
after 3 years

			Intended to motivate long-term performance and value creation, align our NEOs’ interests with shareholders’ interests and promote retention	For awards granted prior to 2024, vests at the rate of 20% per year after the grant date. For awards granted in 2024 and afterwards, vests at the rate of 33-1/3% per year after the grant date.
Base Salary
CEO
Other NEOs
12%
23%
Annual Incentive Bonus
CEO
Other NEOs
27%
33%
Performance Shares
CEO
Other NEOs
30%
15%
Time-Vested    Restricted Shares
CEO
Other NEOs
30%
29%
*Percentages represent target 2024 compensation and may not sum to 100% due to rounding.
50   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
The Compensation Committee meets annually to review and approve compensation for each Named Executive Officer, including any adjustments to base salary, bonus awards and equity grants in consideration of the officer’s prior fiscal year’s performance as well as performance over time. In addition, from time to time, the Compensation Committee may make separate adjustments to the salaries of Named Executive Officers during the year to recognize mid-year promotions, changes in job functions and responsibilities, or other circumstances.
As shown in the charts below, the Compensation Committee establishes the pay mix for our executive officers such that a substantial portion of target compensation is “at risk” compensation to better align the interests of our Named Executive
Officers with those of the Company’s shareholders. The average of all other Named Executive Officers’ at-risk target compensation was approximately 77% of their aggregate total target compensation. The amounts above and in the chart below do not include the amounts set forth in the column labeled “All Other Compensation” in the Summary
Compensation Table.
In addition, all employees, including executive officers, received other compensation in the form of benefits. Such other compensation included Company-paid term life insurance, partially subsidized medical and dental plans, Company-paid disability insurance and participation in a Company-sponsored 401(k) employee savings plan. Certain executives also participated in a Supplemental Savings Plan whose purpose is principally to restore benefits that would otherwise have been limited by U.S. benefit plan rules applicable to the 401(k) employee savings plan.
The Role of Peer Companies and Benchmarking
The Compensation Committee identified a peer group comprised of companies in our industry for purposes of benchmarking and evaluating the competitiveness of our pay levels and compensation packages for our Named
Executive Officers. In determining the final composition of the peer group, the Compensation Committee selected publicly traded, comparably-sized insurers and reinsurers that directly compete with the Company for business and talent. Changes in the composition of the Company’s peer group have been primarily due to consolidations of several peer group companies into other organizations (including some peer group companies) in recent years. The
Compensation Committee reviews both compensation and performance at peer companies as a benchmark when setting target compensation levels that it believes are commensurate with the Company’s performance. Although the
Compensation Committee did not set compensation components to meet specific benchmarks, it did utilize the peer group compensation data in determining relative performance against targets for applicable incentive compensation metrics. Further, the Compensation Committee utilized such peer group metrics in setting Named Executive Officer targets for fiscal year 2024.
2025 Proxy Statement   51
The Company’s Compensation Philosophy and Objectives

The Compensation Committee considered one or more of the following factors in identifying each of the peer group companies:
Companies that have a similar business or industry	Companies that have a mix of property and casualty (P&C), reinsurance and multi-line insurance.
Companies that include Everest in their peer group.
Companies with a global strategy and footprint.
Companies that we compete with	Companies with which we compete for business or talent in the market.
Company size	Companies based on their revenue and asset size.
Companies subject to pay disclosures	Availability of publicly available financial reporting and proxy data.
For 2024, the Compensation Committee selected the following companies to serve as our pay level peer group:

AIG	Cincinnati Financial	Markel
Arch Capital	CNA Financial	Renaissance Re
Axis Capital	Hanover Insurance	W.R. Berkley
Chubb	The Hartford
Base Salary and Bonus Determinations
The base salaries of our Named Executive Officers are determined by the Compensation Committee, established upon hire or assignment date and reconsidered annually or as responsibilities change. In setting an executive’s initial base salary, the Compensation Committee considers the executive’s abilities, qualifications, accomplishments and prior experience. The Compensation Committee also considers base salaries of similarly situated executive officers in its identified peer companies when assessing competitive conditions in the industry. Subsequent adjustments to the executive’s base salary in the form of annual raises or upon renewal of an employment agreement take into account the executive’s prior performance, the financial performance of the Company and the executive’s contribution to the
Company’s performance over time, as well as competitive conditions in the industry. In 2024, Mr. Williamson’s base salary was increased to reflect his new responsibilities as leader of both reinsurance and insurance businesses.

Named Executive Officer	2023 Salary	2024 Salary	Percentage Change
Juan C. Andrade	$1,250,000	$1,250,000	—%
Mark Kociancic	$900,000	$900,000	—%
Jim Williamson	$840,000	$900,000	7.1%
Mike Karmilowicz	$800,000	$800,000	—%
Ricardo Anzaldua	$680,000	$680,000	—%
Incentive Based Bonus Plans
In connection with fiscal year 2024 performance, the Company awarded annual performance-based cash bonuses to the applicable Named Executive Officers pursuant to the Executive Performance Annual Incentive Plan (also referred to in this Proxy Statement as the Executive Incentive Plan).
Executive Performance Annual Incentive Plan
The Compensation Committee identifies the executive officers eligible to participate in the Executive Incentive Plan. In addition to other criteria, the Executive Incentive Plan provides that the total amount of awards granted to all participants in any one year may not exceed 10% of the Company’s average annual income before taxes for the preceding five years.
In February 2024, the Compensation Committee selected Messrs. Andrade, Anzaldua, Karmilowicz, Kociancic and
Williamson to become participants in the Executive Incentive Plan for 2024.
Pursuant to the terms of the Executive Incentive Plan, within 90 days after the beginning of the fiscal year, the
Compensation Committee selects those executive officers of the Company and its subsidiaries who will participate in the
Executive Incentive Plan for that year. The Compensation Committee sets maximum potential bonus amounts for each participant based on achievement of specific performance criteria, chosen from among the performance criteria set forth in the Executive Incentive Plan, that closely align Company financial performance to long-term shareholder value creation. The Compensation Committee may exercise discretion and award an amount that is less than the potential maximum amount to reflect actual corporate, business unit and individual performance. The Executive Incentive Plan provides for a bonus cap pursuant to which the maximum potential bonus for each of the CEO and any other participant
(1) Adjusted Net Operating Income ROE (also referred to herein as Adjusted Operating ROE) is a non-GAAP measure that adjusts actual Net Operating
Income ROE by treating catastrophe losses as the sum of (1) 40% of anticipated catastrophe losses in the annual operating plan for the current fiscal year and (2) 60% of actual catastrophe losses for the current fiscal year. Please see Appendix A for more information and available reconciliations of non-
GAAP measures.
52   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
in the Executive Incentive Plan cannot exceed $3.5 million. In 2024, for Messrs. Kociancic, Williamson, Karmilowicz and
Anzaldua, their maximum was further limited to 200% of their respective base salaries, subject to the foregoing $3.5 million cap. In 2025, the maximum bonus payout under the Executive Incentive Plan will change (i) for Mr. Williamson, to
140% of his target incentive bonus and (ii) for Messrs. Kociancic and Anzaldua, to 200% of their respective target incentive bonuses, in each case, subject to the foregoing $3.5 million cap.
Subject to the foregoing maximums, the Compensation Committee determined the total bonus amounts for Messrs.
Andrade, Kociancic, Williamson, Karmilowicz and Anzaldua for 2024 would be based on two independent performance criteria: (1) Company financial performance (60% weighting) and (2) individual performance (40% weighting). For each of the NEOs, the Compensation Committee established full-year operating plan ROE targets for the Company as the financial performance criteria to be applied in connection with a portion of their bonus compensation. Further, the
Compensation Committee considers 60% of the potential maximum bonus eligible to be earned based on tiered
Company Adjusted Net Operating Income ROE(1) results above and below the set operating plan ROE target.
The Compensation Committee separately considers the remaining 40% of the potential maximum bonus eligible to be earned by each participant based upon successful achievement of individual, generally non-financial, goals established for such participant. Consideration of individual performance is done to acknowledge that the property and casualty
(re)insurance business is a risk-based endeavor where a company’s financial results in any one financial year may be impacted by exogenous factors beyond employees’ control, such as an unexpectedly severe hurricane season or other natural peril catastrophe activity. Implicit in such a determination is the recognition that our financial success over the long term is not dependent on any one financial year’s results.
Individual goals in any given year may include, but are not limited to, factors that may be applicable to each NEO, such as demonstrated leadership, risk management and loss mitigation protection practices, strategic goal setting, performance against annual operating plan, capital management, strategic expansion initiatives, demonstrating our cultural values and behaviors and growing Everest’s investor base. Finally, the 40% qualitative element also allows the
Compensation Committee broad discretion to consider market performance measures, such as TSR, as part of executive performance without setting a specific performance target.
This balanced approach allows the Company to remain competitive and foster retention of high-performing Named
Executive Officers. Further, the Compensation Committee is not bound to any minimum bonus amount and retains discretion to scale the payments below the potential maximum bonus and to award no cash bonus to any Named
Executive Officer. The Compensation Committee in February 2024 selected Messrs. Andrade, Kociancic, Williamson,
Karmilowicz and Anzaldua to participate in the Executive Incentive Plan for fiscal year 2024, which tied their maximum potential bonus awards to the performance criteria as described in more detail below.
2024 Incentive-based Bonus Targets and Awards

Named Executive Officer	Target Incentive Bonus (% Base Salary)	Target Incentive Bonus	Plan Maximum Incentive Bonus	Actual Bonus Award
Juan C. Andrade	220%	$2,750,000	$3,500,000	$0
Mark Kociancic	140%	$1,260,000	$1,800,000	$903,300
Jim Williamson	140%	$1,260,000	$1,800,000	$903,300
Mike Karmilowicz	140%	$1,120,000	$1,600,000	$1,120,000
Ricardo Anzaldua	140%	$952,000	$1,360,000	$682,493
TOTAL		$7,342,000	$10,060,000	$3,609,093
Due to Mr. Andrade’s resignation from the Company, effective January 5, 2025, he did not receive a bonus payment for fiscal year 2024. Mr. Karmilowicz received an incentive bonus payout based on target performance as a result of his resignation for Good Reason (as defined in his Amended and Restated Employment Agreement). Based on actual
Adjusted Net Operating Income ROE of 8.7% in 2024, Messrs. Kociancic, Williamson and Anzaldua received actual bonus awards below target. For a more detailed discussion of Company performance, each NEO’s performance and the actual incentive cash bonus awarded for 2024, please see the “Incentive Cash Bonus” section below.
2025 Proxy Statement   53
The Company’s Compensation Philosophy and Objectives
Long-Term Compensation Determinations
The second component of the Company’s executive compensation plan is premised on a strategic view of compensation. This long-term compensation component is achieved through the 2020 Stock Incentive Plan.
Awards under the 2020 Stock Incentive Plan are generally intended to reinforce management’s long-term emphasis on corporate performance, provide an incentive for key executives to remain with the Company for the long term and provide a strong incentive for employees to work to increase shareholder value by aligning employees’ interests with those of the shareholders.
Equity awards granted to the NEOs in 2024, 2023 and 2022, in each case, were in the form of restricted shares and performance share units.
With respect to the equity award process, the CEO makes recommendations to the Compensation Committee for each eligible executive officer, and the proposed awards are discussed with and reviewed by the Compensation Committee.
While the Compensation Committee takes into account management’s input on award recommendations, all final determinations are in the subjective judgment and discretion of the Compensation Committee. In determining the final award amounts, the Compensation Committee reviews each recipient’s demonstrated past and expected future individual performance, his/her contribution to the financial performance of the Company over time, the recipient’s level of responsibility within the Company, his/her ability to affect shareholder value and the value of past share awards.
Finally, the Compensation Committee also considers the value of equity awards granted to similarly situated executive officers by our pay level peer group to ensure a competitively attractive overall compensation package.
Equity grants have historically been made at the Compensation Committee’s February meeting.  The Company does not currently grant stock options and there is no policy or practice on the timing of awards of options in relation to the disclosure of material non-public information.
2024 Stock Targets* and Awards

Named Executive Officer	Stock Target (% Base Salary)	Restricted Stock Target Award	Performance-Share Units Target Award
Juan C. Andrade	500%	$3,000,113	$3,000,113
Mark Kociancic	217%	$1,370,171	$675,108
Jim Williamson	217%	$1,340,240	$660,328
Mike Karmilowicz	160%	$938,205	$462,266
Ricardo Anzaldua	160%	$777,095	$383,190
TOTAL		$7,425,824	$5,181,005
*In 2024, the Long-Term Incentive target for Mr. Andrade was 500%, for Mr. Kociancic $1,950,000, for Mr. Williamson $1,950,000, for Messrs. Karmilowicz
and Anzaldua 160%.
Time-Vested Share Awards
We believe that restricted shares encourage employee retention and reward employees consistent with long-term shareholder value creation. Restricted share awards granted prior to 2024 vest over a five-year period at the rate of 20%
per year for the Named Executive Officers and are generally forfeited if the recipient leaves the Company before vesting.
Commencing with 2024, grants of restricted share awards vest in equal installments over a three-year period.
Performance Share Units
The Compensation Committee grants annual performance-based equity awards to Named Executive Officers in the form of performance share units (“PSUs”) that can be earned only upon the achievement of certain Company financial metrics.
The performance metrics are measured over three one-year performance periods based on annual goals and on goals measured cumulatively over a three-year performance period. At fiscal year-end 2024, we completed the third and final year of the PSU performance period for our 2022 awards, the second year of the PSU performance period for our 2023 awards and the first year of the PSU performance period for our 2024 awards. For the 2022, 2023 and 2024 PSUs, the performance periods were January 1, 2022 through December 31, 2024, January 1, 2023 through December 31, 2025 and January 1, 2024 through December 31, 2026, respectively.
Each PSU gives the recipient the right to receive up to 1.75 shares upon settlement at the end of the three-year performance period depending on the level of achievement of certain financial performance targets. For the 2022, 2023 and 2024 PSUs, the shares represented by the PSUs are earned only upon the satisfactory achievement of three metrics:
cumulative TSR growth measured against peers over a three-year period, annual Net Operating Income Return on Equity and TSR, each measured against targets set by the Compensation Committee. The Compensation Committee elected to use TSR as one of the financial metrics for the PSUs because this metric correlates with long-term shareholder value. TSR
54   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
is defined as the annual growth in book value per common share outstanding (excluding Unrealized Gains and Losses on
Fixed Maturity, available for sale Investments) plus dividends per share.
Net Operating Income ROE, for purposes of PSU awards, is defined as after-tax net operating income divided by average adjusted shareholders’ equity. In setting the target metric for the 2024 performance year, net operating income equals the Company’s net income/(loss), excluding after-tax net gains/(losses) on investments and after-tax net foreign exchange income (loss). Average adjusted shareholders’ equity equals the average of beginning-of-period and end-of-
period shareholders’ equity, excluding the after-tax net unrealized appreciation/(depreciation) on fixed maturity, available for sale investments recorded in accumulated other comprehensive income. The Compensation Committee selected Net Operating Income ROE as one of the financial metrics for the PSUs because this metric correlates closely with shareholder value over both intermediate and longer-term periods and is a widely-used financial metric in the insurance and reinsurance industry for assessing company performance. The tables below set forth the 2022, 2023 and
2024 PSU Target Awards for each NEO and performance measures.

Target Awards for Named Executive Officers
Performance Year	Juan C. Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Ricardo Anzaldua
2022 PSUs	7,050	1,755	1,410	1,340	—
2023 PSUs	6,215	1,335	1,100	1,050	—
2024 PSUs	8,119	1,827	1,787	1,251	1,037

2022 PSU Target Measures
				Award Multiplier
	Weight	Performance Year	Target ROE	0%	25%	100%	175%
Net Operating Income ROE	50.0%	2022	12.4%	<5.4%	5.4%	12.4%	>=17.4%
		2023	13.5%-14.5%	<6.0%	6.0%	13.5%-14.5%	>=20.0%
		2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
				Award Multiplier
	Weight	Performance Year	Target Growth	0%	25%	100%	175%
TSR	25.0%	2022	13%	<8.0%	8.0%	13.0%	>=18.0%
		2023	13.5%-14.5%	<6.0%	6.0%	13.5%-14.5%	>=20.0%
		2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
				Award Multiplier
	Weight	Performance Period	Target	0.0%	25%	100%	175%
3Yr Relative Change in TSR Compared to Peers	25.0%	2022-2024	Median	<26th %tile	26th %tile	Median	>=75th %tile
2025 Proxy Statement   55
The Company’s Compensation Philosophy and Objectives

2023 PSU Target Measures
				Award Multiplier
	Weight	Performance Year	Target ROE	0%	25%	100%	175%
Net Operating Income ROE	50%	2023	13.5%-14.5%	<6.0%	6.0%	13.5%-14.5%	>=20.0%
		2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
				Award Multiplier
	Weight	Performance Year	Target TSR	0%	25%	100%	175%
TSR	25%	2023	13.5%-14.5%	<6.0%	6.0%	13.5%-14.5%	>=20.0%
		2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
				Award Multiplier
	Weight	Performance Period	Target	0.0%	25%	100%	175%
3Yr Relative Change in TSR Compared to Peers	25%	2023-2025	Median	<25th %tile	25th %tile	Median	>=75th %tile

2024 PSU Target Measures
				Award Multiplier
	Weight	Performance Year	Target ROE	0%	25%	100%	175%
Net Operating Income ROE	50%	2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
				Award Multiplier
	Weight	Performance Year	Target TSR	0%	25%	100%	175%
TSR	25%	2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
				Award Multiplier
	Weight	Performance Period	Target	0.0%	25%	100%	175%
3Yr Relative Change in TSR Compared to Peers	25%	2024-2026	Median	<25th %tile	25th %tile	Median	>=75th %tile
As displayed above, the portions of the 2022, 2023 and 2024 PSU grants that are subject to the Net Operating Income
ROE financial metric (50% for the 2022, 2023 and 2024 PSUs) are eligible to be earned annually in one-third tranches over the three-year performance period based upon target Net Operating Income ROE figures determined by the
Compensation Committee annually. In setting the 2024 Net Operating Income ROE target, the Compensation
Committee considered the Company’s 2024 operating business plan reflecting management’s view of market conditions, modeled expected results, business mix and product diversification.
For the 2024 annual performance period, the Compensation Committee set a target Net Operating Income ROE of
17.0%, with one-third of the applicable Named Executive Officers’ 2022, 2023 and 2024 PSUs eligible to be earned under the Net Operating Income ROE metric as measured by the Company’s full-year performance from January 1, 2024 through December 31, 2024. Earn-outs between the performance levels are determined by straight-line interpolation.
56   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
The tables below set forth the amount of 2022 PSUs eligible to be earned to date by each applicable NEO based upon
Net Operating Income ROE. The earn-out reflects the percentage of the total target award that can be earned in any one performance period, which is one-third of 50% (i.e., 16.7%) of the NEO’s total PSU target award for the 2022, 2023 and
2024 PSUs. The number of shares actually earned is calculated by applying the target award multiplier based upon the
Company’s full year performance:
2022 PSU ROE Grant

Net Operating Income ROE					Juan C. Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Ricardo Anzaldua

					Target Award

					7,050	1,755	1,410	1,340	—
	Target Goal	Actual	Weight %	Target Multiplier (% of Target)	Earned PSUs
2022 Period	12.4%	10.6%	16.7%	80.7%	0	236	190	181	—
2023 Period	13.5%-14.5%	18.7%	16.7%	157.3%	0	460	370	352	—
2024 Period	17.0%	9.0%	16.7%	33.3%	0	98	79	75	—
All earned shares resulting from achievement of the metrics herein are delivered to the participant upon the
Compensation Committee’s confirmation of the final earned amounts at the end of the 2022 PSUs respective three-year performance periods. Since Mr. Anzaldua joined the Company in June 2023, he did not receive the 2022 PSU grant. Due to Mr. Andrade’s resignation from the Company, effective January 5, 2025, he forfeited PSUs and RSU shares scheduled to vest thereafter.
2022 PSUs TSR Against Target Grant
For the 2022 PSU grant, for which performance was completed in 2024, the Compensation Committee used TSR measured against targets selected by the Compensation Committee as a metric. The TSR award metrics determined by the Compensation Committee in February 2025 are as follows:

2022 TSR Award					Juan C. Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Ricardo Anzaldua

					Target Award

					7,050	1,755	1,410	1,340	—
	Target	Actual	Weight %	Award Multiplier (% of Target)	Earned PSUs
2022 Period	13.0%	5.4%	8.3%	0%	0	0	0	0	—
2023 Period	13.5%-14.5%	21.3%	8.3%	175%	0	256	206	196	—
2024 Period	17.0%	9.2%	8.3%	35.0%	0	52	42	40	—
Since Mr. Anzaldua joined the Company in June 2023, he did not receive the 2022 PSU grant. Due to Mr. Andrade’s resignation from the Company effective January 5, 2025, he forfeited PSUs and RSU shares scheduled to vest thereafter.
2025 Proxy Statement   57
The Company’s Compensation Philosophy and Objectives
2022-2024 PSUs TSR Against Peers Grant
The PSU awards eligible to be earned based on the TSR are benchmarked against the percentage change in TSR of a selected peer group, as measured cumulatively from January 1, 2022 through December 31, 2024 for the 2022 PSUs.
For the 2022 PSU awards, the Compensation Committee determined that the following companies would serve as the peer group:

Alleghany	Cincinnati Financial	Markel
Arch Capital	Hanover Insurance	Renaissance Re
Axis Capital	The Hartford	W.R. Berkley
Chubb
Companies that are no longer listed on a public exchange (e.g., due to acquisition or merger) during a measurement period are omitted from the cumulative percentage change in TSR benchmarking for the entire related measurement periods.
Earn-outs between target levels for PSUs subject to the percentage change in TSR metric are also determined by straight-line interpolation and will be certified by the Compensation Committee for eligibility at the end of the 2022 PSU three-year performance periods.
For the 2022 PSUs, the percentage change in TSR metrics determined by the Compensation Committee in 2025 are as follows:

2022 PSU Relative Change to TSR against Peers					Juan C. Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Ricardo Anzaldua

					Target Award

					7,050	1,755	1,410	1,340	—
	Weight	Earn Out %	Actual Performance	Award Multiplier (% of Target)	Earned PSUs
2022-2024 Period	25.0%	25.0%	56th percentile	118%	0	518	416	396	-
Since Mr. Anzaldua joined the Company in June 2023, he did not receive the 2022 PSU grant. Due to Mr. Andrade’s resignation from the Company effective January 5, 2025, he forfeited PSUs and RSU shares scheduled to vest thereafter.
As a result, the total 2022 PSUs earned, taking into account satisfactory achievement of the three financial performance metrics is as follows:

	Juan C. Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Ricardo Anzaldua
2022 PSU Target Award	7,050	1,755	1,410	1,340	—
Total 2022-2024 Net Operating Income ROE PSUs Earned	0	794	639	608	—
Total 2022-2024 TSR PSUs Earned	0	308	248	236	—
Total Relative TSR PSUs Earned	0	518	416	396	—
Total PSUs Earned	0	1,620	1,303	1,240	—
PSUs shares not earned because of failure to achieve the set metrics are forfeited. All earned shares resulting from achievement of the metrics are delivered to the participant upon confirmation by the Compensation Committee of the final earned amounts at the end of the PSUs three-year performance period. Due to Mr. Andrade’s resignation from the
Company, effective January 5, 2025, he forfeited PSUs and RSU shares scheduled to vest thereafter. Mr. Anzaldua joined the Company in 2023, so did not receive a 2022 PSU award.
58   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Named Executive Officer Compensation
The final amounts and factors considered by the Compensation Committee in making its decisions with regard to the
2024 performance year for each Named Executive Officer are described more fully below.
Company Financial Performance Assessment
The Compensation Committee assesses the financial performance of the Company in the context of the business environment in which it operates, the performance of competitors with reasonably comparable operations and management’s operating business plan for the period under review. The Compensation Committee also considers management’s decisions and strategies deployed in positioning the Company for future growth and profitability. Our compensation program is designed to reward executive officers for developing and achieving a business strategy that emphasizes creation of longer-term shareholder value.
The Compensation Committee attaches significant importance to our executives’ ability to generate shareholder value over time by achieving an attractive increase in dividend-adjusted book value per common share and in the achievement of returns that provide an attractive compound growth rate in shareholder return. Through fiscal year 2024, the
Company has generated compound annual growth rate of 11% per year since going public in 1995 and achieved total return over the same period equal to 1,085 points more than the analogous return achieved by the S&P 500 index as a whole.
This attractive long-term performance has been achieved during a period of significant natural catastrophe activity, a protracted period of very low interest rates and repeated periods of soft market conditions.
2025 Proxy Statement   59
The Company’s Compensation Philosophy and Objectives
Financial Performance Measures Linking CEO and NEO Compensation to
Company Performance in 2024
When analyzing the performance and considering the overall compensation of our Named Executive Officers, the
Compensation Committee reviews the Company’s operational, strategic and financial performance over the short and the long term. As noted above, in linking executive pay to Company performance, the Compensation Committee selected the key Company financial performance metrics of annual Adjusted Net Operating Income ROE in the annual incentive cash bonus and Net Operating Income ROE and TSR for the performance share unit awards pursuant to the
Executive Incentive Plan and Performance Share Units, respectively. In addition to these key financial performance indicators, the Compensation Committee also identified additional financial metrics as most important in linking executive pay to Company performance. These additional financial indicators are not necessarily tied to any one specific short-term financial target, but rather serve to incentivize management to focus on long-term value creation.
In 2024, Everest took decisive action to improve the portfolio and to address the impact of social inflation and legal system abuse on the North American Casualty insurance business, including aggressive underwriting and strengthening its reserves to position the Company for sustainable profitability. The Company also improved the financial performance of the Reinsurance business amidst elevated catastrophe activity, grew its net investment income by over $500 million and raised its quarterly common stock dividend. Everest delivered financial results in line with a continuing focus on prudent risk management, disciplined underwriting and efficient capital management. The Compensation Committee took subjective note of executive management’s role in delivering results in 2024.
Individual Performance Assessment Factors
In evaluating individual performance, the Compensation Committee qualitatively considers the following individual factors:
•each executive officer’s individual performance in his/her area of responsibility;
•individual effort in achieving company goals;
•effectiveness in fostering and working with a team-oriented approach;
•creativity, demonstrated leadership traits and future potential;
•level of experience; and
•total compensation relative to the executive’s internal peers.
No single individual performance factor is given materially more weight than another, although all are considered in the context of an executive’s overall performance. Rather, these factors are representative of the qualities that we believe make an effective executive.
60   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Summary of Direct Compensation
The cash and equity compensation components for each Named Executive Officer relating to fiscal year 2024 performance are highlighted in the table below. This table is provided to assist shareholders in understanding better the
Compensation Committee’s specific decisions on individual performance-based compensation relating to fiscal year
2024, exclusive of any benefits or pension- or retirement-related deferred compensation that is not linked to performance.
The table below differs from the Summary Compensation Table (which is driven by SEC rules) because it includes equity awards granted at the Board’s February 2025 meeting. As compared to the “Total” column in the Summary
Compensation Table, we believe the Total Direct Compensation column below is more reflective of compensation awarded for 2024 performance.

Name	Title/Business Unit	Annual Base Salary	Incentive Cash Bonus	Time-Vested Equity Award	Performance- Based Equity Award	Total Direct Compensation
Juan C. Andrade	Former President & CEO	$1,250,000	$0	$0	$0	$1,250,000
Mark Kociancic	Executive Vice President and Chief Financial Officer	$900,000	$903,300	$1,000,000	$1,000,000	$3,803,300
Jim Williamson	Executive Vice President and Chief Operating Officer	$900,000	$903,300	$1,325,000	$1,325,000	$4,453,300
Mike Karmilowicz	Former Executive Vice President and Chairman, Everest Global Insurance	$800,000	$1,120,000	$0	$0	$1,920,000
Ricardo Anzaldua	Executive Vice President and General Counsel	$680,000	$682,493	$544,000	$544,000	$2,450,493
Given the departures of Messrs. Andrade and Karmilowicz, neither of them received 2025 equity awards. The performance-based equity awards granted to the other NEOs in 2025 differ from the PSUs granted in prior years in the following ways:
•dividend equivalents will be accrued and paid in proportion to the number of PSUs that actually vest;
•PSU vesting will be based on the level of achievement of two equally weighted financial performance measures:
Adjusted Net Operating Income ROE and relative change in TSR as compared to a peer group; and
•the maximum payout multiplier percentage for PSUs will increase from 175% to 200%.
Additionally, beginning in 2025, Named Executive Officers’ long-term incentive compensation is 50% in the form of PSUs that could only be earned upon the satisfaction of specific Company financial performance metrics over a 3-year period and 50% restricted stock.
Incentive Cash Bonus
At its February 2024 meeting, the Compensation Committee selected Messrs. Andrade, Kociancic, Williamson,
Karmilowicz and Anzaldua to participate in the Executive Incentive Plan for fiscal year 2024. Under the Executive
Incentive Plan, total bonus determination for a participant is arrived at by application of two independent components:
(1) Company financial performance criteria and (2) individual performance criteria. For bonus calculation purposes, these components are weighted 60% Company financial performance criteria and 40% individual performance criteria.
For 2024, the Compensation Committee adopted the 2024 Adjusted Net Operating Income ROE (as defined above) as the target financial performance metric. After conducting shareholder outreach and considering whether to include multiple financial metrics to measure performance, the Compensation Committee concluded that for (re)insurance companies such as Everest, whose ultimate success in value creation derives from disciplined underwriting, prudent risk management and careful exposure analysis in maximizing capital efficiency, Adjusted Net Operating Income ROE is the key performance indicator that ties each of these value components together. Adjusted Net Operating Income ROE provides a holistic measurement of operating performance because it encompasses the results of key individual performance indicators including growth strategy, revenue, loss ratio, expense management and combined ratio.
Further, it removes any short-term incentive for management to maximize any one particular metric in a given year.
2025 Proxy Statement   61
The Company’s Compensation Philosophy and Objectives
In setting Adjusted Net Operating Income ROE as the financial performance criterion for non-equity incentive compensation, the Compensation Committee determined that the targets were fair yet demanding in consideration of:
•the 2024 operating plan,
•the average operating return on equity achieved over several market cycles,
•the average operating return on equity among the companies in the selected peer group and
•the fact that the Company operates in an increasingly competitive and challenging market cycle.
In measuring the NEOs’ performance against the target operating plan ROE, the Compensation Committee calculates an
Adjusted Net Operating Income ROE. For purposes of this calculation, the Compensation Committee employs a formulaic adjustment to Net Operating Income ROE to more accurately reflect a normalized catastrophe risk management measure over time and evaluate the executive team’s risk mitigation strategies. The formula adjusts Net
Operating Income ROE by treating catastrophe losses as the sum of (1) 40% of anticipated catastrophe losses in the annual operating plan for the current fiscal year and (2) 60% of actual catastrophe losses for the current fiscal year. Our annual operating plan assumes a “normalized” level of natural catastrophe losses as derived from a 10,000-year simulation of potential modeled events, updated to quantify the growing impact of human activity on climate risk and the increased exposure factors associated with expected increased loss severity and frequency from extreme climate events.
Such a “normalized” catastrophe loss level translates to a Net Operating Income ROE that can range widely from a low-
single-digit to mid-teens percentage return for a given year based on competitive market factors such as interest rate changes, business mix, market capacity and the impact of alternative capital. Utilizing an adjusted catastrophe loss load in any one year will reflect, over the long term, the performance of the portfolio relative to expected performance and does not overly benefit compensation during benign years of catastrophe activity nor unduly penalize compensation during years of intense activity. This method takes account of the inherent volatility of catastrophe events from year to year and balances it against the normalizing effect of using an average annualized expected incidence of catastrophes over the long term. Consequently, over the long-term, the calculation of incentive compensation will reflect the actual performance of the portfolio relative to its expected performance.
Mr. Andrade’s Annual Cash Incentive Goals and Compensation
Mr. Andrade served as the Company’s President and CEO in 2024, with a base salary of $1,250,000. For fiscal year 2024, the Compensation Committee established financial and individual performance-based criteria for purposes of establishing the bonus award amount for Mr. Andrade under the Executive Incentive Plan.
Financial Performance Goal

Performance Level	Financial Performance Measure (Adjusted Net Operating Income ROE)	Potential Maximum Bonus
Maximum	>=25.0%	$3.5 million
Target	17.0%	220% of Base Salary
Threshold	8.0%	50% of Base Salary
Below Threshold	<8.0%	Zero
Given Mr. Andrade’s resignation from Everest, effective January 5, 2025, he did not receive a bonus payment for 2024 under the Executive Incentive Plan.
62   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Other Named Executive Officers’ Annual Cash Incentive Goals and Compensation
For fiscal year 2024, the Compensation Committee established the following separate financial and individual performance-based criteria under the Executive Incentive Plan for purposes of establishing the incentive cash bonus award amounts for Messrs. Kociancic, Williamson and Anzaldua.  Mr. Karmilowicz resigned for Good Reason (as defined in his Amended and Restated Employment Agreement entered into in March 2024) and received a target level bonus for
2024.

	Bonus Targets for Each NEO
	Mark Kociancic	Jim Williamson	Ricardo Anzaldua
Maximum (200% of Base Salary)	$1,800,000	$1,800,000	$1,360,000
Target (140% of Base Salary)	$1,260,000	$1,260,000	$952,000
The Compensation Committee considers 60% of each NEO’s bonus to be independently determined based on the tiered Company Adjusted Net Operating Income ROE measures shown below.

Performance Level	Financial Performance Measure (Plan Operating ROE)	Potential Bonus for Each NEO (Financial Performance Based Component)
			Mark Kociancic	Jim Williamson	Ricardo Anzaldua
Maximum	>=25.0%	60% of 200% of Base Salary	$1,080,000	$1,080,000	$816,000
Target	17.0%	60% of 140% of Base Salary	$756,000	$756,000	$571,200
Threshold	8.0%	60% of 25% of Base Salary	$135,000	$135,000	$102,000
Below Threshold	<8.0%	Zero	$0	$0	$0
After comparing the Company’s fiscal year 2024 results to the performance measures established, the Compensation
Committee concluded, based on the actual Adjusted Net Operating Income ROE of 8.7%, that the resulting cash bonus for the financial performance based component for Messrs. Kociancic, Williamson and Anzaldua was as follows:

			Mark Kociancic	Jim Williamson	Ricardo Anzaldua
Financial Performance Measure (ROE)	2024 Plan Operating ROE (Target)	2024 Adjusted Operating ROE	Resulting Bonus (Financial Performance Based Component)
60.0%	17.0%	8.7%	$183,300	$183,300	$138,493
The Compensation Committee separately considered the 40% portion of the NEOs’ bonus based on individual performance:

Individual Performance Measure	Mark Kociancic	Jim Williamson	Ricardo Anzaldua
40% of 200% of Base Salary (Maximum)	$720,000	$720,000	$544,000
40% of 140% of Base Salary (Target)	$504,000	$504,000	$380,800
As further described below, given their strong individual performance in 2024, Messrs. Kociancic, Williamson and
Anzaldua were awarded the maximum amount for the individual performance component of the annual bonus.
2025 Proxy Statement   63
The Company’s Compensation Philosophy and Objectives
The total resulting cash bonus payments for fiscal year 2024 approved by the Compensation Committee, were as follows:

			Mark Kociancic	Jim Williamson	Ricardo Anzaldua
Performance Measure	2024 Plan Operating ROE (Target)	2024 Adjusted Operating ROE	Resulting Bonus Payment
Adjusted Operating ROE	17.0%	8.7%	$183,300	$183,300	$138,493
Individual Performance			$720,000	$720,000	$544,000
Total Actual Bonus			$903,300	$903,300	$682,493
64   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Mr. Kociancic’s Compensation
A key member of the Company’s executive team, Mr. Kociancic served as the Company’s Executive Vice President and
Group Chief Financial Officer with a base salary of $900,000 and received 2024 restricted share awards valued at
$1,370,171 and a 2024 PSU award target valued at $675,108. In awarding Mr. Kociancic a cash bonus of $903,300, the
Compensation Committee recognized Mr. Kociancic’s leadership in managing the financial functions of the Company, including managing the balance sheet, liquidity and capital position during a rapid period of growth, implementing a global accounting system, driving strategic investment decisions in a dynamic interest rate environment, managing a comprehensive loss reserving strategy, managing investor relations during the on-boarding of a new CEO and advancing expense management initiatives.
Mr. Williamson’s Compensation
A key member of the Company’s executive team, Mr. Williamson served as the Company’s Group Chief Operating
Officer in 2024 with a base salary of $900,000, restricted share awards valued at $1,340,240 and a 2024 PSU award target valued at $660,328. In awarding Mr. Williamson a 7% year over year base salary increase and a cash bonus of
$903,300, the Compensation Committee recognized Mr. Williamson’s leadership in 2024 serving as Group Chief
Operating Officer and simultaneously as Head of both the Everest Reinsurance and Insurance Divisions. Under Mr.
Williamson’s leadership, the Reinsurance business grew gross written premiums and attritional loss ratios improved in
2024. Additionally, in the Insurance business, the global expansion continued and gross written premiums grew on a constant dollar basis year over year.
Effective January 5, 2025, Mr. Williamson was appointed Acting CEO of Everest. As previously disclosed on a Current
Report on Form 8-K filed with the SEC on January 14, 2025, in recognition of his new responsibilities, Mr. Williamson began receiving an additional $25,000 per month stipend for the period during which he serves as Acting CEO. On
January 22, 2025, Mr. Williamson was appointed President and Chief Executive Officer. As disclosed on a Current Report on Form 8-K/A filed with the SEC on March 28, 2025, pursuant to the terms of his Employment Agreement dated March
27, 2025, Mr. Williamson began receiving an annual base salary of $1,250,000, his annual non-equity bonus target percentage changed to 200% of his new base salary and his target value for equity compensation changed to 420% of his base salary.
Mr. Anzaldua’s Compensation
A key member of the Company’s executive team, Mr. Anzaldua served as the Company’s Executive Vice President and
General Counsel with a base salary of $680,000, restricted share awards valued at $777,095 and a 2024 PSU award target valued at $383,190. In awarding Mr. Anzaldua a cash bonus of $682,493, the Compensation Committee recognized Mr. Anzaldua’s leadership in managing the legal function of the Company, including overseeing the build-
out of the corporate compliance function, creation of processes and protocols for documenting disclosures, systematizing document management for the legal function, enhancement of corporate governance and procedures to mitigate risk, building out the legal team with top talent and a legal support structure for the expanding international businesses, overseeing legal support of the sale of the US sports and leisure insurance business and managing numerous critical legal matters.
Mr. Karmilowicz’s Compensation
Mr. Karmilowicz served as the Company’s Executive Vice President and Chairman, Everest Global Insurance in 2024 with a base salary of $800,000 and restricted share awards valued at $938,205 and 2024 PSU award target valued at
$462,266. Pursuant to the terms of his Amended and Restated Employment Agreement, Mr. Karmilowicz received a
2024 cash bonus of $1,120,000.
Mr. Karmilowicz resigned from the Company for Good Reason (as defined in his Amended and Restated Employment
Agreement), and his employment terminated effective March 1, 2025. In connection with his resignation from the
Company, Mr. Karmilowicz received the compensation outlined below in the section “Employment, Change of Control and Other Agreements - Mike Karmilowicz.”
Other Forms of Compensation
Apart from the salary, bonus and long-term compensation components discussed above, all employees including executive officers receive other forms of compensation from the Company, including Company-paid term life insurance, partially subsidized medical and dental plan, Company-paid disability insurance and participation in a Company-
sponsored 401(k) employee savings plan. Certain executives also participate in a Supplemental Savings Plan.
Clawback Policy
The Company has a Clawback Policy covering current and former employees, including NEOs and other Section 16 officers. The Clawback Policy was updated, effective December 1, 2023, to comply with SEC rules and NYSE listing standards. The new rules and standards mandate recoupment of incentive-based compensation from the Company’s
2025 Proxy Statement   65
The Company’s Compensation Philosophy and Objectives
current and former Section 16 officers in the event that the Company issues a restatement of its financial statements, to the extent such incentive-based compensation received by the Section 16 officer exceeds the amount that would have been received by that individual based on the restated financial statements. Additionally, the Clawback Policy provides for forfeiture and repayment of any incentive-based compensation (including vested and unvested equity awards) granted or paid to any individual during the period in which he or she engaged in material willful misconduct, including but not limited to fraudulent misconduct, in which case the Clawback Policy also requires the repayment and termination of any payments and benefits provided to such individual pursuant to any severance or similar agreement.
A copy of the Clawback Policy was included as Exhibit 97.1 to our Annual Report on Form 10-K for the year ending on
December 31, 2024.
Anti-Hedging Policy
The Company’s Ethics Guidelines and Insider Trading Policy prohibit our executive officers, directors and other employees from trading in options in the Company’s shares. Prohibited options include trading in “put” and “call”
options on Company stock or other securities and options awarded under the 2020 Stock Incentive Plan or any expired stock incentive plan (but does not exclude the exercise of any compensation-related options granted under the 2020
Stock Incentive Plan or another plan). Further, the Company’s anti-hedging policy prohibits its officers, directors and other employees from engaging in transactions geared toward “shorting” the Company’s stock or trading in straddles, equity swaps or other derivative securities that are directly linked to the Company’s common shares. The foregoing anti-
hedging policy is part of the Company’s “Inside Information and Restrictions on Trading” section of the Company’s Ethics
Guidelines, which provides a series of restrictions applicable to all transactions in Company stock and other classes of securities by certain individuals, including directors, officers and employees of the Company (as well as to others living in the same household as such individuals).
Stock Ownership and Retention Guidelines
The Board has adopted stock ownership and retention guidelines for all senior officers with the title of Executive Vice
President or above (including each of our NEOs), in order to further align the personal interests of these executives with those of our shareholders. Ownership guidelines require each covered executive to own shares of Company stock with a value equal to, for the Chief Executive Officer, six (6) times base salary and for each other covered executive, three (3)
times base salary, calculated annually. In general, ownership and retention requirements may be satisfied by all shares owned (however acquired), unvested restricted share awards granted under the 2020 Stock Incentive Plan (or other stock incentive plan) and PSUs awards that have been earned or “banked” during the performance period but not yet paid out. Unearned PSUs are not counted for purposes of the ownership and retention requirements. Any covered executive who does not meet the stock ownership guidelines must hold at least 50% of the “net shares” received (after reduction for payment of any exercise price and/or taxes) upon the exercise of stock options, payout of performance shares or PSUs or vesting of time-based restricted shares until the ownership guidelines are met. Because covered executives must hold at least 50% of the net shares received from any exercise of stock options, payout of performance shares or vesting of time-based restricted stock until they achieve the specified guidelines, there is no minimum time period required to achieve the guidelines. In addition, any covered executive who does not meet the stock ownership guidelines must also refrain from selling any owned shares until the guidelines are met. For 2024, each NEO that had served with the Company for more than two years was in compliance with stock ownership guidelines.
Perquisites and Other Benefits
When deemed appropriate, the Company provides Named Executive Officers with perquisites and other personal benefits that are reasonable and consistent with the overall compensation plan and the philosophy of attracting and retaining key employees. The Compensation Committee periodically reviews these awards of perquisites and other benefits.
Tax and Accounting Implications
Section 162(m) of the U.S. Internal Revenue Code (the “Code”) limits the deductibility of annual compensation in excess of $1 million paid to “covered employees” of the Company with some limited exceptions for compensation paid pursuant to certain arrangements in place on November 2, 2017. For 2018 and thereafter, our covered employees will generally include anyone who (i) was the CEO or chief financial officer at any time during the year, (ii) was one of the other Named Executive Officers or (iii) was a covered employee for any year after 2016.
As with prior years, although the Compensation Committee will consider deductibility under Section 162(m) of expenses incurred in compensating executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. The Compensation Committee considers many factors when designing its compensation arrangements, in addition to the deductibility of the compensation, and maintains the flexibility to grant awards or pay compensation amounts that are non-deductible if they believe it is in the best interest of our Company and our shareholders to do so.
66   2025 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Compensation Risk Management
In line with the Company’s requirements to manage risks associated with the Company’s compensation programs, our
Compensation Committee seeks to ensure that our executive compensation program does not encourage inappropriate risk taking by our executives.
Role of the Compensation Consultant
The Compensation Committee has sole discretion to retain or obtain the advice of a compensation consultant, independent legal counsel or other advisor (“Advisor”) to provide independent advice to the Compensation Committee.
Mercer (US) Inc. (“Mercer”) served as the Compensation Committee’s Advisor for part of 2024. Subsequently, the
Committee retained Meridian Compensation Partners (“Meridian”) as its consultant.
The Advisors were engaged to offer views on:
•Evaluation of Executive Compensation Programs
•Selection of peer groups
•Compensation best practices
•Benchmarking data
•Director Compensation
•Report on trends and developments in executive compensation
The Compensation Committee reviews the independence of the Advisors annually in accordance with the six independence factors listed in the NYSE rules to understand the nature and scope of the Advisor’s relationships with
Everest’s Board and its executive officers. Based on that review, the Compensation Committee has determined that
Mercer and Meridian are independent, and work conducted in 2024 did not raise any conflicts of interest.
The foregoing provides a general overview of the Company’s philosophy on executive compensation. The tables contained in the subsequent sections attribute specific dollar values to the various aspects of executive compensation previously discussed.
2025 Proxy Statement   67
Compensation of Executive Officers
COMPENSATION OF EXECUTIVE OFFICERS
The following table sets forth compensation paid or accrued to the Company’s Chief Executive Officer, Executive Vice
President and Chief Financial Officer and each of our three other most highly paid executive officers who served during fiscal year 2024 (collectively, the NEOs). The principal position listed under the name of each executive officer is as of
December 31, 2024.
2024 Summary Compensation Table

				Stock Awards			Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards(1)	Performance Share Unit Awards(2)	Non-Equity Incentive Plan Compensation		All Other Compensation	Total
Juan C. Andrade Former President & CEO
	2024	$1,250,000		$3,000,113	$3,000,113	$0	$—	$689,079	$7,939,305
	2023	$1,250,000		$2,376,523	$2,376,523	$3,250,000		$656,485	$9,909,531
	2022	$1,250,000		$2,125,822	$2,125,822	$2,900,000		$704,555	$9,106,199
Mark Kociancic Executive Vice President and Chief Financial Officer
	2024	$900,000		$1,370,171	$675,108	$903,300	$—	$387,666	$4,236,245
	2023	$894,231		$1,181,570	$510,484	$1,556,200		$374,403	$4,516,888
	2022	$875,000		$1,059,896	$529,194	$1,273,900		$376,631	$4,114,621
Jim Williamson Executive Vice President and Chief Operating Officer
	2024	$886,154		$1,340,240	$660,328	$903,300	$—	$308,832	$4,098,854
	2023	$830,770		$940,667	$420,624	$1,452,500		$252,760	$3,897,321
	2022	$801,923		$851,836	$425,164	$1,167,000		$284,018	$3,529,941
Mike Karmilowicz Former Executive Vice President and Chairman, Everest Global Insurance
	2024	$800,000		$938,205	$462,266	$1,120,000	$—	$275,549	$3,596,020
	2023	$794,231		$875,662	$401,504	$1,145,000		$246,323	$3,462,720
	2022	$749,154		$809,621	$404,057	$1,070,750		$234,808	$3,268,390
Ricardo Anzaldua Executive Vice President and General Counsel
	2024	$680,000		$777,095	$383,190	$682,493	$—	$240,006	$2,762,784
(1)  Amounts shown are the aggregate grant date fair value for restricted awards granted computed in accordance with FASB ASC Topic 718. Restricted share awards granted prior to 2024 vest at the rate of 20% annually over a five-year period. Restricted shares granted in 2024 vest at the rate of 33.333%
per year over three years, and otherwise using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the
Company’s Annual Report on Form 10-K for the year-ended December 31, 2024. Restricted shares are granted on the day that they are awarded by the
Compensation Committee and valued as of the grant date. The Company determines fair market value by averaging the high and low market price on the grant date.
(2)Amounts shown are the aggregate grant date fair value for performance share unit awards granted computed in accordance with FASB ASC Topic 718, at the target achievement percentage (100%), and otherwise using the methods and assumptions presented in Note 14 to the Consolidated Financial
Statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2024. The performance achievement factor can range between 0% and 175% of the target grant. If the participants were to have achieved the maximum performance achievement factor, the value of the performance share unit grants would have been as follows: Mr. Andrade, $5,250,197; Mr. Kociancic, $1,181,440; Mr. Williamson, $1,155,574; Mr.
Karmilowicz, $808,966; and Mr. Anzaldua, $670,582
(3)None of the named executive officers participated in the qualified and supplemental pension plans, and accordingly there are no values. Earnings on the
Supplemental Savings Plan are not included as they are invested in the same investment offerings as the qualified savings plan and are not preferential.
68   2025 Proxy Statement
Compensation of Executive Officers
For the Named Executive Officers, the 2024 amounts in the All Other Compensation column include:

	Andrade	Kociancic	Williamson	Karmilowicz	Anzaldua
Life insurance premiums	$1,188	$1,188	$1,188	$1,188	$772
Employer Matching Contributions (Qualified and Non-qualified)	$37,500	$27,000	$26,585	$24,000	$20,400
Dividends on Restricted Shares	$214,474	$133,650	$80,245	$57,319	$16,298
Employer Discretionary Contribution (Qualified and Non-qualified)(1)	$360,000	$172,280	$163,060	$155,600	$107,200
Umbrella insurance premiums	$580	$580	$580	$580	$580
Travel Allowance	$—	$—	$—	$—	$60,421
Car Allowance	$12,000	$12,000	$12,000	$—	$—
Executive Physical	$5,000	$5,000	$—	$5,000	$5,000
Executive Long-Term Disability	$58,336	$35,967	$25,174	$31,861	$29,335
Total:	$689,079	$387,666	$308,832	$275,549	$240,006
(1)Messrs. Andrade, Kociancic, Williamson, Karmilowicz and Anzaldua did not participate in the Retirement Plan or Supplemental Retirement Plan and
instead received an additional qualified plan contribution pursuant to the revision of the Company’s Savings Plan.  They also received a non-qualified plan contribution.
Grants of Plan-Based Awards
The following table sets forth certain information concerning equity and cash awards granted under the Company’s
Stock Incentive Plan and the Executive Performance Annual Incentive Plan during 2024 to the Named Executive Officers.
2024 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			Restricted Stock Awards Number of Shares(2)	Grant Date Fair Value of Stock Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target(4)	Maximum(5)		Restricted Stock Awards(3)	PSU Awards(6)
Juan C. Andrade	2/28/2024				2,030	8,119	14,208	8,119	$3,000,113	$3,000,113
	—	$625,000	$2,750,000	$3,500,000
Mark Kociancic	2/28/2024				457	1,827	3,197	3,708	$1,370,171	$675,108
	—	$225,000	$1,260,000	$1,800,000
Jim Williamson	2/28/2024				447	1,787	3,127	3,627	$1,340,240	$660,328
	—	$225,000	$1,260,000	$1,800,000
Mike Karmilowicz	2/28/2024				313	1,251	2,189	2,539	$938,205	$462,266
	—	$200,000	$1,120,000	$1,600,000
Ricardo Anzaldua	2/28/2024				260	1,037	1,815	2,103	$777,095	$383,190
	—	$170,000	$952,000	$1,360,000
(1)Potential awards to be made pursuant to the Executive Performance Annual Incentive Plan. The actual award is shown in the “Non-Equity Incentive Plan
Compensation” column of the Summary Compensation Plan table.
(2)This column shows the number of restricted shares granted in 2024 to the Named Executive Officers pursuant to the 2020 Stock Incentive Plan for grants made on February 28, 2024. Restricted shares granted in 2024 vest at the rate of 33 1/3% per year over three years. During the restricted period, quarterly dividends are paid to the Named Executive Officer.
(3)The grant date fair value of each equity award shown is calculated in accordance with FASB ASC Topic 718 using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2024.
(4)This column shows the number of performance share units outstanding at December 31, 2024 for each Named Executive Officers pursuant to the 2020
Stock Incentive Plan, assuming achievement at the target level (100%). Performance share units vest 100% after three years.
(5)This column shows the number of performance share units outstanding at December 31, 2024 for each Named Executive Officers pursuant to the 2020
Stock Incentive Plan, assuming achievement at the maximum level (175%). Performance share units vest 100% after three years.
(6)The grant date fair value of each equity award shown is calculated in accordance with FASB ASC Topic 718 using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2024.
2025 Proxy Statement   69
Compensation of Executive Officers
Outstanding Equity Awards at Fiscal Year-End 2024

	Stock Awards(1)
	Restricted Stock Awards		PSU Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Juan C. Andrade	21,979	$7,966,508	16,097	$5,834,337
Mark Kociancic	14,129	$5,121,197	3,568	$1,293,348
Jim Williamson	9,544	$3,459,318	3,309	$1,199,471
Mike Karmilowicz	7,396	$2,680,754	2,562	$928,623
Ricardo Anzaldua	2,103	$762,253	1,362	$493,489
(1)Restricted share awards granted prior to 2024 vest at the rate of 20% annually over a five-year period. Restricted shares granted in 2024 vest at the rate of
331/3% annually over a three-year period. Please refer to the CD&A for more details on the PSU vesting dates and terms. Grant dates for the restricted shares are as shown in the table that follows.
(2)Determined by multiplying the NYSE December 31, 2024 closing price of $362.46 by the number of outstanding restricted share awards or by the number of both unvalued and unvested performance share unit awards (determined assuming the maximum level of performance).

Grant Date	2/26/2020	11/18/2020	2/23/2021	2/23/2022	2/23/2023	2/28/2024
Juan C. Andrade
Restricted Share Awards	1,354	0	3,304	4,230	4,972	8,119
PSU Awards				7,050	6,215	8,119
Mark Kociancic
Restricted Share Awards		4,200	1,640	2,109	2,472	3,708
PSU Awards				1,755	1,335	1,827
Jim Williamson
Restricted Share Awards		1,092	1,162	1,695	1,968	3,627
PSU Awards				1,410	1,100	1,787
Mike Karmilowicz
Restricted Share Awards	312		1,102	1,611	1,832	2,539
PSU Awards				1,340	1,050	1,251
Ricardo Anzaldua
Restricted Share Awards						2,103
PSU Awards						1,037
Stock Option Exercises and Shares Vested
The following table sets forth certain information concerning the number and value of vested shares at the end of 2024 held by the Named Executive Officers. The Named Executive Officers do not hold any outstanding stock options.

	Share Awards (PSUs )		Share Awards (Restricted Stock)
Name	Number of Shares Acquired at Settlement	Value Realized at Settlement(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Juan C. Andrade	9,252	$3,577,242	13,335	$5,085,494
Mark Kociancic	2,293	$886,578	6,341	$2,347,531
Jim Williamson	1,609	$622,112	2,730	$1,010,961
Mike Karmilowicz	1,521	$588,087	2,217	$819,480
Ricardo Anzaldua	0	$—	0	$—
(1)Amount reflects the aggregate market share value on the day of settlement of the performance share unit award.
(2)Amount reflects the aggregate market share value on the day that the restricted shares vest.
70   2025 Proxy Statement
Compensation of Executive Officers
2024 Non-Qualified Deferred Compensation Table
The 2024 Non-qualified Deferred Compensation Table shows information about the Supplemental Savings
Plan(1) and Deferred Bonus and Salary Contribution Plan.

Name	Executive Contributions in Last Fiscal Year(2)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawal/ Distributions	Aggregate Balance at Last Fiscal Year-End(3)
Juan C. Andrade
Everest Re Supplemental Savings Plan	$27,150	$359,550	$85,435		$1,861,775
Non-qualified deferred bonus and salary contribution plan	$—	$—	$—	$—	$—
Mark Kociancic
Everest Re Supplemental Savings Plan	$16,650	$164,780	$152,637	$—	$861,399
Non-qualified deferred bonus and salary contribution plan	$90,000	$—	$474,040	$—	$564,040
Jim Williamson
Everest Re Supplemental Savings Plan	$16,235	$155,791	$118,136	$—	$685,033
Non-qualified deferred bonus and salary contribution plan	$343,669	$—	$825,354	$—	$1,169,023
Mike Karmilowicz
Everest Re Supplemental Savings Plan	$13,650	$141,650	$58,085	$—	$695,058
Non-qualified deferred bonus and salary contribution plan	$—	$—	$—	$—	$—
Ricardo Anzaldua
Everest Re Supplemental Savings Plan	$10,050	$89,650	$3,026	$—	$109,625
Non-qualified deferred bonus and salary contribution plan	$—	$—	$—	$—	$—
(1)The Supplemental Savings Plan has the same investment elections as the Company’s 401(k) plan and is designed to allow each participant to contribute a percentage of his or her base salary and receive a company match beyond the contribution limits prescribed by the Code with regard to 401(k) plans.
When the annual IRS 401(a) (17) compensation maximum is reached under the qualified savings plan, eligible employees may contribute to the
Supplemental Savings Plan which allows for up to a 3% employee contribution and a 3% company match plus an additional discretionary contribution by the Company. Withdrawal is permitted only upon cessation of employment.
(2)All of the amounts reported in this column are included in the 2024 Summary Compensation Table, as applicable.
(3)The amounts reported in this column represent the aggregate balances from the Everest Re Supplemental Savings Plan.
2025 Proxy Statement   71
Pay Versus Performance Disclosure
PAY VERSUS PERFORMANCE DISCLOSURE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information regarding the relationship between compensation actually paid to our Named Executive Officers and the Company’s financial performance.
Pay Versus Performance Table
The table below reflects information on compensation both as reported in the Summary Compensation Table (“SCT
Total Pay”) and as “compensation actually paid” (or “CAP”) for the applicable fiscal year for our principal executive officer
(“PEO”) and for all of our other named executive officers (“Non-PEO NEOs”) (as an average for such year for the Non-PEO
NEOs), accompanied by TSR and Net Income metrics, as well as Adjusted Operating ROE (the Company-selected measure). Adjusted Operating ROE (also referred to in this Proxy Statement as Adjusted Net Operating Income ROE) was
selected as the most relevant and important measure in the relationship of compensation actually paid to NEOs relative to 2024 Company performance. Adjusted Operating ROE is a relevant measure in our short-term and long-term incentive plans for our NEOs.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment(3) Based on:		Net Income ($ Millions)	Adjusted Operating ROE (%)(6)

					Total Shareholder Return ($)(4)	Peer Group Total Shareholder Return ($)(5)
2024	$7,939,305	$9,092,751	$3,673,476	$3,850,216	$146.54	$227.67	$1,373	8.7%
2023	$9,909,531	$11,044,080	$3,126,187	$3,394,495	$140.12	$168.05	$2,517	18.2%
2022	$9,106,199	$12,022,512	$3,275,300	$4,098,150	$128.89	$151.65	$597	11.9%
2021	$8,866,126	$10,939,500	$3,185,203	$3,763,485	$104.19	$127.58	$1,379	14.3%
2020	$8,063,212	$5,604,559	$3,209,042	$2,323,534	$86.94	$106.96	$514	8.0%
(1)Juan C. Andrade served as the Principal Executive Officer (“PEO”) of Everest for all applicable years in this table.
(2)The non-PEO NEOs include: (a) for 2020, John Doucette, Craig Howie, Mark Kociancic, Sanjoy Mukherjee and Jonathon Zaffino; (b) for 2021, John
Doucette, Mike Karmilowicz, Mark Kociancic, Sanjoy Mukherjee and Jim Williamson; (c) for 2022, Mike Karmilowicz, Mark Kociancic, Sanjoy Mukherjee
and Jim Williamson; (d) for 2023, Mike Karmilowicz, Mark Kociancic, Sanjoy Mukherjee, Gail Van Beveren and Jim Williamson; and (e) for 2024, Mike
Karmilowicz, Mark Kociancic, Jim Williamson and Ricardo Anzaldua.
(3)Assumes $100 invested on 12/31/2019 in Everest Common Shares, including reinvestment of dividends.
(4)For purposes of this Pay Versus Performance table, “Total Shareholder Return” is defined as the change in the total dollar value of a given security or entire portfolio of securities, over a given period, assuming $100 dollars of initial investment.  Total returns reflect changes in stock price as well as all distributions or dividends paid to shareholders.  TSR in all other sections of this Proxy Statement is defined as annual growth in Book Value Per Share
(excluding Unrealized Gains and Losses on Fixed Maturity investments) plus Dividends Per Share.
(5)The S&P Insurance (Property and Casualty) is used as Everest’s peer group for purposes of this pay versus performance table.
(6)Adjusted Net Operating Income ROE for 2023 and 2024 adjusts actual operating ROE by treating catastrophe losses as the sum of (1) 40% of anticipated catastrophe losses in the annual operating plan for the current fiscal year and (2) 60% of actual catastrophe losses for the current fiscal year. For 2021 and
2022, the ratio for determining Adjusted Operating ROE was 50% anticipated catastrophe losses in the operating plan and 50% actual catastrophe losses for the respective fiscal years.
72   2025 Proxy Statement
Pay Versus Performance Disclosure
The following table details the adjustment to the SCT Total Pay for our PEO to determine the CAP as computed in accordance with Item 402(v) of SEC Regulation S-K (17 C.F.R. § 229.402(v), or “Item 402(v)”). Amounts do not reflect actual compensation earned by or paid to our NEOs during the applicable year. The PEO did not participate in any defined benefit pension plan.
PEO SCT Total Pay to CAP Reconciliation

Fiscal year	2020	2021	2022	2023	2024
SCT Total	$8,063,212	$8,866,126	$9,106,199	$9,909,531	$7,939,305
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(3,752,544)	$(4,001,805)	$(4,251,644)	$(4,753,046)	$(6,000,225)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$3,169,579	$4,525,158	$4,670,907	$4,394,999	$5,885,625
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years(1)	$(1,312,596)	$1,402,574	$2,354,332	$809,630	$240,870
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(2)	$(563,092)	$147,447	$142,718	$682,966	$1,027,176
Compensation Actually Paid	$5,604,559	$10,939,500	$12,022,512	$11,044,080	$9,092,751
The following table details the adjustment to the SCT Total Pay as the average for our other NEOs to determine
“compensation actually paid” as computed in accordance with Item 402(v) for the other NEOs. Amounts do not reflect actual compensation earned by or paid to our NEOs during the applicable year.
NEO Average SCT Total Pay to CAP Reconciliation

Fiscal year	2020	2021(5)	2022	2023	2024
Average SCT Total	$3,209,042	$3,185,203	$3,275,300	$3,126,187	$3,673,476
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(1,799,573)	$(1,164,932)	$(1,276,247)	$(1,203,366)	$(1,651,651)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$1,455,572	$1,317,281	$1,402,100	$1,112,716	$1,620,106
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years(3)	$(236,502)	$362,214	$563,880	$205,511	$64,791
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(4)	$(95,518)	$49,873	$114,067	$168,181	$143,494
– Change in Actuarial Present Value of Accumulated Benefit Under Defined Benefit Pension Plan	$(235,821)	$(16,202)	N/A6	$(29,575)	$—
+ Service cost and prior service cost	$26,334	$30,048	$19,050	$14,841	$—
Average Compensation Actually Paid	$2,323,534	$3,763,485	$4,098,150	$3,394,495	$3,850,216
(1)Difference between Fair Value from End of Prior Year to End of Current Year
(2)Difference between Fair Value from End of Prior Year to Vesting Date
(3)Difference between Fair Value from End of Prior Year to End of Current Year
(4)Difference between Fair Value from End of Prior Year to Vesting Date
(5) In 2021, the change in actuarial present value was $(11,030) for John Doucette and $81,008 for Sanjoy Mukherjee. Under Item 402(v), the change in actuarial present value is deducted only if the value is positive. Thus, only Mr. Mukherjee’s value was incorporated into the calculation.
(6)The change in actuarial present value for Mr. Mukherjee was $(600,167) in 2022. Under Item 402(v), the change in actuarial present value is deducted only if the value is positive. Thus, this value was not incorporated into the calculation.
2025 Proxy Statement   73
Pay Versus Performance Disclosure
Relationship Between Compensation Actually Paid and Financial
Performance Measures
The following graphs further demonstrate the relationship between the compensation actually paid (as defined in Item
402(v)) and performance measures that are included in the preceding pay versus performance tabular disclosure.

Comparison of 5 Year Cumulative TSR
Everest Group, Ltd. versus S&P Property & Casualty Insurance
Everest Group, Ltd
S&P Property & Casualty Insurance
Cumulative TSR ($)
250
200
150
100
50
12/19
12/20
12/21
12/22
12/23
12/24
$100
$106.96
$86.94
$127.58
$104.19
$151.65
$128.89
$168.05
$140.12
$227.67
$146.54

74   2025 Proxy Statement
Pay Versus Performance Disclosure

PEO/NEO Comparison of Compensation Actually Paid (“CAP”) against Net Income

14,000,000.00
12,000,000.00
10,000,000.00
8,000,000.00
6,000,000.00
4,000,000.00
2,000,000.00
-
CAP ($)
2.40
2.00
1.60
1.20
0.80
0.40
-
Net Income ($ Billions)
$0.51
$1.38
$0.60
$2.52
$1.37
2020
2021
2022
2023
2024
CAP - PEO
Average CAP - NEOs
Net Income

2025 Proxy Statement   75
Pay Versus Performance Disclosure

PEO/NEO Comparison of Compensation Actually Paid ("CAP") against Adjusted Operating ROE

14,000,000.00
12,000,000.00
10,000,000.00
8,000,000.00
6,000,000.00
4,000,000.00
2,000,000.00
-
CAP ($)
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Adjusted Operating ROE(%)
8.0%
14.3%
11.9%
18.2%
8.7%
2020
2021
2022
2023
2024
CAP - PEO
Average CAP - NEOs
Adjusted Operating ROE

(1) TSR is defined as annual growth in Book Value Per Share (excluding Unrealized Gains and Losses on Fixed Maturity investments) plus dividends
Per Share.
76   2025 Proxy Statement
Pay Versus Performance Disclosure
Tabular Disclosure of the Most Important Measures Linking Compensation
Actually Paid in 2024 to Company Performance
Below is a list, not presented in order of importance, of the Company’s most important financial performance measures used to link the PEO’s and NEOs’ Item 402(v) “Compensation actually Paid” to Company performance for 2024. For further information regarding these financial performance measures and their function in our executive compensation program, please see the CD&A section above. For definitions and available reconciliations of Non-GAAP measures used below, please see Appendix A.
Adjusted Operating ROE
Combined Ratio
TSR(1)
Gross Written Premium Annual Growth Rate
2025 Proxy Statement   77
CEO Pay Ratio Disclosure
CEO PAY RATIO
In 2024, the Total Compensation of the median employee was $175,597 and our former CEO’s Total Compensation, as defined under SEC rules, was $7,939,305. Therefore, the ratio of the Total Compensation of our former CEO, Juan Andrade, to the Total
Compensation of our median employee was 45.21 to 1.
Methodology
•Date selected to determine employee population for purposes of identifying the median employee:
December 31, 2024.
•Median employee identified using Total Compensation, which includes base salary, bonus and stock awards
(if any), as well as any other compensation.
•Employees from all Everest locations included in calculation to identify median.
•Salaries, bonuses and stock for non-US employees converted to USD (at 12/31/2024).
•Annual salary, bonus and stock target amounts were included for mid-year hired employees who were not otherwise eligible to participate in the full 2024 annual compensation review process.
•“All Other Compensation” including insurance premiums, allowances, employer matching contributions
(qualified and non-qualified), dividends on restricted shares and employer discretionary contributions was also included in the calculation of Total Compensation.
78   2025 Proxy Statement
Employment, Change of Control and Other Agreements
EMPLOYMENT, CHANGE OF CONTROL AND OTHER
AGREEMENTS
Employment agreements have been entered into with Messrs. Andrade, Kociancic, Williamson, Karmilowicz and
Anzaldua. Employment agreements are entered into when it is determined that an employment agreement assists in obtaining assurance as to the executive’s continued employment in light of the prevailing market competition for the particular position, or where the Compensation Committee believes that an employment agreement is appropriate to attract an executive in light of market conditions and the prior experience of the executive. Employment agreements with key executive officers further provide the Company protection against the potential loss of business that could result from the departure of a key executive by including non-disclosure, non-compete and non-solicitation covenants in such agreements. The terms of the agreement take into consideration the executive’s prior background, experience, compensation, competitive conditions and negotiations with the executive. During 2024, Messrs. Andrade, Kociancic,
Williamson, Karmilowicz and Anzaldua were all participants in the CIC Plan.
Juan C. Andrade Effective August 1, 2019, the Company, Everest Global and Everest Holdings entered into an employment agreement with Mr. Andrade to serve as President and CEO of those companies. On December 17, 2021,
Everest announced the extension of Mr. Andrade’s employment agreement through the end of 2023 with automatic annual extensions thereafter. Mr. Andrade subsequently entered into an amendment to his employment agreement with
Everest Global, effective April 22, 2024. Mr. Andrade’s employment agreement, as amended, provided for annual compensation of $1,250,000 in base salary, a target incentive bonus equal to 220% of base salary and a target stock award equal to 500% of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the sections and tables below.
As noted above, Mr. Andrade left the Company effective January 5, 2025. As further described above in the
Compensation Discussion & Analysis, he did not receive a 2024 incentive bonus and forfeited unvested equity awards.
Mark Kociancic Effective September 8, 2020, Everest Global entered into an employment agreement with Mr.
Kociancic to serve as Executive Vice President and Chief Financial Officer of the Company. The agreement was automatically renewed following the agreement’s initial expiration date of October 12, 2023. Mr. Kociancic subsequently entered into an Amended and Restated employment agreement with Everest Global, effective April 25, 2024, for an indefinite term to serve in the same role. Mr. Kociancic’s employment agreement provides for annual compensation of
$900,000 in base salary, a target incentive bonus equal to 140% of base salary and a target stock award equal to 217% of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the sections and tables below.
Jim Williamson Effective September 28, 2020, Everest Global entered into an employment agreement with Mr.
Williamson to serve as Executive Vice President and Chief Operating Officer of the Company. The agreement was automatically renewed following the agreement’s initial expiration date of October 1, 2023. Mr. Williamson subsequently entered into an Amended and Restated employment agreement with Everest Global, effective April 26, 2024 for an indefinite term to serve in the same role. Mr. Williamson’s employment agreement provides for annual compensation of
$900,000 in base salary, a target incentive bonus equal to 140% of base salary and a target stock award equal to 217% of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the selections and the tables below.  On March
27, 2025, Everest Global and the Company entered into a new employment agreement for Mr. Williamson to serve as
President and CEO, a copy of which was filed with the SEC on a Current Report on Form 8-K/A dated March 28, 2025.
Mike Karmilowicz Effective August 3, 2020, Mr. Karmilowicz entered into an employment agreement with Everest
National, an affiliate of the Company to serve as Executive Vice President and CEO of Everest National. The agreement was automatically renewed following the agreement’s initial expiration date of August 3, 2023. Mr. Karmilowicz subsequently entered into an Amended and Restated employment agreement with Everest National, effective March 24,
2024 for an indefinite term to serve as Chairman of Everest Global Insurance for the Company. Mr. Karmilowicz’s
employment agreement provided for annual compensation of $800,000 in base salary, a target incentive bonus equal to
140% of base salary and a target stock award equal to 160% of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or termination without cause or resignation for good reason are outlined in the sections and tables below. Mr. Karmilowicz resigned from the Company for Good Reason (as defined in his Amended and Restated Employment Agreement) and his employment terminated on March 1, 2025.
Pursuant to the terms of his Amended and Restated Employment Agreement, he became entitled to the severance payments and benefits provided for thereunder, comprised of cash severance payments equal to two (2) times his base salary, totaling $1.6 million paid over 12 months and continuation for 12 months of certain subsidized health and welfare benefits. In addition, equity awards granted to Mr. Karmilowicz in 2022 and prior years vested in February 2025, PSUs granted in 2023 and 2024 will vest pro-rata based on his termination date, and outstanding RSUs granted in prior years
2025 Proxy Statement   79
Employment, Change of Control and Other Agreements
will vest pro-rata on March 1, 2026. All severance payments and benefits (including equity vesting) were subject to a release of claims against the Company.
Ricardo Anzaldua Effective June 12, 2023, Everest Global entered into an employment agreement with Mr.
Anzaldua to serve as Executive Vice President and General Counsel of the Company. Mr. Anzaldua subsequently entered into an Amended and Restated employment agreement with Everest Global, effective April 22, 2024 for an indefinite term to serve in the same role. Mr. Anzaldua’s employment agreement provides for annual compensation of $680,000 in base salary, a target incentive bonus equal to 140% of base salary and a target stock award equal to 160% of base salary
(as may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the selections and tables below.
Change of Control Arrangements. The Company’s change of control arrangements, embodied within the CIC Plan, are principally intended to provide continuity of management by motivating executive officers to remain with the
Company, despite the uncertainty that arises in the context of a change in control. The CIC Plan is administered by the
Compensation Committee, which selects participants from among the senior executives of the Company and its subsidiaries. Among others, the Compensation Committee selected Messrs. Andrade, Kociancic, Williamson,
Karmilowicz and Anzaldua to participate in the plan.
The CIC Plan provides that if, within two years after the occurrence of a “material change” (as defined in the plan) a participant terminates his or her employment for good reason (as defined in the plan) or the Company terminates the participant’s employment for any reason other than for due cause (as defined in the plan), then (a) all of the participant’s outstanding stock options granted under the Company’s stock plans (if any) shall immediately vest and remain exercisable for three months following termination of employment; (b) all restrictions on the participant’s restricted shares awarded under the Company’s share plans (except for PSUs, which are not subject to the CIC Plan) shall immediately terminate and lapse; (c) the participant shall receive a cash payment equal to the participant’s average annual salary and incentive bonus for the three most recent taxable years (or such shorter period as may be applicable)
multiplied by a number between 2.00 and 2.99 as determined by the Compensation Committee (in 2024, for Mr.
Andrade, the number was 2.5; for Messrs. Kociancic, Williamson, Karmilowicz and Anzaldua the number was 2.00); (d)
the participant shall continue to be covered under the Company’s medical and dental insurance plans for a period of two years from the date of termination; and (e) the participant shall receive “special retirement benefits” in an amount that will equal the retirement benefits he or she would have received under the Everest Reinsurance Retirement Plan and/or the Everest Reinsurance Employee Saving Plan and any supplemental, substitute or successor plans adopted by the
Company had he or she continued in the employ of the Company for a two-year period following termination.
The CIC Plan includes a “Best Net” provision regarding the determination and treatment of “golden parachute payments” under Section 280G of the Code. Under the “Best Net” provision, if there are any “excess parachute payments” under Section 280G of the Code that trigger an excise tax, payments and benefits are reduced to avoid an excess parachute payment if doing so results in a higher after-tax benefit to the participant. The participant and the
Company shall agree on a national accounting firm to perform the calculations necessary to determine the amount of the parachute payment, as well as the maximum amount the participant would be entitled to receive without being subject to the excise tax. The PSU award is not subject to the CIC Plan and is governed by the Performance Stock Unit Award
Agreement and any pertinent employment agreement.
Potential Payments Upon Termination or Change in Control
The tables below give a reasonable estimate of the incremental amount of compensation that might be paid to each of the Named Executive Officers in the event of termination of employment on December 31, 2024. The amounts shown assume that such termination, change in control, death or disability was effective as of December 31, 2024 and includes estimates of amounts to which the Named Executive Officer might be entitled incremental to amounts earned during such time. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the
Company and may be changed at the discretion of the Compensation Committee.  Mr. Karmilowicz resigned from the
Company for Good Reason (as defined in his Amended and Restated Employment Agreement) and his employment terminated effective March 1, 2025.  He received the compensation outlined above in the section, “Employment, Change of Control and Other Agreements - Mike Karmilowicz.”
Payments Made Upon Termination. Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:
accrued salary, amounts contributed under the Employee Savings Plan and the Supplemental Savings Plan (see Non-
qualified Deferred Compensation Table). The retirement plans offer a survivor annuity, if elected by the participant. For a termination for good reason or without cause on December 31, 2024, each of the NEOs would have been eligible to earn all remaining installments of PSUs, vesting of equity awards, insurance benefits and severance payments in accordance with the terms of his employment agreement, a one-time payment equal to two times base annual salary, subject to signing a waiver of all claims, and certain non-compete agreements under the terms of the employment agreements would apply. All other PSUs would be forfeited.
80   2025 Proxy Statement
Employment, Change of Control and Other Agreements
Payments Made Upon Retirement . Generally, subject to satisfaction of the express terms of the pertinent equity award agreement that defines retirement as reaching the age of 65 or older and a voluntary termination of employment, outstanding restricted shares vest as a result of retirement with the consent of the Compensation Committee. PSUs are forfeited if retirement occurs prior to age 65. In the event of retirement at age 65 or older but prior to the conclusion of the restricted period (3rd anniversary of grant date), the participant remains eligible to receive all remaining installments of PSUs. The settlement date of PSUs for completed installment periods would be the date that is 60 days following the date of retirement. The remaining PSUs would be settled between the certification that performance criteria have been met and March 15th of the calendar year following the last performance period.
Payments Made Upon Death or Disability. In the event of death or disability, in addition to the benefits listed under the headings above, the NEO will receive benefits under the Company’s disability plan or payments under the
Company’s life insurance program, as available to employees generally. Pursuant to the terms of their employment agreements, in the event of the death or disability of Messrs. Andrade, Kociancic, Williamson, Karmilowicz or Anzaldua,
any incentive bonus earned but not yet paid for the completed full fiscal year immediately preceding the employment termination date would be paid. Accordingly, assuming a hypothetical death or disability of those Named Executive
Officers on December 31, 2024, each would have been entitled to any incentive bonus earned but not yet paid relating to fiscal 2024 performance. Such bonus amounts would have been $1,874,167 for Mr. Andrade, $903,300 for Mr.
Kociancic, $903,300 for Mr. Williamson, $1,120,000 for Mr. Karmilowicz and $682,493 for Mr. Anzaldua.
In the event of the death or disability of any of the NEOs, the restrictions on restricted shares lapse. The following table lists the value of equity awards for each Named Executive Officer at the NYSE closing price of $362.46 at year-end 2024 as if all vested on December 30, 2024, with PSUs values determined based on 100% of target performance. For PSUs, in the event of death or disability prior to the conclusion of the restricted period (3rd anniversary of grant date), the participant remains eligible to receive all remaining installments of the PSUs. The settlement date of PSUs for completed installment periods would be the date that is 60 days following the date of the death or disability. The remaining shares would be settled between the certification of the performance and the March 15th of the calendar year following the last performance period.
The number of shares that would have been delivered in the event of an executive’s retirement at age 65 or death or disability is valued as of December 31, 2024 in the table below.

Name	PSUs	Restricted Shares	Total
Juan C. Andrade	$7,056,500	$7,966,508	$15,023,008
Mark Kociancic	$1,621,505	$5,121,197	$6,742,702
Jim Williamson	$1,409,175	$3,459,318	$4,868,493
Mike Karmilowicz	$1,205,535	$2,680,754	$3,886,289
Ricardo Anzaldua	$313,579	$762,253	$1,075,832
Termination or Change of Control
As described above, each of the Named Executive Officers is a participant in the Company’s CIC Plan. Payments are made under the plan to the respective Named Executive Officer if he or she experiences a covered termination of employment within two years following a change in control. The table below gives a reasonable estimate of what might have been paid to each Named Executive Officer in the event of a covered termination of employment on December 31,
2024, based on the plan terms in effect at that time.  Mr. Karmilowicz resigned from the Company for Good Reason (as defined in his Amended and Restated Employment Agreement) and his employment terminated effective March 1, 2025.
He received the compensation outlined above in the section, “Employment, Change of Control and Other Agreements -
Mike Karmilowicz.”
2025 Proxy Statement   81
Employment, Change of Control and Other Agreements
The employment agreements entered into by Messrs. Andrade, Kociancic, Williamson, Karmilowicz and Anzaldua
separately address payments that may be made and benefits continued in the event of a termination without due cause or resignation for good reason, outside of a change in control, as defined in the respective agreements.

Name	Incremental Benefit	Termination Without Cause or Resignation for Good Reason		Termination Following Change in Control
Juan C. Andrade	Cash Payment	$2,500,000	(1)	$10,750,001	(5)
	Restricted Stock Value		$(2)	$7,966,508	(6)
	PSU Value	$3,723,317	(3)	$7,056,500	(7)
	Benefits Continuation	$61,060	(4)	$31,000
	Pension Enhancement	$—		$1,580,000
	Total Value	$6,284,377		27,384,009	(8)
Mark Kociancic	Cash Payment	$2,703,300	(1)	$4,600,488	(5)
	Restricted Stock Value	$2,746,359	(2)	$5,121,197	(6)
	PSU Value	$883,174	(3)	$1,621,505	(7)
	Benefits Continuation	$30,530	(4)	$43,000
	Pension Enhancement	$—		$690,000
	Total Value	$6,363,363		12,076,190	(8)
Jim Williamson	Cash Payment	$2,703,300	(1)	$4,215,565	(5)
	Restricted Stock Value	$1,427,730	(2)	$3,459,318	(6)
	PSUs Value	$724,125	(3)	$1,409,175	(7)
	Benefits Continuation	$30,530	(4)	$43,000
	Pension Enhancement	$—		$612,000
	Total Value	$4,885,685		9,739,058	(8)
Mike Karmilowicz	Cash Payment	$2,720,000	(1)	$3,746,624	(5)
	Restricted Stock Value	$980,092	(2)	$2,680,754	(6)
	PSU Value	$675,618	(3)	$1,205,535	(7)
	Benefits Continuation	$30,530	(4)	$43,000
	Pension Enhancement	$—		$611,000
	Total Value	$4,406,240		8,286,913	(8)
Ricardo Anzaldua	Cash Payment	$2,042,493	(1)	$2,292,309	(5)
	Restricted Stock Value	$254,084	(2)	$762,253	(6)
	PSU Value	$31,947	(3)	$313,579	(7)
	Benefits Continuation	$30,530	(4)	$43,000
	Pension Enhancement	$—		$—
	Total Value	$2,359,054		3,411,141	(8)
(1)Pursuant to the terms of the Mr. Andrade’s employment agreement, he would have been paid a cash severance in equal installments over a 24-month period equal to two times his base salary. Given Mr. Andrade’s resignation, effective January 5, 2025, he did not receive any additional compensation in connection with his departure. In accordance with their respective employment agreements, each of Messrs. Anzaldua,  Karmilowicz, Kociancic and
Williamson would have been paid two times his base salary over a 12-month period. All would receive any annual incentive bonus earned but not yet paid for the completed full fiscal year prior to termination.
(2)Pursuant to the terms of each Named Executive Officer’s employment agreement, unvested restricted stock would continue to vest in accordance with its terms in the 12-month period following termination for Messrs. Anzaldua, Karmilowicz Kociancic and Williamson. For Mr. Andrade, unvested stock would have continued to vest for only the portions related to his initial $10 million equity grant.
(3)Under the terms of their respective employment agreements, Messrs. Andrade, Anzaldua, Karmilowicz, Kociancic and Williamson would have received the PSU installments pursuant to any performance goals achieved prior to departure from the Company. The remaining PSUs installments would vest pursuant to the terms of the Performance Stock Unit Award Agreement and, for purposes of this table, are valued at 100% of target performance.
(4)Pursuant to the terms of their respective employment agreements, Messrs. Andrade, Anzaldua, Karmilowicz, Kociancic and Williamson would continue to participate in the disability and life insurance programs until the earlier of a certain number of months or until they become eligible for comparable benefits provided by a subsequent employer, and they would have received a cash payment to enable them to pay for medical and dental coverage for a certain number of months. For Mr. Andrade, the number was 24, for Messrs. Anzaldua, Karmilowicz, Kociancic and Williamson, it was 12.
(5)The CIC Plan provides for a cash payment that equals the average of the executive’s salary and bonus for the previous three years times a factor assigned by the Board. In 2024, the factor was 2.0 for Messrs. Anzaldua, Karmilowicz, Kociancic and Williamson and 2.5 for Mr. Andrade.
(1) Includes outstanding performance share units as of December 31, 2024.
82   2025 Proxy Statement
Employment, Change of Control and Other Agreements
(6)The unvested equity awards for each Named Executive Officer are valued at the NYSE closing price of $362.46 at 2024 year end as if all vested on
December 31, 2024. PSUs amounts are valued based on target measures.
(7)In the event of a Change in Control, the Company may elect to continue the Performance Stock Awards subject to the 2020 Stock Incentive Plan and
Performance Stock Unit Award Agreement. According to the award agreement, completed installments are valued according to the actual achievement factor, and the remaining installments are valued at the target performance (100%).
(8)The CIC Plan includes a “Best Net” provision regarding the determination and treatment of parachute payments that could potentially result in a reduced figure based on each participant’s relevant circumstances as calculated by an accounting firm agreed to by the participant and the Company. Under the provision, in the event of an excess parachute payment that triggers the excise tax, payments and benefits are reduced to avoid an excess parachute payment only if doing so results in a higher after-tax benefit to the participant.

Equity Compensation Plan Information
Plan Category	Column A	Column B	Column C
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, of warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column A)
Equity Compensation Plans Approved by Shareholders*
2020 Stock Incentive Plan	49,738[1]	N/A	505,144
2010 Stock Incentive Plan**	0	N/A	1,745,071
2002 Stock Incentive Plan**	0	N/A	1,033,224
2009 Non-Employee Director Equity Compensation Plan	0	N/A	34,617
2003 Non-Employee Director Equity Compensation Plan, as amended	0	N/A	264,704
Equity Compensation Plans Not Approved by Shareholders
None
*Does not include information concerning equity securities that may be authorized under the Everest Group, Ltd. 2025 Employee Stock Purchase Plan,
which plan is subject to shareholder approval (see description on pages 19–22).
**Plan is currently inactive.
2025 Proxy Statement   83
Compensation Committee Interlocks and Insider Participation
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION
During 2024, the Compensation Committee was comprised of John J. Amore, William F. Galtney Jr., John A. Graf, Meryl
Hartzband, Gerri Losquadro, Hazel McNeilage and Roger M. Singer, all of whom are Non- Employee Directors of the
Company and none of whom is or has been an officer of the Company. No Compensation Committee interlocks existed during 2024.
84   2025 Proxy Statement
Miscellaneous — General Matters
MISCELLANEOUS — GENERAL MATTERS
Certain Relationships and Related Party Transactions
As referred to in the Company’s Ethics Guidelines, the Company oversees related party transactions with persons serving as directors, officers and employees (“Insiders”) by prohibiting Insiders from acting on behalf of the Company in connection with any transaction in which the Insider has a personal interest or personal benefit. When a personal interest or personal benefit is identified, Insiders are required to report the matter to the Company’s Chief Compliance Officer for analysis and evaluation. Additionally, at least once annually, Insiders complete questionnaires in which they are required to disclose any transactions with a personal interest or personal benefit. As appropriate, the Company’s General
Counsel or Chief Compliance Officer reports matters to the Audit Committee.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s Section 16 officers and directors, as well as persons who beneficially own more than ten percent of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Reporting Persons are required by
SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.
Based solely on the Company’s review of the copies of the forms it has prepared, received and representations that no other reports were required, the Company believes that all of its Reporting Persons have filed with the SEC on a timely basis all required Forms 3, 4 and 5 with respect to transactions during fiscal year 2024, except for Forms 3 for Mr.
Anzaldua and Ms. Van Beveren, both of which were filed late due to administrative oversight.
Shareholder Proposals for the 2026 Annual General Meeting of Shareholders
To be considered for inclusion in the Company’s Proxy Statement and Proxy Card relating to the 2026 Annual General
Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company in proper form at the Company’s registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, no later than
December 12, 2025.
If the shareholder proposal relates to a nomination for director, then the proposal must be made in accordance with the procedures set forth in Bye-law 12, as discussed in the section titled “Nominating and Governance Committee.” Any proposal not submitted in accordance with those procedures, including a proposal made outside the Rule 14a-8 process, will be considered untimely. This Bye-law is available on the Company’s website or by mail from the Corporate
Secretary’s office.
Proxy Solicitations
The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile or mail by directors or officers who are employees of the Company without additional compensation. Georgeson LLC will provide solicitation services to the Company for a fee not to exceed
$9,000 plus out-of-pocket expenses. The firm will solicit proxies by personal interview, telephone, facsimile and mail. The
Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.
Delivery of Documents to Shareholders Sharing an Address
The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for our notices with respect to two or more shareholders sharing the same address by delivering a single notice addressed to those shareholders. This process, known as "householding," reduces costs associated with duplicate printings and mailings and means that we and some brokers will send only one copy of the Proxy Statement, the Notice of our Annual General Meeting and the Annual Report of the Company to shareholders who share the same address.
Shareholders sharing the same address will continue to receive separate Proxy Cards.
If you hold Common Shares in your own name and you want to receive separate copies of the Proxy Statement or Notice of our Annual General Meeting and the Annual Report in the future, or if you receive multiple copies and want to receive only one copy, contact Computershare Investor Services using the information below.
If you hold Common Shares in street name and you want to receive separate copies of the Proxy Statement or Notice of our Annual General Meeting and the Annual Report in the future, or if you receive multiple copies and want to receive only one copy, contact your broker, bank, or other nominee.
2025 Proxy Statement   85
Miscellaneous — General Matters
Transfer Agent and Registrar
The Company has appointed Computershare Trust Company, N.A. to serve as transfer agent, registrar and dividend paying agent for the Common Shares. Correspondence relating to any share accounts or dividends should be addressed to:
Computershare Investor Services
P.O. BOX 43006
Providence, RI 02940-3006
Overnight correspondence should be sent to:
Computershare Investor Services
150 Royall St., Suite 101
Canton, MA 02021
(877) 373-6374 (Shareholder Services – Toll Free)
(781) 575-2725 (Shareholder Services)
All transfers of certificates for Common Shares should also be mailed to the above address.
By Order of the Board of Directors
Jim Williamson
President and CEO
April 11, 2025
86   2025 Proxy Statement
Appendix A — Non-GAAP Measures
APPENDIX A
Information Regarding Non-GAAP Financial Measures
In this Proxy Statement, the Company has included certain non-GAAP financial measures. The Company uses these non-
GAAP financial measures to facilitate a deeper understanding of the profitability drivers of our business, results of operations, financial condition and liquidity. The Company believes that such measures are important to investors and other interested persons, and that these measures are a useful supplement to GAAP information concerning the
Company’s performance. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, or superior to, the Company’s financial measures prepared in accordance with generally accepted accounting principles (“GAAP”).
A reconciliation of the non-GAAP financial measures to the most comparable corresponding GAAP financial measure is included on the following pages.
After-tax Net Operating Income (Loss)
After-tax net operating income (loss) (also referred to in this Proxy Statement as net operating income (loss)) consists of net income (loss) excluding after-tax net gains (losses) on investments and after-tax net foreign exchange income
(expense).
Although net gains (losses) on investments and net foreign exchange income (expense) are an integral part of the
Company’s reinsurance/insurance operations, the determination of net gains (losses) on investments and foreign exchange income (expense) is independent of the reinsurance/insurance underwriting process. The Company believes that the level of net gains (losses) on investments and net foreign exchange income (expense) for any particular period are not indicative of the performance of the underlying business in that particular period. Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business and may lead to incorrect or misleading assumptions and conclusions. The
Company understands that the equity analysts who follow the Company focus on after-tax net operating income (loss) in their analyses for the reasons discussed above. The Company provides after-tax net operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance.

	Year-to-Date
(Dollars in millions, except per share amounts)	December 31,	December 31,
	2024	2023
Net income (loss)	1,373	2,517
After-tax net gains (losses) on investments	12	(236)
After-tax net foreign exchange income (expense)	72	(23)
After-tax net operating income (loss)	$1,289	$2,776
2025 Proxy Statement   87
Appendix A — Non-GAAP Measures
Attritional Combined Ratio
The combined ratio is calculated as the sum of total incurred losses and loss adjustment expenses, commission and brokerage expenses, and other underwriting expenses, divided by net premiums earned. The attritional combined ratio is defined as the combined ratio, adjusted to exclude catastrophe losses, net catastrophe reinstatement premiums, prior year development, COVID-19 losses and losses from the Russia/Ukraine war. The Company believes the attritional combined ratio is useful to management and investors because the adjusted ratio provides for better comparability and more accurately measure the Company’s underlying underwriting performance.
The following table is a reconciliation of the combined ratio and attritional combined ratio for the periods noted:

	Year-to-Date
(Dollars in millions, except per share amounts)	December 31,	December 31,
	2024	2023
Combined ratio	102.3%	90.9%
Adjustment for catastrophe losses	(5.0)%	(3.5)%
Adjustment for reinstatement premiums	0.5%	0.1%
Adjustment for prior year development (1)	(9.7)%	—%
Adjustment for Russia/Ukraine war losses	—%	0.1%
Adjustment for other items	—%	—%
Attritional combined ratio	88.1%	87.6%
Adjustment for profit commission	(0.5)%	(0.7)%
Attritional combined ratio excluding impact of profit commission	87.6%	86.9%
(1) Prior-year development includes the impact of COVID-19 losses.
Gross Written Premium on a Comparable Basis
The Company has included in this Proxy Statement certain changes in gross written premium on a comparable basis, reflecting constant currency basis and excluding reinstatement premiums. Constant currency basis excludes the impact of foreign exchange rates. The Company provides change in gross written premium on a comparable basis to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance. The following tables are a reconciliation of gross written premium and period-over-period changes on a
GAAP basis to the non-GAAP comparable basis for the periods noted:

(Dollars in millions)	Year-to-Date
	December 31, 2024	December 31, 2023	Change

	(unaudited)
	Gross Written Premium	Gross Written Premium	% Impact
Everest Group, Ltd.	$18,232	$16,637	9.6%
Adjustment for gross CAT reinstatement premiums	(103)	(20)	(0.4)%
Adjustment for foreign exchange effect	—	(6)	—%
Everest Group, Ltd. (comparable basis)	$18,129	$16,611	9.1%
Net Operating Income Return On Equity (“ROE”) & Annualized Total Shareholder Return
Net Operating income ROE is calculated by dividing after-tax net operating income (loss) by average shareholders'
equity, adjusted for average net unrealized depreciation (appreciation) of fixed maturity, available for sale securities. A reconciliation of net income, the most comparable GAAP measure, to net operating income is presented above. The
Company believes net operating income ROE is a useful measure for management and investors as it allows for better comparability and removes variability when assessing the results of operations. A reconciliation of Net Operating Income
ROE and Net Income ROE is shown below.
Annualized TSR ("TSR") is calculated as year-to-date growth in book value per common share outstanding (excluding
URA(D)) plus year-to-date dividends per share. Book value per common share outstanding excluding net unrealized appreciation (depreciation) of fixed maturity, available for sale securities ("URA(D)") is a non-GAAP measure, and is
88   2025 Proxy Statement
Appendix A — Non-GAAP Measures
calculated as reported shareholders' equity less URA(D), divided by common shares outstanding. Book value per share is the most comparable GAAP measure. The Company believes this metric is useful to management and investors as it shows the value of shareholder returns on a per share basis after eliminating the variability of investments held at fair value.
A reconciliation of Net Operating Income ROE and Net Income ROE, TSR, and Book value per common share outstanding excluding URA(D) is shown below.

	Year-to-Date
(Dollars in millions, except per share amounts)	December 31,	December 31,
	2024	2023

Beginning of period shareholders' equity	$13,202	$8,441
Add: Net unrealized depreciation (appreciation) of fixed maturity, available for sale securities	723	1,709
Adjusted beginning of period shareholders' equity	$13,925	$10,149

End of period shareholders' equity	$13,875	$13,202
Add: Net unrealized depreciation (appreciation) of fixed maturity, available for sale securities	849	723
Adjusted end of period shareholders' equity	$14,724	$13,925

Average adjusted shareholders' equity	$14,325	$12,037

After-tax net operating income (loss)	$1,289	$2,776
After-tax net gains (losses) on investments	12	(236)
After-tax foreign exchange income (expense)	72	(23)
Net income (loss)	$1,373	$2,517

Return on equity (annualized)
After-tax net operating income (loss)	9.0%	23.1%
After-tax net gains (losses) on investments	0.1%	-2.0%
After-tax foreign exchange income (expense)	0.5%	-0.2%
Net income (loss)	9.6%	20.9%

Common shares outstanding	43.0	43.4
Book value per common share outstanding (1)	322.97	304.29
Book value per common share outstanding (excluding URA(D)) (2)	342.74	320.95
Total Shareholder Return (TSR) (3)	9.2%	26.5%

(Some amounts may not reconcile due to rounding.)
(1) Book value per common share is calculated as reported end of period shareholders' equity divided by common shares outstanding.
(2) Book value per common share outstanding excluding net unrealized appreciation (depreciation) of fixed maturity, available for sale securities
("URA(D)") is calculated as reported shareholders' equity less URA(D), divided by common shares outstanding.  Book value per common share outstanding is the most comparable GAAP measure.  The Company believes this metric is useful to management and investors as it shows the value of shareholder returns on a per share basis after eliminating the variability of investments held at fair value.  A reconciliation of book value per common share outstanding (excluding URA(D)) and book value per share is shown above.

(3) Annualized Total Shareholder Return ("TSR") is calculated as year-to-date growth in book value per common share outstanding (excluding URA(D)) plus year-to-date dividends per share.  Book value per common share outstanding (excluding URA(D)) is a non-GAAP measure.  A reconciliation to the most comparable GAAP measure is included on the Return on Equity page within this Investor Financial Supplement.

2025 Proxy Statement   89
Appendix B — 2025 Employee Stock Purchase Plan
APPENDIX B
EVEREST GROUP, LTD.
2025 EMPLOYEE STOCK PURCHASE PLAN
90   2025 Proxy Statement
Appendix B — 2025 Employee Stock Purchase Plan
Table of Contents
1.Establishment, Purpose and Term of Plan92
1.1Establishment92
1.2Purpose92
1.3Term of Plan92
2.Definitions and Construction92
2.1Definitions92
2.2Construction95
3.Administration95
3.1Administration by the Committee95
3.2Authority of Officers95
3.3Power to Adopt Sub-Plans95
3.4Power to Vary Terms with Respect to Non-U.S. Employees95
3.5Power to Establish Separate Offerings with Varying Terms95
3.6Policies and Procedures Established by the Company95
3.7Indemnification96
4.Shares Subject to Plan96
4.1Maximum Number of Shares Issuable96
4.2Adjustments for Changes in Capital Structure96
5.Eligibility96
5.1Employees Eligible to Participate96
5.2Exclusion of Certain Stockholders97
5.3Determination by Company97
6.Offerings97
6.1Terms97
6.2Offering Periods97
6.3Non-United States Offerings97
7.Participation in the Plan98
7.1Initial Participation98
7.2Continued Participation98
8.Right to Purchase Shares98
8.1Grant of Purchase Right98
8.2Calendar Year Purchase Limitation98
8.3Purchase Date and Offering Share Limits99
9.Purchase Price99
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Appendix B — 2025 Employee Stock Purchase Plan
10.Contributions99
10.1Amount of Payroll Deductions99
10.2Commencement of Payroll Deductions99
10.3Election to Decrease or Stop Payroll Deductions99
10.4Election to Increase Payroll Deductions for Subsequent Offering99
10.5Administrative Suspension of Payroll Deductions99
10.6Participant Accounts100
10.7No Interest Paid100
11.Purchase of Shares100
11.1Exercise of Purchase Right100
11.2Pro Rata Allocation of Shares100
11.3Delivery of Title to Shares101
11.4Return of Plan Account Balance101
11.5Tax Withholding101
11.6Expiration of Purchase Right101
11.7Provision of Reports and Stockholder Information to Participants101
12.Withdrawal from Plan101
12.1Voluntary Withdrawal from the Plan101
12.2Return of Plan Account Balance101
13.Termination of Employment or Eligibility101
14.Effect of Change in Control on Purchase Rights102
15.Nontransferability of Purchase Rights102
16.Compliance with Applicable Law102
17.Rights as a Stockholder and Employee102
18.Notification of Disposition of Shares103
19.Designation of Beneficiary103
19.1Designation Procedure103
19.2Absence of Beneficiary Designation103
20.Notices103
21.Amendment or Termination of the Plan103
22.No Representations with Respect to Tax Qualification103
23.Choice of Law103
92   2025 Proxy Statement
Appendix B — 2025 Employee Stock Purchase Plan
1.Establishment, Purpose and Term of Plan.
1.1.Establishment. The Everest Group, Ltd. 2025 Employee Stock Purchase Plan is hereby established effective as of the date the Plan is approved by the Company's Stockholders (the “Effective Date”).
1.2.Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company
Group. The Plan provides Eligible Employees with an opportunity to acquire a proprietary interest in the
Company through the purchase of Stock. The Plan is comprised of the Section 423 Component and the
Non-423 Component. The Company intends that Purchase Rights granted under the Section 423 Component of the Plan will qualify as “employee stock purchase plan” purchase rights under Section 423 of the Code
(including any amendments or replacements of such section), and the Section 423 Component shall be so construed. In addition, the Plan authorizes grants of Purchase Rights under the Non-423 Component that do not meet the requirements of an “employee stock purchase plan” under Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Committee, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
1.3.Term of Plan. The Plan shall continue in effect until its termination by the Committee.
2.Definitions and Construction.
2.1.Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:
2.1.1.“Board” means the Board of Directors of the Company.
2.1.2.“Change in Control” means the occurrence of any one or a combination of the following:
2.1.2.1.any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)
becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the
Company’s then-outstanding securities entitled to vote generally in the election of
Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities,
(C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
2.1.2.2.an Ownership Change Event or series of related Ownership Change Events (collectively, a
“Transaction”) in which the stockholders of the Company immediately before the
Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(t)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
2.1.2.3.a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction with the sole purpose of changing the jurisdiction of the Company’s incorporation or a transaction described in subsections (i) or (ii) of this Section 2.1(b) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events
2025 Proxy Statement   93
Appendix B — 2025 Employee Stock Purchase Plan
described in subsections (i), (ii) and (iii) of this Section 2.1(b) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.
2.1.3.“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
2.1.4.“Committee” means the Compensation Committee and such other committee or subcommittee of the
Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
2.1.5.“Company” means Everest Group, Ltd., a Bermuda company, or any successor corporation thereto.
2.1.6.“Compensation” has the meaning set forth in the Offering Document for the Offering.
2.1.7.“Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.
2.1.8.“Employee” means a person treated as an employee of a Participating Company, and, with respect to the Section 423 Component, a person who is an employee for purposes of Section 423 of the
Code. A Participant shall be deemed to have ceased to be an Employee either upon the Employee’s actual termination of employment or upon the corporation employing the Participant ceasing to be a
Participating Company. For purposes of the Section 423 Component, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. For purposes of the
Section 423 Component, if an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The foregoing rules regarding leaves of absence shall apply equally for purposes of the Non-423 Component, except as otherwise required by applicable Local Law.
2.1.9.“Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.1.10.“Fair Market Value” means, as of any date:
2.1.10.1.If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.
2.1.10.2.If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.
2.1.11.“Incumbent Director” means a director who either (i) is a member of the Board as of the Effective
Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
2.1.12.“Local Law” means the applicable laws of the non-United States jurisdiction governing the participation in the Plan of an Eligible Employee.
2.1.13.“Non-423 Component” means that component of the Plan pursuant to which Purchase Rights may be granted that are not intended to satisfy the requirements of Section 423 of the Code.
2.1.14.“Non-United States Offering” means either (i) an Offering under the Section 423 Component covering Eligible Employees employed by a Participating Company that is not incorporated or organized in the United States, provided that the terms of such Offering comply with the requirements of Section 423 of the Code, including such variations in terms of Purchase Rights as permitted by Section 3.4; or (ii) an Offering under the Non-423 Component covering Eligible
Employees of one or more Participating Companies that is not incorporated or organized in the
United States, the terms of which need not comply with the requirements of Section 423 of the Code.
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Appendix B — 2025 Employee Stock Purchase Plan
2.1.15.“Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.
2.1.16.“Offering Date” means, for any Offering Period, the first day of such Offering Period.
2.1.17.“Offering Document” means the document approved by the Committee for an Offering that sets forth the terms and conditions of such Offering under the Plan.
2.1.18.“Offering Period” means a period, established by the Committee in accordance with Section 6.1, during which an Offering is outstanding.
2.1.19.“Officer” means any person designated by the Board as an officer of the Company.
2.1.20.“Ownership Change Event” means the occurrence of any of the following with respect to the
Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent
(50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company
(other than a sale, exchange or transfer to one or more subsidiaries of the Company).
2.1.21.“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
2.1.22.“Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.
2.1.23.“Participating Company” means the Company and any Parent Corporation or Subsidiary
Corporation designated by the Committee as a corporation the Employees of which may, if Eligible
Employees, participate in the Plan. The Committee shall have the discretion to determine from time-
to-time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. The
Committee shall designate from time-to-time those Participating Companies whose Eligible
Employees may participate in the Section 423 Component and those Participating Companies whose Eligible Employees may participate in the Non-423 Component.
2.1.24.“Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.
2.1.25.“Plan” means this 2025 Employee Stock Purchase Plan of the Company, as amended from time to time, comprised of the Section 423 Component and the Non-423 Component.
2.1.26.“Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering
Period, on which outstanding Purchase Rights are exercised.
2.1.27.“Purchase Period” means a period, established by the Committee in accordance with Section 6.1 and included within an Offering Period, the final date of which is a Purchase Date.
2.1.28.“Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.
2.1.29.“Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the
Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other contributions made by the Participant to the Plan or other funds accumulated on behalf of the Participant and not previously applied to the purchase of
Stock under the Plan, and to terminate participation in the Plan at any time during an Offering
Period.
2.1.30.“Section 423 Component” means that component of the Plan which is intended to be an “employee stock purchase plan” under Section 423 of the Code.
2.1.31.“Securities Act” means the Securities Act of 1933, as amended.
2.1.32.“Stock” means the Common Stock of the Company, as adjusted from time to time in accordance with
Section 4.2.
2.1.33.“Subscription Agreement” means a written or electronic agreement, in such form as is specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation.
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Appendix B — 2025 Employee Stock Purchase Plan
2.1.34.“Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.
2.1.35.“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
2.2.Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.Administration.
3.1.Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the
Purchase Rights, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Offerings and Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering under the Section 423 Component shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code, other than for such variations in terms of Purchase Rights as permitted by Section 3.4. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company. The
Company shall also perform the actions required in order to obtain all required approvals.
3.2.Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the
Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.
3.3.Power to Adopt Sub-Plans. The Committee shall have the power, in its discretion, to adopt one or more sub-
plans of the Plan as the Committee deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company, provided that any such sub-plan shall be within the scope of the Non-423
Component. Any of the provisions of any such sub-plan may supersede the provisions of this Plan, other than
Section 4. Except as superseded by the provisions of a sub-plan, the provisions of this Plan shall govern such sub-plan.
3.4.Power to Vary Terms with Respect to Non-U.S. Employees. In order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion and as permitted by Section 423 of the
Code, to grant Purchase Rights in an Offering under the Section 423 Component to citizens or residents of a
non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens)
that provide terms which are less favorable than the terms of Purchase Rights granted under the same
Offering to Employees resident in the United States.
3.5.Power to Establish Separate Offerings with Varying Terms. The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular
Offering, provided that each Offering under the Section 423 Component shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase
Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section, other than for such variations in terms of Purchase Rights as permitted by Section 3.4.
3.6.Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase
Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code in the case of the Section 423 Component, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount (or deemed payroll participation amount) required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction (or deemed payroll participation amount) during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction
(or deemed payroll participation amount) greater than or less than the amount designated by a Participant in
96   2025 Proxy Statement
Appendix B — 2025 Employee Stock Purchase Plan
order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of
Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company with respect to the Section 423 Component shall be taken consistent with the requirements under
Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by
Section 3.4 and the regulations under Section 423 of the Code.
3.7.Indemnification. In addition to such other rights of indemnification as they may have as members of the
Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the
Participating Company Group to whom authority to act for the Board, the Committee or the Company is
delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.Shares Subject to Plan.
4.1.Maximum Number of Shares Issuable. The maximum aggregate number of shares of Stock that may be issued under the Plan shall be 500,000 shares. Shares issued under the Plan shall consist of authorized but unissued or reacquired shares of Stock (that may be held in treasury), shares of Stock purchased on the open market, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.
4.2.Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the
Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, any limit on the number of shares which may be purchased by any Participant during an Offering Period or Purchase Period (as described in Sections 8.1 and 8.2), the number of shares subject to each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New
Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.
5.Eligibility.
5.1.Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the
Plan and shall be deemed an Eligible Employee, except that the following Employees of a Participating
Company shall not participate in any Offering unless otherwise determined by the Committee and set forth in the Offering Document for such Offering:
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5.1.1.Any Employee who is customarily employed by the Participating Company Group for twenty (20)
hours or less per week; or
5.1.2.Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.
An Eligible Employee shall be eligible to participate in the Section 423 Component or the Non-423
Component in accordance with the Committee’s designation of the Employee’s employer as either a
Section 423 Component Participating Company or a Non-423 Component Participating Company as
determined by the Committee from time-to-time. Notwithstanding the foregoing, an Employee of a
Participating Company designated as a Section 423 Component Participating Company who is a
citizen or resident of a non-United States jurisdiction (without regard to whether the Employee is also a citizen of the United States or a resident alien) may be excluded from participation in the
Section 423 Component or an Offering thereunder if either (i) the grant of a Purchase Right under the Section 423 Component or Offering to a citizen or resident of the foreign jurisdiction is prohibited under the Local Law of such jurisdiction or (ii) compliance with the Local Law of such jurisdiction would cause the Section 423 Component or Offering to violate the requirements of
Section 423 of the Code. For purposes of participation in the Non-423 Component, Eligible
Employees shall include any other Employees of the applicable Non-423 Component Participating
Company to the extent that applicable Local Law requires participation in the Plan to be extended to such Employees, as determined by the Company.
5.2.Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Section 423 Component if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with
Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the
Code shall apply in determining the stock ownership of such Employee.
5.3.Determination by Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an
Employee.
6.Offerings.
6.1.Terms. The Committee shall determine the terms of Offerings subject to the terms and conditions of the Plan which shall be set forth in the applicable Offering Document for the Offering.
6.2.Offering Periods. The Committee shall determine the length of Offering Periods and may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more
Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. Each Offering Period may consist of one (1) or more Purchase Periods having such duration as the Committee shall specify, and the last day of each such Purchase Period shall be a Purchase Date. If the first or last day of an Offering Period or a
Purchase Period is not a day on which the principal stock exchange or quotation system on which the Stock is then listed is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period or Purchase Period.
6.3.Non-United States Offerings. The Committee shall communicate to the Employees eligible to participate in a
Non-United States Offering (whether pursuant to the Section 423 Component or the Non-423 Component)
those terms of the Non-United States Offering that differ from the terms otherwise applicable to the relevant
Offering covering Eligible Employees employed by a Participating Company within the United States under the Section 423 Component a reasonable period of time prior to the Subscription Date for such Non-United
States Offering.
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7.Participation in the Plan.
7.1.Initial Participation.
7.1.1.Generally. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the
Company) by such time prior to the Subscription Date established by the Company for that Offering
Period or such other date specified in the Offering Document. An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required by such time prior to the Subscription Date established by the Company for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the
Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative by such time before the Subscription Date established by the Company for such subsequent Offering Period.
7.1.2.New Hires. The Committee may provide as part of the terms of an Offering that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible
Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase
Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
7.1.2.1.the date on which such Purchase Right is granted will be the “Offering Date” of such
Purchase Right for all purposes, including determination of the exercise price of such
Purchase Right;
7.1.2.2.the period of the Offering with respect to such Purchase Right will begin on its Offering
Date and end coincident with the end of such Offering; and
7.1.2.3.the Committee may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any
Purchase Right under that Offering.
7.2.Continued Participation.
7.2.1.Generally. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (i) withdrawn from the Plan pursuant to Section 12.1, or
(ii) terminated employment or otherwise ceased to be an Eligible Employee as provided in
Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1(a) if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.
8.Right to Purchase Shares.
8.1.Grant of Purchase Right. Except as provided below, on the Offering Date of each Offering Period, each
Eligible Employee shall be granted automatically a Purchase Right consisting of an option to purchase up to the maximum number of shares of Stock permitted by the Plan and the applicable Offering at the Purchase
Price specified in the Offering Document. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.
8.2.Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant
(whether participating in the Section 423 Component or the Non-423 Component) shall be granted a
Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering
Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this
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Section shall be applied in conformance with Section 423(b)(8) of the Code or any successor thereto and the regulations thereunder.
8.3.Purchase Date and Offering Share Limits. In connection with each Offering made under the Plan, the
Committee will specify a maximum number of shares that may be purchased by any Participant on any
Purchase Date during such Offering, which limitation will be set forth in the Offering Document for such
Offering. In connection with any Offering under the Plan the Committee may also elect to specify in the
Offering Document for such Offering: (a) a maximum aggregate number of shares that may be purchased by all Participants pursuant to such Offering and/or (b) a maximum aggregate number of shares that may be purchased by all Participants on any Purchase Date under the Offering.
9.Purchase Price.
The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee and set forth in the Offering Document;
provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair
Market Value of a share of Stock on the Purchase Date. Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be eighty-five percent (85%)
of the Fair Market Value of a share of Stock on the Purchase Date.
10.Contributions.
Except as provided in Section 11.1(b) with respect to a Non-United States Offering, or to the extent that the
Committee specifically provides that Participant contributions may be made via a cash, check or equivalent payment with a respect to an Offering, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase
Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following provisions of this Section 10.
To the extent that the Committee specifically provides that Participant contributions may be made via a cash, check or equivalent payment, all references in this Plan to payroll deductions from a Participant’s Compensation shall instead be references to deemed payroll deductions as necessary for purposes of calculating and administering the applicable contribution amounts.
10.1.Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the
Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the
Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than ten percent (10%). The
Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.
10.2.Commencement of Payroll Deductions. Except as otherwise provided herein or the Offering Document, payroll deductions shall commence on the first pay day occurring on or following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.
10.3.Election to Decrease or Stop Payroll Deductions. During an Offering Period, a Participant may elect to decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the
Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice
Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the
Participants. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such
Offering Period unless the Participant withdraws from the Plan as provided in Section 12.1.
10.4.Election to Increase Payroll Deductions for Subsequent Offering. Prior to the Offering Date of any Offering
Period, an Eligible Employee may elect to increase the rate of deductions from Compensation (not in excess of the limit set forth in Section 10.1) effective with the next Offering Period by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the
Company) an amended Subscription Agreement authorizing such change on or before the Change Notice
Date prior to the commencement of such new Offering Period.
10.5.Election to Increase Payroll Deductions During an Offering Period. A Participant will be eligible to increase the rate of deductions from Compensation after an Offering Period has commenced only as specifically provided in the Offering Document for such Offering.
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10.6.Administrative Suspension of Payroll Deductions. The Company may, in its discretion, suspend a
Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant’s Purchase Right, or (b) during a calendar year under the limit set forth in Section 8.2. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.
10.7.Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation, any permitted cash, check or similar contributions (and other amounts received from a non-United States Participant pursuant to Section 11.1(b) or pursuant to an Offering under the Non-423 Component) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company (except as otherwise required by Local Law in connecting with an
Offering under the Non-423 Component). All such amounts received or held by the Company may be used by the Company for any corporate purpose.
10.8.No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account (except as otherwise required by Local Law in connection with an Offering under the Non-423 Component).
11.Purchase of Shares.
11.1.Exercise of Purchase Right.
11.1.1.Generally. Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each
Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing
(i) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by
(ii) the Purchase Price. Any fractional share, as calculated under this Section 11.1(a), shall be rounded down to the next lower whole share. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s
Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.
11.1.2.Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by
Applicable Law. Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited or made impracticable by applicable Local Law, the Committee may establish a separate Offering (a “Non-United States
Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition or restrictions on payroll. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable Local Law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase
Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right.
The Company shall refund to a Participant in a Non-United States Offering in accordance with
Section 11.4 any excess Purchase Price payment received from such Participant.
11.2.Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1 or Section 8.3, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.
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11.3.Delivery of Title to Shares. Subject to any governing rules or regulations, as soon as practicable after each
Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following:
(a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the
Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
11.4.Return of Plan Account Balance. Any cash balance remaining in a Participant’s Plan account following any
Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the
Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.
11.5.Tax Withholding. Prior to any relevant taxable or tax withholding event, as applicable, in connection with
Purchase Rights granted under the Plan, the Participant shall make adequate arrangements satisfactory to the
Company or, if different, the Participant’s employer to satisfy all applicable federal, state, local and foreign taxes (including social insurance), if any, related to the Participant’s participation in the Plan. A Participating
Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet any applicable withholding obligations related to the Participant’s participation in the Plan.
The Company or any other Participating Company shall have the right to take such other action as it determines to be necessary or advisable to satisfy all applicable withholding obligations for any taxes related to Participant’s participation in the Plan.
11.6.Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the
Offering Period.
11.7.Provision of Reports and Stockholder Information to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such
Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered or made available in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.
12.Withdrawal from Plan.
12.1.Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period;
provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of
Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.
12.2.Return of Plan Account Balance. Upon a Participant’s voluntary withdrawal from the Plan pursuant to
Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest (except as otherwise required by Local Law in connection with an
Offering under the Non-423 Component), and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other
Offering under the Plan.
13.Termination of Employment or Eligibility.
Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for
any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible
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Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s beneficiary designated in accordance with Section 20 (to the extent the Committee permits the Participant to designate a beneficiary), if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13 (except as otherwise required by Local Law in connection with an Offering under the Non-423 Component). A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.
14.Effect of Change in Control on Purchase Rights.
In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date that is within fifteen (15) business days before the anticipated date of the Change in
Control as specified by the Committee, and the Participants’ prior accumulated contributions will be used to purchase shares on such accelerated Purchase Date. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in
Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.
15.Nontransferability of Purchase Rights.
Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase
Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the
Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.
16.Compliance with Applicable Law.
The issuance of shares of Stock or other property under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign securities law and other applicable laws, rules and regulations, and approvals by government agencies as may be required or as the Company deems necessary or advisable.
A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase
Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
17.Rights as a Stockholder and Employee.
A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the
Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued. Nothing herein shall confer upon a Participant any right to continue in the employment of the Participating Company Group or interfere in any way with any right of any Participating Company to terminate the Participant’s employment at any time.
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18.Notification of Disposition of Shares.
The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the
Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.
19.Designation of Beneficiary.
19.1.Designation Procedure. Subject to applicable Local Law and procedures, and except as determined by the
Committee, a Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant’s Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash, or (b) cash, if any, from the Participant’s Plan account if the
Participant dies prior to the exercise of the Participant’s Purchase Right. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.
19.2.Absence of Beneficiary Designation. If a Participant dies without an effective designation pursuant to
Section 20.1 of a beneficiary who is living at the time of the Participant’s death, the Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative or as otherwise required by applicable law.
20.Notices.
All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.Amendment or Termination of the Plan.
The Committee may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Section 423 Component as an employee stock purchase plan pursuant to
Section 423 of the Code or to comply with any applicable law, regulation or rule. Any amendment to increase the number of shares authorized for issuance under the Plan must be approved by the Company’s stockholders within twelve (12) months following adoption of such amendment. In addition and if required by applicable law, any other amendment to the Plan must be approved by the stockholders of the Company. Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering
Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.
22.No Representations with Respect to Tax Qualification.
Although the Company may endeavor to (a) qualify Purchase Rights for favorable tax treatment under the laws of the
United States or jurisdictions outside of the United States (e.g., options granted under Section 423 of the Code) or
(b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
23.Choice of Law.
Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Subscription Agreement shall be governed by the laws of the State of New Jersey, without regard to its conflict of law rules.
104   2025 Proxy Statement
Appendix C — Proposed Amendments to Everest Group, Ltd. Bye-Laws
APPENDIX C
Proposed Amendments to Everest Group, Ltd. Bye-Laws
Below is a marked excerpt of the bye-laws of Everest Group, Ltd., as adopted on February 22, 2000 and amended thereafter, illustrating the changes recommended by the Board of Directors to facilitate the appointment of an independent Chair of the Board:
23.Officers of the Company
The Officers of the Company shall consist of a ~~Chairman, a Deputy Chairman, a~~ President and Chief Executive
Officer and Secretary and such additional Officers as the Board may from time to time determine to be necessary or advisable in the conduct of the affairs of the Company, all of whom shall be deemed to be Officers for the purposes of these Bye‑laws.  The same individual may hold two or more offices in the Company~~, except~~
~~for the offices of Chairman and Deputy Chairman~~.
24.Appointment of Officers
~~The Board shall, as soon as possible after each annual general meeting, appoint the Chairman and the Deputy~~
~~Chairman who shall be Directors.~~ The Secretary and additional Officers, if any, shall be appointed by the Board from time to time; provided, that the ~~Chairman~~ President and Chief Executive Officer may appoint any Officer ranking equal or junior to a Vice President, and such appointee shall be deemed to be an Officer for the purposes of these Bye-laws.
25.Remuneration of Officers
The Officers shall receive such remuneration as the Board may from time to time determine; provided, that the
President and Chief Executive Officer ~~Chairman~~ shall be entitled to determine the remuneration for those
Officers appointed by the President and Chief Executive Officer ~~Chairman~~ pursuant to Bye-law 24.
26.Duties of Officers
The Officers shall have such powers and perform such duties in the management, business and affairs of the
Company as may be delegated to them from time to time by these Bye-laws, or the Board or, in the case of those Officers appointed by the President and Chief Executive Officer ~~Chairman~~ pursuant to Bye-law 24, the
President and Chief Executive Officer ~~Chairman~~ .
Seon Place, 4th Floor
141 Front Street
Hamilton, HM 19 Bermuda

everest® VOTE

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Your vote matters – here's how to vote!

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2025 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4, and 5.

1. Election of Directors for a term to end in 2026.

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - John J. Amore	☐	☐	☐	02 - William F. Galtney, Jr.	☐	☐	☐	03 - John A. Graf	☐	☐	☐
04 - Meryl Hartzband	☐	☐	☐	05 - John Howard	☐	☐	☐	06 - Gerri Losquadro	☐	☐	☐
07 - Hazel McNeilage	☐	☐	☐	08 - Roger M. Singer	☐	☐	☐	09 - Jim Williamson	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2025 Annual Meeting of Everest Group, Ltd. Shareholders

Wednesday, May 14, 2025, 10:00 A.M. Local Time
Fairmont Hamilton Princess, 76 Pitts Bay Road,
Hamilton, Bermuda

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Everest Group, Ltd.

Notice of 2025 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting - May 14, 2025

The undersigned hereby appoints Jim Williamson and Ricardo Anzaldua, and each of them, as proxies of the undersigned, each with full power to act without the others and with full power of substitution, to vote all the Common Shares of EVEREST GROUP, LTD. held in the name of the undersigned at the close of business on March 17, 2025, at the Annual Meeting of Shareholders to be held on Wednesday, May 14, 2025, at Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda at 10:00 a.m. (local time), and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present, on the matters set forth hereon in accordance with any directions given by the undersigned and, in their discretion, on all other matters that may properly come before the Annual General Meeting, all in accordance with the accompanying Notice and Proxy Statement, receipt of which is acknowledged.

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED AND FOR PROPOSALS 2, 3, 4, AND 5. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

(Items to be voted appear on reverse side)

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